                                                                     EXHIBIT 4.1
                                                                  EXECUTION COPY

                       ADVANTA BUSINESS CARD MASTER TRUST

                                     ISSUER

                                       AND

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                INDENTURE TRUSTEE

                       ADVANTASERIES INDENTURE SUPPLEMENT

                          DATED AS OF NOVEMBER 1, 2004

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                                TABLE OF CONTENTS

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                                                                                                                     PAGE
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ARTICLE I           Creation of the AdvantaSeries Notes..........................................................      1
     Section 1.01        Designation.............................................................................      1
     Section 1.02        General Terms of the AdvantaSeries, Class or Tranche of Notes...........................      1
     Section 1.03        New Issuance of Notes...................................................................      3

ARTICLE II          Definitions..................................................................................      6
     Section 2.01        Definitions.............................................................................      6

ARTICLE III         Servicing Fee and Interchange................................................................     20
     Section 3.01        Servicing Compensation; Interchange.....................................................     20

ARTICLE IV          Allocations, Deposits and Payments...........................................................     21
     Section 4.01        Collections and Allocations.............................................................     21
     Section 4.02        Payments to the Transferor..............................................................     21
     Section 4.03        Allocations of Collections of Finance Charge and Administrative Receivables.............     21
     Section 4.04        Allocations of Principal Collections....................................................     21
     Section 4.05        Allocations of Available Finance Charge Collections to Payment of Interest..............     22
     Section 4.06        Amounts to be Treated as Available Finance Charge Collections; Other Deposits
                         for Payment of Interest.................................................................     22
     Section 4.07        Applications of Available Finance Charge Collections....................................     23
     Section 4.08        Computation of Interest.................................................................     24
     Section 4.09        Determination of Interest Payments......................................................     24
     Section 4.10        Calculation of Adjusted Invested Amount.................................................     25
     Section 4.11        Allocations of Reductions to the Adjusted Invested Amount Due to Investor
                         Charge-Offs.............................................................................     26
     Section 4.12        Allocations of Reimbursements of Adjusted Invested Amount Deficits......................     27
     Section 4.13        Allocation of Reductions of Adjusted Invested Amount of Subordinated Notes from
                         Reallocations of Available Principal Collections to Cover Interest Shortfalls or
                         Servicing Fee Shortfalls................................................................     27
     Section 4.14        Amounts to be Treated as Available Principal Collections................................     28
     Section 4.15        Application of Available Principal Collections..........................................     28
     Section 4.16        Required Deposits of Available Principal Collections to the Principal Funding
                         Sub-Accounts............................................................................     30
     Section 4.17        Allocations among Principal Funding Sub-Accounts........................................     30
     Section 4.18        Limit on Deposits to the Principal Funding Sub-Account of Subordinated Notes;
                         Limit on Repayments of all Tranches.....................................................     31
     Section 4.19        Calculation of Coverage Funding Required Amount.........................................     32
     Section 4.20        Withdrawals from Principal Funding Account..............................................     34
     Section 4.21        Adjustments to Required Subordinated Amounts............................................     35
     Section 4.22        Deposits to the Cash Collateral Account.................................................     35
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
     Section 4.23        Withdrawals from the Cash Collateral Account............................................     36
     Section 4.24        Required Deposits to the Spread Account.................................................     38
     Section 4.25        Withdrawals from the Spread Account.....................................................     38
     Section 4.26        Distributions...........................................................................     40
     Section 4.27        Pro rata Payments within a Tranche......................................................     41
     Section 4.28        Netting of Deposits and Payments........................................................     41
     Section 4.29        Excess Finance Charge Collections Sharing...............................................     42
     Section 4.30        Shared Principal Collections............................................................     42
     Section 4.31        Investment Instructions.................................................................     42
     Section 4.32        Issuer Accounts.........................................................................     42
     Section 4.33        Final Payment...........................................................................     44

ARTICLE V           Delivery of Notes; Reports to AdvantaSeries Noteholders......................................     45
     Section 5.01        Delivery and Payment for the Notes; Form and Denomination...............................     45
     Section 5.02        Reports and Statements to AdvantaSeries Noteholders.....................................     45

ARTICLE VI          AdvantaSeries Pay Out Events; Event of Default...............................................     46
     Section 6.01        AdvantaSeries Pay Out Events............................................................     46
     Section 6.02        AdvantaSeries Event of Default..........................................................     47
     Section 6.03        Acceleration of Maturity; Rescission and Annulment......................................     47
     Section 6.04        Remedies; Priorities....................................................................     47
     Section 6.05        Optional Preservation of the Collateral.................................................     49

ARTICLE VII         Redemption of the Notes; Final Distributions; Series Termination.............................     50
     Section 7.01        Optional Redemption of the Notes; Final Distributions...................................     50
     Section 7.02        Series Termination......................................................................     51

ARTICLE VIII        Miscellaneous Provisions.....................................................................     52
     Section 8.01        Ratification of Indenture...............................................................     52
     Section 8.02        Form of Delivery of the Notes...........................................................     52
     Section 8.03        Amendment...............................................................................     52
     Section 8.04        Counterparts............................................................................     52
     Section 8.05        GOVERNING LAW...........................................................................     52
     Section 8.06        Limitation of Liability.................................................................     52
     Section 8.07        Representations and Warranties of the Issuer............................................     52
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EXHIBITS

EXHIBIT A-1       FORM OF CLASS A NOTE

EXHIBIT A-2       FORM OF CLASS B NOTE

EXHIBIT A-3       FORM OF CLASS C NOTE

EXHIBIT A-4       FORM OF CLASS D NOTE

EXHIBIT B         FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                  NOTIFICATION TO THE INDENTURE TRUSTEE

EXHIBIT C         FORM OF MONTHLY STATEMENT

EXHIBIT D         FORM OF MONTHLY SERVICER'S CERTIFICATE

EXHIBIT E-1       FORM OF CLASS A TERMS DOCUMENT

EXHIBIT E-2       FORM OF CLASS B TERMS DOCUMENT

EXHIBIT E-3       FORM OF CLASS C TERMS DOCUMENT

EXHIBIT E-4       FORM OF CLASS D TERMS DOCUMENT

                                       iii

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      ADVANTASERIES INDENTURE SUPPLEMENT, dated as of November 1, 2004 (the
"INDENTURE SUPPLEMENT"), between WILMINGTON TRUST COMPANY, as Owner Trustee of ADVANTA BUSINESS CARD MASTER TRUST, a common law trust organized and existing under the laws of the State of Delaware (herein, the "ISSUER" or the "TRUST"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "INDENTURE TRUSTEE") under the Master Indenture, dated as of August 1, 2000 (the "INDENTURE") between the Issuer and the Indenture Trustee (the Indenture, together with this Indenture Supplement, the "AGREEMENT").

      Pursuant to Section 2.12 of the Indenture, the Transferor may direct the Issuer, to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

                                    ARTICLE I
                       Creation of the AdvantaSeries Notes

      Section 1.01 Designation.

      (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "ADVANTA BUSINESS CARD MASTER TRUST, ADVANTASERIES ASSET BACKED NOTES" or the "NOTES." The Notes shall be issued in four Classes, the first of which shall be known as the "ADVANTASERIES CLASS A ASSET BACKED NOTES," the second of which shall be known as the "ADVANTASERIES CLASS B ASSET BACKED Notes," the third of which shall be known as the "ADVANTASERIES CLASS C ASSET BACKED NOTES," and the fourth of which shall be known as the "ADVANTASERIES CLASS D ASSET BACKED NOTES."

      (b) The AdvantaSeries shall be included in Group One and shall be a Principal Sharing Series with respect to Group One only. The AdvantaSeries shall be an Excess Allocation Series with respect to Group One only. The AdvantaSeries shall not be subordinated to any other Series.

      Section 1.02 General Terms of the AdvantaSeries, Class or Tranche of
Notes.

      (a) The aggregate Principal Balance of Notes which may be authenticated and delivered and Outstanding under this Indenture Supplement is not limited.

      (b) The Notes of a Class may be issued in one or more Tranches up to an aggregate Principal Balance of Notes as from time to time may be authorized by the Issuer. All Notes of each Class or Tranche under this Indenture Supplement will in all respects be equally and ratably entitled to the benefits hereof with respect to such Class or Tranche without preference, priority or distinction on account of (i) the actual time of the authentication and delivery, (ii) the Expected Final Principal Payment Date or (iii) the Final Maturity Date of the Notes of such Class or Tranche, except as specified herein for such Class or Tranche of Notes.

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      (c) Each Note issued must be part of a Class and Tranche of Notes for purposes of allocations pursuant to this Indenture Supplement. Each Class of Notes is created pursuant to this Indenture Supplement and each Tranche of Notes is created pursuant to this Indenture Supplement and a Terms Document under this Indenture Supplement. Forms of Terms Document for the Class A Notes, Class B Notes, Class C Notes and Class D Notes are attached hereto as Exhibits E-1, E-2, E-3 and E-4, respectively.

      (d) If a Class of Notes is not divided into separate Tranches, that Class shall be deemed to be a distinct Tranche for purposes of this Indenture Supplement.

      (e) Each Class of Notes may consist of a single Tranche or may be subdivided into multiple Tranches. Notes of a single Class will belong to different Tranches if they have different terms and conditions. With respect to any Class of Notes, Notes which have identical terms, conditions and Tranche designation will be deemed to be part of a single Tranche.

      (f) Before the initial issuance of Notes of each Class or Tranche, there shall also be established in or pursuant to a Terms Document related to this Indenture Supplement, provision for:

            (i) whether such Notes are of a particular Class of Notes or a Tranche of a Class of Notes;

            (ii) any additional times at which such Class or Tranche of Notes may, pursuant to any optional or mandatory redemption provisions, be redeemed, and the other terms and provisions of any such redemption provisions;

            (iii) the rate per annum at which such Class or Tranche of Notes will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;

            (iv) each Interest Payment Date, Expected Final Principal Payment Date and the Final Maturity Date for such Class or Tranche of Notes;

            (v) the Initial Principal Balance of such Class or Tranche of Notes, and the means for calculating the Initial Principal Balance and the Outstanding Principal Balance of such Class or Tranche of Notes, if different from the means specified herein;

            (vi) any Events of Default or Pay Out Events with respect to such Class or Tranche of Notes, if not set forth herein and any additions, deletions or other changes to the Events of Default or Pay Out Events set forth herein that will be applicable to such Class or Tranche of Notes (including a provision making any Event of Default or Pay Out Event set forth herein inapplicable to the Notes of that Class or Tranche);

            (vii) if such Class or Tranche of Notes is to have the benefit of any derivative agreement, the terms and provisions of such agreement;

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            (viii) if such Class or Tranche of Notes is to have the benefit of any Series Enhancement or any credit enhancement solely for the benefit of that Class or Tranche, the terms and provisions of such enhancement;

            (ix) the Record Date for any Payment Date of such Class or Tranche of Notes, if different from the Business Day preceding such Payment Date;

            (x) whether and the conditions under which additional amounts will be payable to Noteholders;

            (xi) the amount required to be deposited into the Principal Funding Sub-Account for such Class or Tranche of Notes and the conditions and timing of such deposits;

            (xii) the amount of the AdvantaSeries Monthly Servicing Fee allocated to such Class or Tranche with respect to the first Payment Date following the Closing Date of such Class or Tranche; and

            (xiii) any other terms of such Notes as stated in the applicable Terms Document.

      (g) The form of the Notes of each Class or Tranche will be established pursuant to the provisions of the Indenture, this Indenture Supplement and the related Terms Document creating such Class or Tranche. The Notes of each Class or Tranche will be distinguished from the Notes of each other Class or Tranche in such manner as the Issuer may determine.

      (h) Any terms or provisions in respect of the Notes of any Class or Tranche issued under the Indenture and this Indenture Supplement may be determined pursuant to this Section by providing in the applicable Terms Document for the method by which such terms or provisions will be determined.

      Section 1.03 New Issuance of Notes. (a) The Issuer may issue new Notes of any Class or Tranche of Notes (including additional Notes of an Outstanding Class or Tranche) to be included in the AdvantaSeries, so long as the following conditions precedent are satisfied:

            (i) on or prior to the fifth Business Day before the related Closing Date, the Transferor delivers to the Owner Trustee, the Indenture Trustee and each Rating Agency notice of such new issuance;

            (ii) on or prior to the related Closing Date, the Transferor delivers to the Owner Trustee, the Indenture Trustee and each Rating Agency an Officer's Certificate to the effect that:

                  (A) the Transferor reasonably believes that the new issuance will not cause an Adverse Effect on any Outstanding Notes;

                  (B) all instruments furnished to the Indenture Trustee conform to the requirements of this Indenture Supplement and constitute sufficient authority hereunder for the Indenture Trustee to authenticate and deliver such Notes;

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                  (C) the form and terms of such Notes have been established in conformity with the provisions of this Indenture Supplement;

                  (D) the conditions precedent set forth in Sections
            1.03(vii)-(xii) have been satisfied or waived; and

                  (E) such other matters as the Indenture Trustee may reasonably request;

            (iii) on or prior to the related Closing Date, the Transferor and/or the Issuer will have delivered to the Indenture Trustee and each Rating Agency an Opinion of Counsel, which may be from internal counsel of the Transferor, that the Issuer has the power and authority to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Indenture Trustee at the written direction of the Issuer, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and are entitled to the benefits of the Indenture and this Indenture Supplement, equally and ratably with all other Outstanding Notes, if any, of such Class or Tranche, subject to the terms of the Indenture, the Indenture Supplement and each Terms Document;

            (iv) on or prior to the related Closing Date, the Transferor will have delivered to the Indenture Trustee and the Rating Agencies a Tax Opinion with respect to such issuance;

            (v) the Issuer obtains confirmation that the new issuance will satisfy the Rating Agency Condition;

            (vi) on or prior to the related Closing Date, the Issuer will have executed with the Indenture Trustee a Terms Document relating to the applicable Class or Tranche of Notes;

            (vii) when issued, the additional Notes of an Outstanding Tranche will be identical in all respects to the other Outstanding Notes of that Tranche and will be equally and ratably entitled to the benefits of the Indenture and this Indenture Supplement as the other Outstanding Notes of that Tranche without preference, priority or distinction;

            (viii) on or prior to the related Closing Date, the Transferor shall have deposited, caused to have been deposited or have maintained funds in the Spread Account such that immediately after the issuance of the new Notes, the ratio of the amount on deposit in the Spread Account to the Required Spread Account Amount is equal to or greater than the same ratio immediately preceding such issuance;

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            (ix) immediately after giving effect to such issuance, with respect to the Class A Notes, the sum of the Adjusted Invested Amounts of the Subordinated Notes must be at least equal to the Class A Required Subordinated Amount;

            (x) immediately after giving effect to such issuance, with respect to the Class B Notes, the sum of the Adjusted Invested Amounts of the Subordinated Notes must be at least equal to the Class B Required Subordinated Amount;

            (xi) immediately after giving effect to such issuance, with respect to the Class C Notes, the sum of the Adjusted Invested Amounts of the Subordinated Notes must be at least equal to the Class C Required Subordinated Amount;

            (xii) on or prior to the related Closing Date, the Transferor shall have deposited, caused to have been deposited or maintained funds in the Cash Collateral Account such that immediately after giving effect to such issuance, the amount on deposit in the Cash Collateral Account for the AdvantaSeries must be at least equal to the Required Cash Collateral Account Amount; and

            (xiii) any other conditions specified in the related Terms Document;

provided, however, that any one of the aforementioned conditions may be eliminated (other than clauses (iv) and (vi)) or modified as a condition precedent to any new issuance of Notes if the Rating Agency Condition has been satisfied. In no event shall the Indenture Trustee be obligated to ensure or monitor that the conditions precedent set forth in this Section 1.03 have been satisfied or waived.

      (b) The Issuer and the Indenture Trustee will not be required to provide prior notice to or to obtain the consent of any Noteholder of any Outstanding Series, Class or Tranche to issue any additional Notes of any Class or Tranche.

      (c) There are no restrictions on the timing or amount of any additional issuance of any Notes, so long as the conditions described in this Section 1.03 are met or, except for clause (iv) and (vi) above, waived.

                               [END OF ARTICLE I]

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                                   ARTICLE II
                                   Definitions

      Section 2.01 Definitions.(a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms. All capitalized terms not otherwise defined herein are defined in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement. Each capitalized term defined herein shall relate only to the Notes and no other Series of Notes issued by the Issuer, unless the context otherwise requires. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement, the terms and provisions of this Indenture Supplement shall be controlling.

      "Accumulation Period" means, for any Tranche of Notes, the Accumulation Period specified in the Terms Document for such Tranche of Notes.

      "Adjusted Invested Amount" means, with respect to any Tranche of Notes, the amount calculated pursuant to Section 4.10. The Adjusted Invested Amount for the AdvantaSeries will be the sum of the Adjusted Invested Amounts of all of the Tranches of Notes.

      "Adjusted Invested Amount Deficit" means, with respect to any Tranche of Notes, the excess of the Adjusted Outstanding Principal Balance of that Tranche over the Adjusted Invested Amount of that Tranche. The Adjusted Invested Amount Deficit for the AdvantaSeries will be the sum of the Adjusted Invested Amount Deficits for all Tranches of Notes.

      "Adjusted Outstanding Principal Balance" means at any time with respect to any Class or Tranche of Notes, the Outstanding Principal Balance of all Outstanding Notes of such Class or Tranche of Notes at such time, less any funds on deposit and allocated for principal in any Issuer Account for the benefit of such Class or Tranche of Notes at such time.

      "AdvantaSeries" shall mean the Series of Notes the terms of which are specified in this Indenture Supplement.

      "AdvantaSeries Defaulted Amount" means, with respect to any Payment Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Investor Percentage for such Monthly Period.

      "AdvantaSeries Monthly Servicing Fee" means, with respect to any Monthly Period, the amount of the Servicing Fee allocated to the AdvantaSeries pursuant to Section 3.01(a) and as set forth in any Terms Document.

      "AdvantaSeries Noteholder" shall mean a Class A Noteholder, a Class B Noteholder, a Class C Noteholder or a Class D Noteholder.

      "AdvantaSeries Pay Out Event" shall have the meaning specified in Section 6.01.

      "AdvantaSeries Principal Shortfall" means, for any Payment Date, for the Notes, an amount equal to (a) if a Pay Out Event with respect to all Notes occurs, zero, and otherwise, (b) the excess, if any, of the Required Principal Deposit Amount for all Classes or Tranches of Notes with respect to such Payment Date over the amount of Available Principal Collections remaining after any applications of Available Principal Collections pursuant to Section 4.15(a) through (d) for such Payment Date (excluding any portion thereof attributable to Shared Principal Collections); provided, however, that the Transferor, when authorized by an Officer's Certificate, may amend or otherwise modify this definition of AdvantaSeries Principal Shortfall provided the Rating Agency Condition shall have been satisfied with respect to such amendment or modification.

         "AdvantaSeries Reset Date" shall mean, any date that is (i) an Addition Date, (ii) a date on which an increase or decrease in the Adjusted Invested Amount of any Tranche of Notes that is a variable principal funding Tranche occurs, (iii) a Removal Date or (iv) a date on which an increase in the Adjusted Invested Amount of the AdvantaSeries occurs as a result of (A) the issuance of a new Tranche of Notes or the issuance of additional Notes of an Outstanding Tranche of Notes or (B) the release of Coverage Funding Excess Amounts (other than amounts that were deposited into the applicable Principal Funding Sub-Account for any Class or Tranche of Notes during the related Monthly Period) for any Class or Tranche of Notes from the applicable Principal Funding Sub-Account.

         "AdvantaSeries Termination Date" means the Final Maturity Date of the last Outstanding Tranche of Notes.

         "Aggregate Outstanding Principal Balance" shall mean, on any date of determination, an amount equal to the sum of the Outstanding Principal Balances of all Classes of Outstanding Notes.

         "Asset Sales Proceeds" means, for any Tranche of Notes, the proceeds of the sale of a Foreclosure Certificate with respect to such Tranche pursuant to
Section 6.04. Asset Sales Proceeds do not constitute Available Principal Collections.

         "Asset Sales Proceeds Deposit Amount" means, for any Tranche of Notes in respect of which the Trust has received Asset Sales Proceeds, the amount of Asset Sales Proceeds on deposit in the Principal Funding Sub-Account for such Tranche.

         "Available Cash Collateral Account Amount" means, with respect to any Payment Date, an amount equal to the lesser of (a) the amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account made or to be made with respect to such date) and (b) the Required Cash Collateral Account Amount for such Payment Date.

         "Available Finance Charge Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Floating Investor Percentage for such Monthly Period of Collections of Finance Charge and Administrative Receivables deposited in the Collection Account for such Monthly Period pursuant to Section 4.03, plus (b) any amounts to be treated as Available Finance Charge Collections pursuant to Section 4.06(a) and 6.04(b)(iv), plus (c) any amounts to be treated as Available Finance Charge Collections pursuant to any Terms Document.

      "Available Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period, plus (b) any amounts to be treated as Available Principal Collections pursuant to Section 4.14.

      "Base Rate" shall mean, with respect to any Monthly Period, the per annum rate equal to the sum of (b) the Servicing Fee Rate and (b) the Weighted Average Interest Rate.

      "Cash Collateral Account" means the trust account designated as such and established pursuant to Section 4.32.

      "Cash Collateral Account Deficit" means the excess of the Required Cash Collateral Account Amount over the Available Cash Collateral Account Amount.

      "Cash Collateral Account Floor" means, 1.00%, provided that the Transferor may, from time to time, change such percentage upon (i) written notice to the Indenture Trustee and (ii) prior written confirmation from each Rating Agency then rating any Class or Tranche of then Outstanding Notes that the change will not cause a reduction or withdrawal of the rating of any Outstanding Class or Tranche.

      "Class A Noteholder" shall mean the Person in whose name a Class A Note is registered in the Note Register.

      "Class A Notes" shall mean any one of the Notes specified in the applicable Terms Document as belonging to Class A, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-1.

      "Class A Required Subordinated Amount" shall mean, subject to modification in accordance with Section 4.21, as of any date of determination, an amount equal to the product of (i) 21.5805% (17.75 divided by 82.25) times (ii) the aggregate Adjusted Outstanding Principal Balance of the Class A Notes as of such date of determination; provided, however, that if a Pay Out Event has occurred with respect to the Class A Notes, then for so long as such Pay Out Event is continuing, the Class A Required Subordinated Amount will be the greater of (x) the Class A Required Subordinated Amount on the date of determination and (y) the Class A Required Subordinated Amount on the date immediately prior to the occurrence of such Pay Out Event.

      "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered in the Note Register.

      "Class B Notes" shall mean any one of the Notes specified in the applicable Terms Document as belonging to Class B, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-2.

      "Class B Required Subordinated Amount" shall mean, subject to modification in accordance with Section 4.21, as of any date of determination, an amount equal to the product of

(i) 8.9918% (8.25 divided by 91.75) times (ii) the aggregate Adjusted Outstanding Principal Balance of the Class A Notes and the Class B Notes as of such date of determination; provided, however, that if a Pay Out Event has occurred with respect to the Class B Notes, then for so long as such Pay Out Event is continuing, the Class B Required Subordinated Amount will be the greater of (x) the Class B Required Subordinated Amount on the date of determination and (y) the Class B Required Subordinated Amount on the date immediately prior to the occurrence of such Pay Out Event.

      "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered in the Note Register.

      "Class C Notes" shall mean any one of the Notes specified in the applicable Terms Document as belonging to Class C, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-3.

      "Class C Required Subordinated Amount" shall mean, subject to modification in accordance with Section 4.21, as of any date of determination, an amount equal to the product of (i) 3.6269% (3.50 divided by 96.50) times (ii) the aggregate Adjusted Outstanding Principal Balance of the Class A Notes, the Class B Notes and the Class C Notes as of such date of determination; provided, however, that if a Pay Out Event has occurred with respect to the Class C Notes, then for so long as such Pay Out Event is continuing, the Class C Required Subordinated Amount will be the greater of (x) the Class C Required Subordinated Amount on the date of determination and (y) the Class C Required Subordinated Amount on the date immediately prior to the occurrence of such Pay Out Event.

      "Class D Noteholder" shall mean the Person in whose name a Class D Note is registered in the Note Register.

      "Class D Notes" shall mean any one of the Notes specified in the applicable Terms Document as belonging to Class D, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-4.

      "Closing Date" means: (i) for a Class or Tranche of Notes, the date of initial issuance of such Class or Tranche, as set forth in the related Terms Document; and (ii) for additional notes of a Class or Tranche issued after the initial issuance of notes of such Class or Tranche, the date of such issuance.

      "Coverage Funding Excess Amount" means, with respect to any Senior Class or Tranche of Notes for any date, after giving effect to all issuances, allocations, deposits and payments with respect to that date, the aggregate amounts on deposit in the Principal Funding Sub-Accounts of the Notes of that Class or Tranche that are in excess of the aggregate amount required to be on deposit in those Principal Funding Sub-Accounts pursuant to Section 4.16 and the related Terms Document.

      "Coverage Funding Required Amount" means the amount calculated pursuant to
Section 4.19.

      "Derivative Agreement" means any interest rate or other swap, cap, collar, guaranteed investment contract or other derivative agreement.

      "Derivative Counterparty" means any party to any Derivative Agreement other than the Issuer or the Indenture Trustee.

      "Determination Date" means, unless otherwise specified in a Terms Document for a particular Tranche, the third Business Day preceding the fifteenth day of each calendar month.

      "Early Amortization Period" shall mean, for any Tranche of Notes, the period commencing on the Business Day on which a Pay Out Event with respect to the related Tranche is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Outstanding Principal Balance and (ii) the Final Maturity Date, in each case with respect to the related Tranche of Notes.

      "Excess Finance Charge Collections" means, with respect to any Payment Date with respect to the AdvantaSeries, the amount of Available Finance Charge Collections for such Payment Date available after application in accordance with Sections 4.07(a) through (j).

      "Excess Spread Amount" means, with respect to any Monthly Period, the aggregate amount of Available Finance Charge Collections (excluding any amounts treated as Available Finance Charge Collections pursuant to Section 4.06(a)(i) (to the extent the PFA Earnings Shortfall relates to the Coverage Funding Required Amount) and Section 4.06(a)(iii)) minus the sum of the amounts, without duplication, determined pursuant to Sections 4.07(a) - (f) for the related Payment Date.

      "Excess Spread Percentage" shall mean with respect to any Payment Date, a percentage equal to the Net Portfolio Yield for the preceding Monthly Period minus the Base Rate for the preceding Monthly Period.

      "Expected Final Principal Payment Date" means, with respect to any Class or Tranche of Notes, the scheduled due date of any payment of principal on such Notes, as specified in the related Terms Document, or if such day is not a Business Day, the next following Business Day.

      "Final Maturity Date" means, with respect to a Class or Tranche of Notes, the date specified in the related Terms Document for such Note as the fixed date on which the principal of such Class or Tranche of Notes is due and payable.

      "Finance Charge Shortfall" means, for the AdvantaSeries, for any Payment Date the amount equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.07(a) through (j) on such Payment Date (excluding the amount described in Section 4.07(i)), over (b) the Available Finance Charge Collections with respect to such Payment Date (excluding any portion thereof attributable to Excess Finance Charge Collections described in Section 4.06(a)(iii)).

      "Fixed Investor Percentage" means, for any Monthly Period, for the Notes, the percentage equivalent (which percentage shall not exceed 100%) of a fraction, (a) the numerator of which is equal to the sum of the Principal Allocation Amounts for all Classes or Tranches of

Notes as of the close of business of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the date of issuance of the first Tranche pursuant to this Indenture Supplement), and (b) the denominator of which is the greater of (i) the sum of (A) the total amount of Principal Receivables in the Trust as of the close of business on the last day of the immediately preceding Monthly Period (or with respect to the first calendar month in the first Monthly Period, the total amount of Principal Receivables in the Trust as of the close of business on the date of issuance of the first Tranche pursuant to this Indenture Supplement) and (B) the principal amount on deposit in the Excess Funding Account as of the close of business on such last day (or with respect to the first calendar month in the first Monthly Period, the date of issuance of the first Tranche pursuant to this Indenture Supplement) and (ii) the sum of the numerators used to calculate the investor percentages for allocations with respect to Principal Receivables for all Series of Notes for such Monthly Period; provided, however, that with respect to any Monthly Period in which one or more AdvantaSeries Reset Dates occur, the Fixed Investor Percentage shall be recalculated as provided above but the numerator shall be determined as of such AdvantaSeries Reset Date and the denominator shall be determined as of the opening of business on the related AdvantaSeries Reset Date after adjusting for the aggregate amount of any Principal Receivables added to or removed from the Trust on the related AdvantaSeries Reset Date, for the period from and after the date on which any such AdvantaSeries Reset Date occurs to but excluding the date, if any, on which another such AdvantaSeries Reset Date occurs or, if no other AdvantaSeries Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

      "Floating Allocation Amount" means, for any date of determination during any Monthly Period, for any Class or Tranche of Notes (exclusive of (x) any Class or Tranche of Notes for such Monthly Period which will be paid in full during such Monthly Period and (y) any Class or Tranche of Notes which will have an Adjusted Invested Amount of zero during such Monthly Period), an amount equal to:

            (a) the Adjusted Invested Amount of such Class or Tranche of Notes as of the close of business on the last day of the preceding Monthly Period, or with respect to the first Monthly Period for any Class or Tranche of Notes, the Initial Principal Balance of such Class or Tranche, plus

            (b) the aggregate amount of any increase in the Adjusted Invested Amount of any Class or Tranche of Notes during the current Monthly Period due to (x) the issuance of additional Notes of such Class or Tranche of Notes during such Monthly Period or (y) the release of Coverage Funding Excess Amounts (other than amounts that were deposited into the applicable Principal Funding Sub-Account for such Class or Tranche of Notes during such Monthly Period) for such Class or Tranche of Notes from the applicable Principal Funding Sub-Account or (z) an increase in the Adjusted Invested Amount of any Tranche of Notes that is a variable principal funding Tranche; minus

            (c) the aggregate amount of any decrease in the Adjusted Invested Amount of any Class or Tranche of Notes that is a variable principal funding Tranche.

      "Floating Investor Percentage" means, for any Monthly Period, for the Notes, the percentage equivalent (which percentage shall not exceed 100%) of a fraction, (a) the numerator of which is the sum of the Floating Allocation Amounts as of the close of business on the last day of the preceding Monthly Period of all Classes and Tranches of Notes for such Monthly Period (or with respect to the first Monthly Period, as of the date of issuance of the first Tranche pursuant to this Indenture Supplement), and (b) the denominator of which is the greater of (i) the sum of (A) the total amount of Principal Receivables in the Trust as of the close of business on the last day of the immediately preceding Monthly Period (or with respect to the first calendar month in the first Monthly Period, the total amount of Principal Receivables in the Trust as of the close of business on the date of issuance of the first Tranche pursuant to this Indenture Supplement) and (B) the principal amount on deposit in the Excess Funding Account as of the close of business on such last day (or with respect to the first calendar month in the first Monthly Period, as of the date of issuance of the first Tranche pursuant to this Indenture Supplement) and (ii) sum of the numerators used to calculate the investor percentages for allocations with respect to Finance Charge and Administrative Receivables, Defaulted Amounts or Principal Receivables, as applicable, for all Series of Notes for such Monthly Period; provided, however, that with respect to any Monthly Period in which one or more AdvantaSeries Reset Dates occur, the Floating Investor Percentage shall be recalculated as provided above but the numerator shall be determined as of such AdvantaSeries Reset Date and the denominator shall be determined as of the opening of business on the related AdvantaSeries Reset Date after adjusting for the aggregate amount of any Principal Receivables added to or removed from the Trust on the related AdvantaSeries Reset Date, for the period from and after the date on which any such AdvantaSeries Reset Date occurs to but excluding the date, if any, on which another such AdvantaSeries Reset Date occurs or, if no other AdvantaSeries Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period.

      "Group One" shall mean Series 1997-A, Series 2000-C, Series 2001-A, Series 2002-A, Series 2003-A, Series 2003-B, Series 2003-C, Series 2003-D, the AdvantaSeries and each other Series hereafter specified in the related indenture supplement to be included in Group One, for so long as each such Series is Outstanding.

      "Initial Principal Balance" means, unless otherwise specified in the applicable Terms Document, with respect to any Class or Tranche of Notes, the initial principal balance of such Notes, and with respect to the AdvantaSeries, the aggregate Initial Principal Balance of all Outstanding Notes of the AdvantaSeries.

      "Interest Payment Date" means, with respect to any Class or Tranche of Notes, the scheduled due date of any payment of interest on such Notes, which shall be each Payment Date unless otherwise specified in the related Terms Document. The first Interest Payment Date for a Tranche of Notes shall be specified in the related Terms Document.

      "Interest Period" means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or in the case of the initial Interest Payment Date, from and including the Closing Date) through the day preceding such Interest Payment Date.

      "Invested Amount" shall mean, as of any date of determination, an amount equal to (i) the sum of the Initial Principal Balances of all Tranches of Outstanding Notes, minus (ii) the amount of principal previously paid to the AdvantaSeries Noteholders, minus (iii) the excess, if any, of the aggregate amount of any Investor Charge-Offs allocated to the Notes pursuant to

Section 4.11 and any Available Principal Collections reallocated pursuant to
Section 4.15 over the reimbursements of any such amounts pursuant to Section 4.07(g).

      "Investor Charge-Offs" means, with respect to any Payment Date, the aggregate amount, if any, by which the AdvantaSeries Defaulted Amount, if any, for such Payment Date exceeds the sum of (i) Available Finance Charge Collections allocated with respect thereto pursuant to Section 4.07(f) for such Payment Date, (ii) amounts withdrawn from the Spread Account pursuant to Section 4.25(b) and (iii) amounts withdrawn from the Cash Collateral Account pursuant to
Section 4.23(c).

      "Investor Percentage" shall mean, for any Monthly Period, (a)with respect to Defaulted Amounts and Finance Charge and Administrative Receivables, the Floating Investor Percentage and (b) with respect to Principal Receivables, the Fixed Investor Percentage.

      "Investor Principal Collections" shall mean, with respect to any Monthly Period, the aggregate amount retained in the Collection Account for the AdvantaSeries pursuant to Section 4.04 for such Monthly Period and any amount treated as Investor Principal Collections pursuant to Section 8.03(b) of the Indenture.

      "Issuer Account" means, collectively, the Collection Account, the Principal Funding Account, the Cash Collateral Account and the Spread Account, including any Sub-Accounts thereof, and any other trust account established pursuant to Section 4.32 or under a Terms Document in connection with the issuance of a Class or Tranche of Notes.

      "Monthly Period" shall have the meaning specified in the Indenture, except that the first Monthly Period with respect to the AdvantaSeries shall begin on and include November 10, 2004 and shall end on and include December 31, 2004.

      "Negative Carry Reserve Percentage" means, 0.50%, provided that the Transferor may, from time to time, change such percentage upon (i) written notice to the Indenture Trustee and (ii) prior written confirmation from each Rating Agency then rating any Class or Tranche of the Notes that the change will not cause a reduction or withdrawal of the rating of any Outstanding Class or Tranche.

      "Net Portfolio Yield" shall mean, with respect to any Monthly Period, the per annum rate (calculated on the basis of a 360-day year consisting of twelve
(12) 30-day months) equal to the product of the percentage equivalent of a fraction: (a) the numerator of which is equal to the sum of (i) the Floating Investor Percentage for such Monthly Period of Collections of Finance Charge and Administrative Receivables deposited in the Collection Account for such Monthly Period, plus (ii) amounts described in Sections 4.06(a)(v) and (vi) and Section 6.04(b)(iv), in each case relating to such Monthly Period, minus (iii) the AdvantaSeries Defaulted Amount for such Monthly Period, each sum to be calculated on a cash basis, and (b) the denominator of which is the Weighted Average Floating Allocation Amount for such Monthly Period, multiplied by twelve
(12).

      "Note Interest Rate" means, with respect to a Class or Tranche of Notes, the rate of interest borne by such Notes and specified in the related Terms Document.

      "Notes" means, any of the Class A Notes, Class B Notes, Class C Notes and Class D Notes.

      "Outstanding Principal Balance" means at any time with respect to any Class or Tranche of Notes, the aggregate Initial Principal Balance of the Notes of such Class or Tranche at such time, minus the amount of any withdrawals and allocations for payment of principal to the Holders of such Class or Tranche of Notes.

      "Payment Date" shall mean January 20, 2005 and the twentieth day of each following calendar month, or if any such twentieth day is not a Business Day, the next succeeding Business Day.

      "Performing Derivative Agreement" means, with respect to any Derivative Agreement, no payment default or repudiation of performance by a Derivative Counterparty has occurred, and such Derivative Agreement has not been terminated.

      "PFA Earnings" means, with respect to any Payment Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) during the period from and including the immediately preceding Payment Date to but excluding such Payment Date.

      "PFA Earnings Shortfall" means, for any Payment Date,

            (i) the PFA Earnings Target, minus

            (ii) the PFA Earnings for all Tranches of Notes for such period.

      "PFA Earnings Target" means, for any Payment Date, the product of:

            (i) the aggregate amount on deposit in the Principal Funding Sub-Accounts for all Tranches of Notes, multiplied by

            (ii) Weighted Average Interest Rates of the outstanding Notes, multiplied by

            (iii) a fraction, the numerator of which is the actual number of days from and including the previous Payment Date through the day preceding such Payment Date and the denominator of which is 360.

      "Portfolio Decline Event" means, if the aggregate amount of Principal Receivables in the Trust as of close of business on the last day of the preceding Monthly Period is less than either (i) 75% of the highest aggregate amount of Principal Receivables in the Trust over the last two years, or (ii) 50% of the highest aggregate amount of Principal Receivables in the Trust over the last four years.

      "Principal Allocation" shall have the meaning specified in Section 4.04.

      "Principal Allocation Amount" means, for any date of determination during any Monthly Period, for the Notes (exclusive of (x) any Class or Tranche of Notes for such Monthly Period which will be paid in full during such Monthly Period and (y) any Class or Tranche of Notes which will have an Adjusted Invested Amount of zero during such Monthly Period),

            (a) for all Classes or Tranches of Notes in an Accumulation Period, the Adjusted Invested Amount of such Class or Tranche of Notes as of the close of business on the last day of the preceding Monthly Period prior to the commencement of the most recent Accumulation Period for such Class or Tranche,

            (b) for all Classes or Tranches of Notes in an Early Amortization Period, the Adjusted Invested Amount of such Class or Tranche of Notes as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) prior to the commencement of the Early Amortization Period for such Class or Tranche, and

            (c) for all Classes or Tranches in a Revolving Period, the Adjusted Invested Amount of such Class or Tranche of Notes as of the close of business on the last day of the preceding Monthly Period; and

            (d) for all other Classes or Tranches of Outstanding Notes, unless otherwise specified in the related Terms Document, an amount equal to:

                  (i) the Adjusted Invested Amount of such Classes or Tranches of Notes, as of the close of business on the last day of the immediately preceding Monthly Period, or with respect to the first Monthly Period for any Class or Tranche of Notes, the Initial Principal Balance of such Class or Tranche, plus

                  (ii) the aggregate amount of any increase in the Adjusted Invested Amount of such Class or Tranche of Notes during the current Monthly Period due to (x) the issuance of additional Notes of such Class or Tranche of Notes during such Monthly Period (without duplication of any amount included in clause (i) above) or (y) the release of Coverage Funding Excess Amounts (other than amounts that were deposited into the applicable Principal Funding Sub-Account for such Class or Tranche of Notes during such Monthly Period) for such Class or Tranche of Notes from the Principal Funding Account or applicable Principal Funding Sub-Account or (z) an increase in the Adjusted Invested Amount of any Tranche of Notes that is a variable principal funding Tranche, minus,

                  (iii) the aggregate amount of any decrease in the Adjusted Invested Amount of any Class or Tranche of Notes that is a variable principal funding Tranche;

provided, however, that if after the commencement of an Accumulation Period for a Tranche of Notes, another Tranche of Notes that was designated in or under the Terms Document therefor as a "Paired Tranche" with respect to the first Tranche of Notes, the Administrator, on behalf of the Issuer, may, by written notice delivered to the Indenture Trustee, designate an amount (the "Paired Amount") to be subtracted from the amount calculated pursuant to clause (a) or (b) above for the second Tranche of Notes, provided that the Issuer shall have received written notice from each Rating Agency that such designation will satisfy the Rating Agency Condition and shall have delivered copies of each such written notice to the Indenture Trustee and the

Issuer shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at that time, in the reasonable belief of the Issuer, such designation will not have an Adverse Effect with respect to any Outstanding Notes.

      "Principal Funding Account" means the trust account designated as such and established pursuant to Section 4.32.

      "Principal Funding Sub-Account Amount" means, with respect to any Tranche of Notes as of any date, the amount on deposit in the Principal Funding Sub-Account for such Tranche of Notes on such date.

      "Principal Payment Date" means, with respect to any Class or Tranche of Notes, each Expected Final Principal Payment Date, upon the occurrence of a Pay Out Event, or other optional or mandatory redemption of such Class or Tranche of Notes, each Payment Date.

      "Quarterly Excess Spread Percentage" shall mean (a) with respect to the January 2005 Payment Date, the Excess Spread Percentage for the January 2005 Payment Date, (b) with respect to the February 2005 Payment Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Excess Spread Percentage for the January 2005 Payment Date and (ii) the Excess Spread Percentage for the February 2005 Payment Date and the denominator of which is two, (c) with respect to the March 2005 Payment Date and each Payment Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages for the then-current Payment Date and the immediately preceding two Payment Dates and the denominator of which is three.

      "Rating Agency" shall have the meaning specified in a Terms Document with respect to a particular Tranche of Notes.

      "Required Cash Collateral Account Amount" shall mean for any date of determination the sum of:

            (i) the product of (a) 2.25%, subject to modification in accordance with Section 4.21, and (b) the Adjusted Outstanding Principal Balance of the Notes on such date of determination; plus

            (ii)  the product of (a) the Negative Carry Reserve Percentage and
                  (b) the amount of funds on deposit in the Principal Funding Sub-Accounts for each Tranche of Notes on such date of determination, provided, however, that for any date of determination on or after the occurrence and during the continuation of a Portfolio Decline Event such amount in clause (a) will be the sum of the Negative Carry Reserve Percentage and the Cash Collateral Account Floor, with respect to amounts deposited into to the Principal Funding Sub-Accounts for each Tranche of Notes during the Portfolio Decline Event; provided further, however, that a Portfolio Decline Event will continue for six (6) consecutive months after the conditions which gave rise to its occurrence no longer exist;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Pay Out Event that affects all Notes, the Required Cash Collateral Account Amount will be the amount determined above for the date immediately prior to the date on which such Pay Out Event shall have occurred; and, provided further, that the Required Cash Collateral Account Amount will not exceed the Outstanding Principal Balance of the Outstanding Notes.

      "Required Excess Spread Amount" means, with respect to any Monthly Period, an amount equal to zero; provided, however, that the Transferor may, from time to time, change such amount (which will never be less than zero) upon (i) written notice to the Indenture Trustee and (ii) prior written confirmation from each Rating Agency then rating any Class or Tranche of the Notes that the change will not cause a reduction or withdrawal of the rating of any Outstanding Class or Tranche.

      "Required Principal Deposit Amount" means, with respect to any Class or Tranche, for any Payment Date, the aggregate amount required to be deposited in the Principal Funding Account pursuant to Section 4.16 for such Payment Date. The Required Principal Deposit Amount for the AdvantaSeries will be the sum of the Required Principal Deposit Amounts for all Tranches of Notes.

      "Required Spread Account Amount" shall mean for any date of determination, the product of (i) the Required Spread Account Percentage in effect on such date and (ii) the sum of the Initial Principal Balances of all Outstanding Tranches of the Notes as of the preceding day; provided, however, that the Required Spread Account Amount will not exceed the excess, if any, of the Outstanding Principal Balance of the Outstanding Notes over the amount on deposit in the Cash Collateral Account; provided further, however, following the occurrence of an Event of Default with respect to all of the Notes, the Required Spread Account Amount for any Payment Date will be equal to the sum of (a) the amount on deposit in the Spread Account on such Payment Date plus (b) Available Finance Charge Collections for such Payment Date available immediately after the funding of the Cash Collateral Account pursuant to Section 4.07(h); provided further, however, following the occurrence of an Event of Default with respect to all of the Notes that does not result in an acceleration pursuant to Section 5.03 of the Indenture, the Required Spread Account Amount shall not exceed the excess, if any, of the Outstanding Principal Balance of the Outstanding Notes over the amount on deposit in the Cash Collateral Account.

      "Required Spread Account Percentage" shall mean, (i) 0.00%, if the Quarterly Excess Spread Percentage on such Payment Date is greater than or equal to 4.50%, (ii) 1.00%, if the Quarterly Excess Spread Percentage on such Payment Date is less than 4.50% and greater than or equal to 4.00%, (iii) 2.00%, if the Quarterly Excess Spread Percentage on such Payment Date is less than 4.00% and greater than or equal to 3.50%; (iv) 2.50%, if the Quarterly Excess Spread Percentage on such Payment Date is less than 3.50% and greater than or equal to 3.00%, (v) 3.00%, if the Quarterly Excess Spread Percentage on such Payment Date is less than 3.00% and greater than or equal to 2.00%, (vi) 4.00%, if the Quarterly Excess Spread Percentage is less than 2.00% and greater than 0.00%, and (vii) 17.75%, if the Quarterly Excess Spread Percentage is 0% or less; provided, however, if the Required Spread Account Percentage for any Payment Date is higher than the Required Spread Account Percentage for the immediately preceding Payment Date, the Required Spread Account Percentage shall not be subsequently decreased to a lower percentage until the first Payment Date on which the Quarterly Excess Spread Percentage for each of the three immediately preceding Monthly Periods has increased to a level above the then-current Required Spread Account Percentage, in which case the Spread Account Percentage shall be decreased to the appropriate percentage specified in clauses (i) through (vii) of the definition thereof; and provided further, that if a Pay Out Event with respect to all Notes has occurred (other than a Pay Out Event described in Section 6.01(d)), the Required Spread Account Percentage shall be 17.75% and shall no longer be subject to reduction; and, provided, further, that the Required Spread Account Percentage may be a lower amount designated by the Transferor, provided, that the Transferor shall provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition with respect to such designation shall have been satisfied.

      "Required Transferor Interest" shall have the meaning specified in the Indenture.

      "Revolving Period" means, for any Tranche of Notes, the period beginning on the Closing Date and ending on the earlier of the close of business on the day the Accumulation Period, the Early Amortization Period or any other Amortization Period commences.

      "Senior Class" means (a) with respect to the Class B Notes, the Class A Notes, (b) with respect to the Class C Notes, the Class A Notes and the Class B Notes and (c) with respect to the Class D Notes, the Class A Notes, the Class B Notes and Class C Notes.

      "Servicing Fee Shortfall" means for any Payment Date, the excess, if any, of (a) the aggregate amount payable to the Servicer pursuant to Section 4.07(c) with respect to such Payment Date, and (b) the aggregate amount of Available Finance Charge Collections available after giving effect to Section 4.07(b) on such Payment Date.

      "Servicing Fee Rate" shall mean 2% per annum, which may be changed pursuant to subsection 3.01(c).

      "Shared Principal Collections" means, with respect to any Payment Date, with respect to the AdvantaSeries, the amount of Available Principal Collections for such Payment Date available after application in accordance with Sections 4.15(a) through (e).

      "Spread Account" means the trust account designated as such and established pursuant to Section 4.32.

      "Standard & Poor's" shall mean Standard & Poor's, a division of the McGraw-Hill Companies, Inc. and any successor in interest thereto.

      "Sub-Account" means each portion of an Issuer Account designated as such pursuant to this Indenture Supplement or the applicable Terms Document.

      "Subordinated Notes" means (a) with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, (b) with respect to the Class B Notes, the Class C Notes and the Class D Notes, and (c) with respect to the Class C Notes, the Class D Notes.

      "Terms Document" means, with respect to any Class or Tranche of Notes, a supplement to this Indenture Supplement that establishes such Class or Tranche and specifies the terms of such Class or Tranche.

      "Tranche" means, with respect to any Class of Notes, Notes of such Class which have identical terms, conditions and Tranche designation. Notes of a single Tranche may be issued on different dates.

      "Weighted Average Floating Allocation Amount" means, with respect to any Monthly Period, the sum of the numerators used in the calculation of the Floating Investor Percentages for each day in such Monthly Period divided by the number of days in such Monthly Period.

      "Weighted Average Interest Rate" means, for any Monthly Period, the weighted average (based on the Outstanding Principal Balance of the related Notes) of the following:

            (i) in the case of a Tranche of Notes with no Derivative Agreement for interest, the rate of interest applicable to such Tranche for the period from and including the Payment Date for such Tranche of Notes in such Monthly Period to but excluding the Payment Date for such Tranche of Notes in the following Monthly Period;

            (ii) in the case of a Tranche of Notes with a Performing Derivative Agreement for interest, the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable) for the period from and including the Payment Date for such Tranche of Notes in such Monthly Period to but excluding the Payment Date for such Tranche of Notes in the following Monthly Period; provided, however, that in the case of a Tranche of Notes with a Performing Derivative Agreement for interest for which the rating on such Tranche of Notes is not dependent upon the rating of the applicable Derivative Counterparty, the amount determined pursuant to this clause
      (ii) will be the higher of (1) the rate determined pursuant to this clause
      (ii) above and (2) the rate of interest applicable to such Tranche for the related Payment Date; and

            (iii) in the case of a Tranche of Notes with a non-Performing Derivative Agreement for interest, the rate specified for that date in the related Terms Document.

      The words "HEREOF," "HEREIN," "HEREUNDER" and words of similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Indenture Supplement unless otherwise specified; and the term "INCLUDING" means "INCLUDING WITHOUT LIMITATION."

                               [END OF ARTICLE II]

                                  ARTICLE III
                          Servicing Fee and Interchange

      Section 3.01 Servicing Compensation; Interchange.(a) Servicing Fee. The Servicer shall determine the share of the Servicing Fee allocable to the AdvantaSeries with respect to any Payment Date (the "ADVANTASERIES MONTHLY SERVICING FEE"), which shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) (i) the Adjusted Invested Amount of the AdvantaSeries as of the last day of the related Monthly Period, minus (ii) the product of the amount, if any, on deposit in the Excess Funding Account as of the last day of the Monthly Period preceding such Payment Date and the Floating Investor Percentage with respect to such Monthly Period; provided, however, that with respect to the first Payment Date following the date of initial issuance of a Class or Tranche, the related Terms Document may specify a specific amount as the AdvantaSeries Monthly Servicing Fee allocated to such Class or Tranche. The remainder of the AdvantaSeries Monthly Servicing Fee shall be paid by the holder of the Trust Beneficial Interest or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the AdvantaSeries Noteholders be liable for the share of the Servicing Fee to be paid by the holder of the Trust Beneficial Interest or the Noteholders of any other Series. To the extent that the AdvantaSeries Monthly Servicing Fee is not paid in full pursuant to the preceding provisions of this Section 3.01, Section 4.07(c), Section 4.15(c), Section 4.23(b) and
Section 4.25(a), it shall be paid by the holder of the Trust Beneficial
Interest.

      (b) Interchange. On or before each Determination Date, the Servicer shall notify the Transferor of the amount of Interchange to be included as Collections of Finance Charge and Administrative Receivables with respect to the preceding Monthly Period as determined pursuant to this Section 3.01(b). Such amount of Interchange shall be equal to the product of (i) the amount of Interchange attributable to the Accounts, as reasonably estimated by the Servicer, and (ii) the Floating Investor Percentage. On each Payment Date, the Servicer shall deposit into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Available Finance Charge Collections with respect to the preceding Monthly Period and such Interchange shall be treated as a portion of the Available Finance Charge Collections for all purposes of this Indenture Supplement, the Indenture and the Transfer and Servicing Agreement.

      (c) The Servicing Fee Rate may be increased upon the written direction of the AdvantaSeries Noteholders holding 66-2/3% or more of the Outstanding Principal Balance of each Class and Tranche (without duplication) of the Notes and upon the written confirmation from each Rating Agency then rating any Class or Tranche of the Notes that the increase in the Servicing Fee Rate will not cause a reduction or withdrawal of the rating of any Outstanding Class or Tranche.

                              [END OF ARTICLE III]

                                   ARTICLE IV
                       Allocations, Deposits and Payments

      Section 4.01 Collections and Allocations. Collections of Finance Charge and Administrative Receivables and Principal Receivables and Defaulted Receivables allocated to the AdvantaSeries pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

      Section 4.02 Payments to the Transferor. The Servicer shall, on Deposit Dates, withdraw from the Collection Account and pay to the holders of Trust Beneficial Interest the following amounts:

            (i) an amount equal to the Transferor Percentage of Collections of Finance Charge and Administrative Receivables deposited in the Collection Account; and

            (ii) an amount equal to the Transferor Percentage of Collections of Principal Receivables deposited in the Collection Account, if the Transferor Interest (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero and otherwise shall be deposited in the Excess Funding Account.

      The withdrawals to be made from the Collection Account pursuant to this
Section 4.02 do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Receivables or the Notes pursuant to, respectively, Section 2.06 or Section 7.01 of the Transfer and Servicing Agreement and payment of the purchase price for the Notes pursuant to Section 7.01 of this Indenture Supplement.

      Section 4.03 Allocations of Collections of Finance Charge and Administrative Receivables. Prior to the close of business on any Deposit Date, the Servicer shall allocate to the AdvantaSeries Noteholders and deposit in the Collection Account for application as provided herein an amount equal to the product of (i) the Investor Percentage and (ii) the aggregate amount of Collections of Finance Charge and Administrative Receivables for such Deposit Date.

      Section 4.04 Allocations of Principal Collections. Prior to the close of business on any Deposit Date, the Servicer shall allocate to the AdvantaSeries Noteholders and retain such amount in the Collection Account until deposited monthly in the Principal Funding Account as provided herein and pursuant to the related Terms Documents, an amount equal to the Investor Percentage multiplied by the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date (the product for any such date is hereinafter referred to as a "PRINCIPAL ALLOCATION"); provided, however, so long as a Pay Out Event with respect to the AdvantaSeries shall not have occurred with respect to all Notes, that after the date on which the sum of such Principal Allocation and all preceding Principal Allocations with respect to the same Monthly Period exceeds the Required Principal Deposit Amount for the AdvantaSeries, for the related Principal Payment Date, then such excess shall not be treated as a Principal Allocation and, following allocation in accordance with Section 4.30 hereof and Section 8.05 of the Indenture, shall be paid to the holders of Trust Beneficial Interests only if the Transferor Interest on such date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account; further, provided, however, that after the date on which an amount of such Collections equal to the Adjusted Invested Amount has been deposited into the Collection Account and allocated to the AdvantaSeries Noteholders, such amount, following allocation in accordance with
Section 4.30 hereof and Section 8.05 of the Indenture, shall be paid to the holders of Trust Beneficial Interests only if the Transferor Interest on such date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

      Section 4.05 Allocations of Available Finance Charge Collections to Payment of Interest. The aggregate amount payable in respect of interest for a Class of Notes pursuant to Sections 4.07(a), (b), (d) or (e) for each Monthly Period shall be allocated and paid to each Tranche of Notes within such Class, as follows:

      (a) Available Finance Charge Collections are at Least Equal to Amounts Due and Payable. If the amount of funds available for a Monthly Period for application pursuant to Section 4.07 (after giving effect to any previous applications pursuant to Section 4.07 on such Payment Date) is at least equal to the aggregate amount of payments due and payable as described in Section 4.09 for the related Class of Notes, then the required amount of each such payment shall be distributed to the Paying Agent for payment to the respective Tranche of Notes or as otherwise provided in the related Terms Document.

      (b) Available Finance Charge Collections are Less than Amounts Due and Payable. If the amount of funds available for a Monthly Period for application pursuant to Section 4.07 (after giving effect to any previous applications pursuant to Section 4.07 on such Payment Date) is less than the aggregate amount of the payments due and payable as described in Section 4.09 for the related Class of Notes, then the amount available will be allocated to each Tranche within such Class of Notes pro rata based on the ratio of (A) the aggregate amount of the payments due and payable as described in Section 4.09 with respect to that Tranche of Notes to (B) the aggregate amount of the payments due and payable as described in Section 4.09 with respect to all Tranches within the related Class of Notes, and such amounts shall be distributed to the Paying Agent for payment to the respective Tranche of Notes or as otherwise provided in the related Terms Document.

      Section 4.06 Amounts to be Treated as Available Finance Charge Collections; Other Deposits for Payment of Interest.

      (a) In addition to Collections of Finance Charge and Administrative Receivables allocated to the AdvantaSeries pursuant to Section 4.03, the following amounts shall be treated as Available Finance Charge Collections for application in accordance with this Article IV for any Payment Date:

            (i) Cash Collateral Account Withdrawal to Cover PFA Earnings Shortfall. The aggregate amount withdrawn from the Cash Collateral Account pursuant to Section 4.23(a).

            (ii) Issuer Account Earnings. Any Principal Funding Investment Proceeds for any Payment Date.

            (iii) Excess Finance Charge Collections. Any Excess Finance Charge Collections allocable to the AdvantaSeries pursuant to Section 4.29.

            (iv) [Reserved.]

            (v) Payment Under Derivative Agreements for Interest. Payments received under Derivative Agreements for interest for any Tranche of Notes will be treated as Available Finance Charge Collections, or applied as specified in the related Terms Document.

            (vi) Other Amounts. The Terms Document for any Tranche of Notes may include additional amounts which are to be deposited into the Collection Account and allocated to the AdvantaSeries to be treated as Available Finance Charge Collections for the related Payment Date.

      (b) The following amounts shall also be available for payment of required interest payments and the Monthly Servicing Fee in accordance with this Indenture Supplement and any applicable Terms Document:

            (i) Cash Collateral Account Withdrawals. Any amounts withdrawn from the Cash Collateral Account pursuant to Section 4.23(b) shall be deposited into the Collection Account and allocated to the AdvantaSeries on the related Payment Date.

            (ii) Spread Account Withdrawals. Any amounts withdrawn from the Spread Account pursuant to Section 4.25(a) shall be deposited into the Collection Account and allocated to the AdvantaSeries on the related Payment Date.

            (iii) Asset Sale Proceeds. Any Asset Sale Proceeds received by the Issuer pursuant to Section 6.04(b)(iii) for any Tranche of Notes shall be deposited in the Collection Account on the date of receipt by the Issuer and allocated to the related Tranche of Notes on the related Payment Date.

      Section 4.07 Applications of Available Finance Charge Collections. On each Payment Date, the Servicer shall apply, or shall cause the Indenture Trustee to apply, by written instruction to the Indenture Trustee in the form of Exhibit B, Available Finance Charge Collections with respect to such Payment Date, to make the following distributions:

      (a) first, to pay the required interest payments on the Class A Notes pursuant to Section 4.09;

      (b) second, to pay the required interest payments on the Class B Notes pursuant to Section 4.09;

      (c) third, to pay the AdvantaSeries Monthly Servicing Fee plus any previously due and unpaid AdvantaSeries Monthly Servicing Fee to the Servicer pursuant to Section 3.01;

      (d) fourth, to pay the required interest payments on the Class C Notes pursuant to Section 4.09;

      (e) fifth, to pay the required interest payments on the Class D Notes pursuant to Section 4.09;

      (f) sixth, to be treated as Available Principal Collections for application in accordance with Section 4.15 in an amount equal to the AdvantaSeries Defaulted Amount, if any, for the preceding Monthly Period;

      (g) seventh, to be treated as Available Principal Collections for application in accordance with Section 4.12 in an amount equal to the aggregate Adjusted Invested Amount Deficits, if any;

      (h) eighth, to be deposited into the Cash Collateral Account in the amount equal to the Cash Collateral Account Deficit, if any;

      (i) ninth, to make the required deposit to the Spread Account, if any, pursuant to Section 4.24(b);

      (j) tenth, to make any other payment or deposit required by the Terms Documents of any Class or Tranche of Notes;

      (k) eleventh, to be treated as Excess Finance Charge Collections for application in accordance with Section 4.29;

      (l) twelfth, to make any other payment or deposit required by the Terms Documents of any Class or Tranche of Notes; and

      (m) thirteenth, to the holders of the Trust Beneficial Interest.

      If the Terms Document for any Tranche of Notes requires the establishment of an interest funding account or other account, such Terms Document shall also specify the manner in which deposits and withdrawals are made with respect to such account. In the event of any inconsistency between the provisions of a Terms Document and the terms of this Section 4.07, the provisions of the Terms Document shall control.

      Section 4.08 Computation of Interest. Unless otherwise provided in the applicable Terms Document, (i) interest on the Notes computed at a fixed rate will be calculated on the basis of a 360-day year of twelve 30-day months and
(ii) interest on Notes computed on the basis of a floating or periodic rate will be calculated on the basis of a 360-day year for the actual number of days lapsed.

      (a) Unless otherwise specified in this Indenture Supplement or the applicable Terms Document, interest for any period will be calculated from and including the first day of such period, to but excluding the last day of such period.

      Section 4.09 Determination of Interest Payments. The aggregate amount of AdvantaSeries Available Finance Charge Collections due and allocable to each Tranche of Notes within the related Class of Notes pursuant to Sections 4.07(a),
(b), (d) or (e) on each Payment Date is equal to the sum of the amounts set forth below in clauses (a) - (c). The amount due on any Payment Date will include any shortfall in the amount due and allocable with respect to any prior Payment Date which has not been previously paid.

      (a) Interest Payments. The interest due and allocable to any Tranche of Notes on each Payment Date will be equal to the amount of interest accrued on the Outstanding Principal Balance of that Tranche during the period from and including the Payment Date in the prior Monthly Period to but excluding the Payment Date in the current Monthly Period; provided, however, if the Terms Document for a Tranche of Notes specifies another amount to be allocable to that Tranche, the amount due and allocable to that Tranche of Notes with respect to that Payment Date is such specified amount.

      (b) Amounts Owed to Derivative Counterparties. If a Tranche of Notes has a Performing or non-Performing Derivative Agreement for interest that provides for a payment to the applicable Derivative Counterparty, the amount due on that Tranche of Notes on each Payment Date with respect to any payment to the Derivative Counterparty will be specified in the Terms Document.

      (c) Additional Interest. Unless otherwise specified in the applicable Terms Document, the amount due and allocable to any Tranche of Outstanding Notes for any Payment Date that includes an amount of interest that has been previously due and unpaid will also include the interest accrued on that overdue interest during the period from and including the Payment Date in the prior Monthly Period to but excluding the Payment Date for the current Monthly Period at the rate of interest applicable to principal of that Tranche during that period. Unpaid additional interest will not also accrue additional interest.

      Section 4.10 Calculation of Adjusted Invested Amount.

      (a) Tranches. On any date, the Issuer shall calculate the Adjusted Invested Amount of each Tranche of Outstanding Notes, which shall be the following amount:

            (i) as of the date of issuance of such Tranche of Notes, the Initial Principal Balance of such Tranche of Notes; and

            (ii) thereafter, the sum of, without duplication:

                  (A) the Adjusted Invested Amount of such Tranche of Notes immediately after the prior date of determination; plus

                  (B) the aggregate amount of any increases in the Outstanding Principal Balance of such Tranche of Notes during the current Monthly Period due to the issuance of additional Notes of such Tranche of Notes since the prior date of determination; plus

                  (C) the aggregate amount withdrawn from the Principal Funding Sub-Account pursuant to Section 4.20(d) for such Tranche since the prior date of determination; plus

                  (D) such Tranche's allocable share of all reimbursements of its Adjusted Invested Amount Deficit pursuant to Section 4.07(g) since the prior date of determination determined as set forth in Section 4.12; minus

                  (E) such Tranche's allocable share of all reallocations of Available Principal Collections pursuant to Section 4.15 since the prior date of determination, determined as set forth in Section 4.13; minus

                  (F) the amount of the reduction of the Adjusted Invested Amount of such Tranche resulting from an allocation of Investor Charge-Offs since the prior date of determination, determined as set forth in Section 4.11; minus

                  (G) the amount deposited in the applicable Principal Funding Sub-Account for such Tranche (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination;

provided, however, that (1) the Adjusted Invested Amount of a Tranche of Notes may never be less than zero, (2) the Adjusted Invested Amount of any Tranche of Notes may never be greater than the Outstanding Principal Balance of such Tranche and (3) the Adjusted Invested Amount of a Tranche of Notes that has caused a sale of a Foreclosure Certificate pursuant to Section 6.04 will be zero.

      (b) Classes. The Adjusted Invested Amount of a Class of the AdvantaSeries will be the sum of the Adjusted Invested Amounts of all Tranches of Notes of such Class.

      (c) AdvantaSeries. The Adjusted Invested Amount for the AdvantaSeries will be the sum of the Adjusted Invested Amounts of all of the Tranches of Notes.

      Section 4.11 Allocations of Reductions to the Adjusted Invested Amount Due to Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the AdvantaSeries Investor Charge-Offs, if any, for the related Monthly Period.

      (a) On each Payment Date when there is an Investor Charge-Off with respect to the related Monthly Period, the amount of such Investor Charge-Off will be allocated on that date to each Class of Notes and to each Tranche of Notes as set forth in this Section. The amount of each Investor Charge-Off will be allocated to each Tranche of Outstanding Notes to reduce its Adjusted Invested Amount pro rata based on the ratio of the Adjusted Invested Amount of such Tranche of Notes to the aggregate Adjusted Invested Amounts of all Tranches of Notes of the same Class, each as of the close of business on the last day of the related Monthly Period. If such allocation (or any portion of it) would reduce the Adjusted Invested Amount of a tranche of notes below zero, the amount that would cause the Adjusted Invested Amount to be reduced below zero will be allocated (subject to the restriction set forth in this sentence) to other Tranches of Notes of the same Class, pro rata among such Tranches as set forth in the previous sentence. In no event will the Adjusted Invested Amount (after giving effect to this clause (a)) of any Tranche of Notes be reduced below zero.

      (b) On each Payment Date, the amount of each Investor Charge-Off will be allocated in the following order of priority:

            (i) first, to the Class D Notes until the Adjusted Invested Amount of the Class D Notes has been reduced to zero;

            (ii) second, after the Adjusted Invested Amount of the Class D Notes has been reduced to zero, to the Class C Notes until the Adjusted Invested Amount of the Class C Notes has been reduced to zero;

            (iii) third, after the Adjusted Invested Amount of the Class C Notes has been reduced to zero, to the Class B Notes until the Adjusted Invested Amount of the Class B Notes has been reduced to zero; and

            (iv) fourth, after the Adjusted Invested Amount of the Class B Notes has been reduced to zero, to the Class A Notes until the Adjusted Invested Amount has been reduced to zero.

      Section 4.12 Allocations of Reimbursements of Adjusted Invested Amount Deficits. If, as of any Payment Date, there are Available Finance Charge Collections available pursuant to Section 4.07(g) to reimburse any Adjusted Invested Amount Deficits as of such Payment Date, such funds will be allocated as indicated in the Monthly Payment Instructions, a form of which is attached as Exhibit B to each Tranche of Notes as follows:

      (a) first, to each Tranche of Class A Notes pro rata based on the ratio of the Adjusted Invested Amount Deficit thereof to the aggregate Adjusted Invested Amount Deficits of all Tranches of Class A Notes, but in no event will the Adjusted Invested Amount of such a Tranche of Class A Notes be increased above the Adjusted Outstanding Principal Balance of such Tranche;

      (b) second, to each Tranche of Class B Notes pro rata based on the ratio of the Adjusted Invested Amount Deficit thereof to the aggregate Adjusted Invested Amount Deficit of all Tranches of Class B Notes, but in no event will the Adjusted Invested Amount of such a Tranche of Class B Notes be increased above the Adjusted Outstanding Principal Balance of such Tranche;

      (c) third, to each Tranche of Class C Notes pro rata based on the ratio of the Adjusted Invested Amount Deficit thereof to the aggregate Adjusted Invested Amount Deficit of all Tranches of Class C Notes, but in no event will the Adjusted Invested Amount of such a Tranche of Class C Notes be increased above the Adjusted Outstanding Principal Balance of such Tranche; and

      (d) fourth, to each Tranche of Class D Notes pro rata based on the ratio of the Adjusted Invested Amount Deficit thereof to the aggregate Adjusted Invested Amount Deficit of all Tranches of Class D Notes, but in no event will the Adjusted Invested Amount of such a Tranche of Class D Notes be increased above the Adjusted Outstanding Principal Balance of such Tranche.

      Section 4.13 Allocation of Reductions of Adjusted Invested Amount of Subordinated Notes from Reallocations of Available Principal Collections to Cover Interest Shortfalls or Servicing Fee Shortfalls. On each Payment Date when Available Principal Collections are allocated to any Tranche of Notes or paid to the Servicer pursuant to Section 4.15, after the application of any amounts on deposit in the Spread Account pursuant to Section 4.25(a) and in the Cash Collateral Account pursuant to Section 4.23(b), the Adjusted Invested Amount of

Subordinated Notes will be reduced on that date by allocating such amounts in the same order as set forth in Section 4.11(b)(i) - (iii). In the case of each Tranche of Notes, the Adjusted Invested Amount of each such Tranche of Notes will be reduced by allocating such amounts in the same manner as set forth in
Section 4.11(a).

      Section 4.14 Amounts to be Treated as Available Principal Collections. In addition to Available Principal Collections allocated to the AdvantaSeries pursuant to Section 4.04, the following amounts shall be treated as Available Principal Collections for application in accordance with this Article IV for any Monthly Period:

            (i) Reallocated Available Finance Charge Collections. Available Finance Charge Collections reallocated to be treated as Available Principal Collections pursuant to Section 4.07(f) or 4.07(g).

            (ii) Shared Principal Collections. Any Shared Principal Collections allocable to the AdvantaSeries pursuant to Section 4.30 hereof and Section
      8.05 of the Indenture.

            (iii) Spread Account Withdrawals. Any withdrawals from the Spread Account pursuant to Section 4.25(b).

            (iv) Cash Collateral Account Withdrawals. Any withdrawals from the Cash Collateral Account pursuant to Section 4.23(c).

            (v) Asset Sale Proceeds. Asset Sale Proceeds received pursuant to
      Section 6.04(b)(ii) for any Tranche of Notes shall be deposited in the related Principal Funding Sub-Account on the date of receipt by the Indenture Trustee.

            (vi) Payments from Derivative Counterparties for Principal. Any payments received under Derivative Agreements for principal for any Tranche of Notes unless otherwise specified in the applicable Terms Document.

            (vii) Other Amounts. Any amounts that the Terms Document for any Tranche of Notes specify are to be treated as Available Principal Collections for the related Monthly Period.

      Section 4.15 Application of Available Principal Collections. On each Payment Date, the Indenture Trustee will apply Available Principal Collections as follows:

      (a) Class A Interest Shortfalls. First, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 4.07(a), Section 4.23(b) and Section 4.25(a) the Class A Notes have not received the full amount due and payable pursuant to
Section 4.09 with respect to that Monthly Period, then Available Principal Collections (in an amount not to exceed the aggregate Adjusted Invested Amounts of Class B Notes, Class C Notes and Class D Notes as of such Payment Date (calculated after giving effect to any Investor Charge-Offs with respect to such Monthly Period)) will be allocated to the Class A Notes.

Funds allocated to the Class A Notes pursuant to this Section 4.15(a) will be allocated among Tranches of Class A Notes pro rata based on the deficiency in the amount due and payable with respect to required interest payments for each such Tranche.

      (b) Class B Interest Shortfalls. Second, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 4.07(b), Section 4.23(b) and Section 4.25(a) the Class B Notes have not received the full amount due and payable pursuant to
Section 4.09 with respect to that Monthly Period, then Available Principal Collections (in an amount, not less than zero, and not to exceed the aggregate Adjusted Invested Amounts of Class C Notes and Class D Notes as of such Payment Date (calculated after giving effect to any Investor Charge-Offs with respect to such Monthly Period) minus the aggregate amount of Available Principal Collections applied pursuant to clause (a) above) will be allocated to the Class B Notes.

Funds allocated to the Class B Notes pursuant to this Section 4.15(b) will be allocated among Tranches of Class B Notes pro rata based on the deficiency in the amount due and payable with respect to required interest payments for each such Tranche.

      (c) Servicing Fee Shortfalls. Third, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 4.07(c), Section 4.23(b) and Section 4.25(a) there is a Servicing Fee Shortfall, then Available Principal Collections (in an amount, not less than zero, and not to exceed the aggregate Adjusted Invested Amounts of Class C Notes and Class D Notes as of such Payment Date (calculated after giving effect to any Investor Charge-Offs with respect to such Monthly Period) minus the aggregate amount of Available Principal Collections reallocated pursuant to clauses (a) and (b) above) will be paid to the Servicer.

      (d) Class C Interest Shortfalls. Fourth, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 4.07(d), Section 4.23(b) and Section 4.25(a) the Class C Notes have not received the full amount due and payable pursuant to
Section 4.09 with respect to that Monthly Period, then Available Principal Collections (in an amount, not less than zero, not to exceed the aggregate Adjusted Invested Amounts of Class D Notes as of such Payment Date (calculated after giving effect to any Investor Charge-Offs with respect to such Monthly Period) minus the aggregate amount of Available Principal Collections applied pursuant to clauses (a), (b) and (c) above) will be allocated to the Class C Notes.

Funds allocated to the Class C Notes pursuant to this Section 4.15(d) will be allocated among Tranches of Class A Notes pro rata based on the deficiency in the amount due and payable with respect to required interest payments for each such Tranche.

      (e) Principal Funding Account. Fifth, to deposit the Required Principal Deposit Amount to the Principal Funding Account pursuant to Section 4.16 and the related Terms Document or, if applicable, Section 4.17.

      (f) Shared Principal Collections. Sixth, to be treated as Shared Principal Collections for application in accordance with Section 4.30.

      (g) Trust Beneficial Interest. Seventh, to the holders of the Trust Beneficial Interest if the Transferor Interest on such date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day), and otherwise such amount shall be deposited in the Excess Funding Account.

      Section 4.16 Required Deposits of Available Principal Collections to the Principal Funding Sub-Accounts. With respect to any Payment Date, the amount, if any, required to be deposited into the Principal Funding Sub-Account for any Tranche of Notes will be set forth in the related Terms Document.

      Section 4.17 Allocations among Principal Funding Sub-Accounts. Subject to the restrictions of Section 4.18, the aggregate amount of the deposits to be made to the Principal Funding Account for each Tranche of Notes pursuant to
Section 4.16 and the related Terms Document for each Payment Date will be allocated, and a portion deposited in the Principal Funding Sub-Account for each Tranche of Notes, as follows:

      (a) Available Principal Collections Equal to Required Amount. Subject to clause (c) below, if Available Principal Collections remaining after giving effect to Sections 4.15(a) through (d) are equal to the Required Principal Deposit Amount, then the related required amount shall be deposited in the Principal Funding Sub-Account established for each Tranche.

      (b) Available Principal Collections Are Less Than Required Amounts. Subject to clause (c) below, if Available Principal Collections remaining after giving effect to Sections 4.15(a) through (d) are less than the Required Principal Deposit Amount, then the amount available will be deposited in the Principal Funding Sub-Account established for each Tranche in the following priority:

            (i) first, the amount available will be allocated to the Class A Notes pro rata based on the ratio of (A) the amount required to be deposited into the Principal Funding Sub-Account for such Tranche of Class A Notes to (B) the aggregate amount required to be deposited into the Principal Funding Sub-Accounts for all Tranches of Class A Notes;

            (ii) second, the amount available after the application in clause
      (i) above will be allocated to the Class B Notes, pro rata based on the ratio of (A) the amount required to be deposited into the Principal Funding Sub-Account for such Tranche of Class B Notes to (B) the aggregate amount required to be deposited into the Principal Funding Sub-Accounts for all Tranches of Class B Notes;

            (iii) third, the amount available after the applications in clauses
      (i) and (ii) above will be allocated to the Class C Notes, pro rata based on the ratio of (A) the amount required to be deposited into the Principal Funding Sub-Account for such Tranche of Class C Notes to (B) the aggregate amount required to be deposited into the Principal Funding Sub-Accounts for all Tranches of Class C Notes; and

            (iv) fourth, the amount available after the applications in clauses
      (i) through (iii) above will be allocated to the Class D Notes, pro rata based on the ratio of (A) the amount required to be deposited into the Principal Funding Sub-Account for such

      Tranche of Class D Notes, to (B) the aggregate amount required to be deposited into the Principal Funding Sub-Accounts for all Tranches of Class D Notes.

      (c) Reallocation of Deposits to the Principal Funding Sub-Account of Subordinated Notes. If the restrictions of Section 4.18(a) prevent the deposit of Available Principal Collections into the Principal Funding Sub-Account of any Subordinated Notes, the aggregate amount of Available Principal Collections available to make the required deposit for such Tranche of Subordinated Notes will be allocated:

            (i) first, if applicable, to each Tranche of Class A Notes pro rata based on the ratio of (A) the Adjusted Invested Amount of such Tranche of Class A Notes to (B) the Adjusted Invested Amount of all Class A Notes,

            (ii) second, if applicable, to each Tranche of Class B Notes pro rata based on the ratio of (A) the Adjusted Invested Amount of such Tranche of Class B Notes to (B) the Adjusted Invested Amount of all Class B Notes, and

            (iii) third, if applicable, to each Tranche of Class C Notes pro rata based on the ratio of (A) the Adjusted Invested Amount of such Tranche of Class C Notes to (B) the Adjusted Invested Amount of all Class C Notes.

      Section 4.18 Limit on Deposits to the Principal Funding Sub-Account of Subordinated Notes; Limit on Repayments of all Tranches.

      (a) Limit on Deposits to the Principal Funding Sub-Account of Subordinated Notes.

            (i) No Available Principal Collections will be deposited in the Principal Funding Sub-Account of any Tranche of Class B Notes unless, after giving effect to such deposit and any reductions and reallocations on such date, including any resulting changes to the Adjusted Invested Amount of such Tranche, the aggregate Adjusted Invested Amount of all Class B Notes, Class C Notes and Class D Notes (other than the Class B Notes for which such deposit is required) is at least equal to the Class A Required Subordinated Amount.

            (ii) No Available Principal Collections will be deposited in the Principal Funding Sub-Account of any Tranche of Class C Notes unless, after giving effect to such deposit and any reductions and reallocations on such date, including any resulting changes to the Adjusted Invested Amount of such Tranche, the following conditions are satisfied:

                  (x) the aggregate Adjusted Invested Amount of all Class B Notes, Class C Notes and Class D Notes (other than the Class C Notes for which such deposit is required) is at least equal to the Class A Required Subordinated Amount; and

                  (y) the aggregate Adjusted Invested Amount of all Class C Notes and Class D Notes (other than the Class C Notes for which such deposit is required) is at least equal to the Class B Required Subordinated Amount.

            (iii) No Available Principal Collections will be deposited in the Principal Funding Sub-Account of any Tranche of Class D Notes unless, after giving effect to such deposit and any reductions and reallocations on such date, including any resulting changes to the Adjusted Invested Amount of such Tranche, the following conditions are satisfied:

                  (x) the aggregate Adjusted Invested Amount of all Class B Notes, Class C Notes and Class D Notes (other than the Class D Notes for which such deposit is required) is at least equal to the Class A Required Subordinated Amount;

                  (y) the aggregate Adjusted Invested Amount of all Class C Notes and Class D Notes (other than the Class D Notes for which such deposit is required) is at least equal to the Class B Required Subordinated Amount; and

                  (z) the aggregate Adjusted Invested Amount of all Class D Notes (other than the Class D Notes for which such deposit is required) is at least equal to the Class C Required Subordinated Amount.

            (iv) Notwithstanding anything in the Indenture or this Indenture Supplement to the contrary, Available Principal Collections will be deposited in the Principal Funding Sub-Account of a Tranche of Subordinated Notes, if and only to the extent that such deposit is not contrary to clause (a)(i), (a)(ii) or (a)(iii) above.

            (v) This Section 4.18(a) shall not prevent deposits to the Principal Funding Sub-Account of a Tranche of Subordinated Notes on the Final Maturity Date of such Tranche (or, if the Final Maturity Date of such Tranche is not a Payment Date, on the Payment Date immediately preceding such Final Maturity
Date).

      (b) Limit on Repayments of all Tranches. No amounts on deposit in a Principal Funding Sub-Account for any Tranche of Notes, in the Spread Account or in the Cash Collateral Account will be applied to pay principal of that Tranche or to make a payment under a Derivative Agreement with respect to principal of that Tranche in excess of the highest Outstanding Principal Balance of that Tranche.

      Section 4.19 Calculation of Coverage Funding Required Amount.

      (a) The Coverage Funding Required Amount for any day during any Monthly Period means an amount, not less than zero, equal to the greatest of the following amounts:

            (i) the quotient of (x) the excess, if any, of (A) the Class A Required Subordinated Amount (taking into consideration any deposits or withdrawals to be made on the related Payment Date) over (B) the aggregate Adjusted Outstanding Principal Balance of all Tranches of Class B Notes, Class C Notes and Class D Notes (in each case, other than Tranches which have (1) had Pay Out Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (2) had Events of Default in or with respect to any preceding Monthly Period, or (3) reached or are expected to reach their Expected Final Principal Payment Date in that Monthly Period or earlier Monthly Periods) divided by (y) the percentage set forth in clause (i) of the definition of Class A Required Subordinated Amount;

            (ii) the quotient of (x) the excess, if any, of (A) the Class B Required Subordinated Amount (taking into consideration any deposits or withdrawals to be made on the related Payment Date) over (B) the aggregate Adjusted Outstanding Principal Balance of all Tranches of Class C Notes and Class D Notes (in each case, other than Tranches which have (1) had Pay Out Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period,
(2) had Events of Default in or with respect to any preceding Monthly Period, or
(3) reached or are expected to reach their Expected Final Principal Payment Date in that Monthly Period or earlier Monthly Periods) divided by (y) the percentage set forth in clause (i) of the definition of Class B Required Subordinated Amount; and

            (iii) the quotient of (x) the excess, if any, of (A) the Class C Required Subordinated Amount (taking into consideration any deposits or withdrawals to be made on the related Payment Date) over (B) the aggregate Adjusted Outstanding Principal Balance of all Tranches of Class D Notes (other than Tranches which have (1) had Pay Out Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (2) had Events of Default in or with respect to any preceding Monthly Period, or (3) reached or are expected to reach their Expected Final Principal Payment Date in that Monthly Period or earlier Monthly Periods) divided by (y) the percentage set forth in clause (i) of the definition of Class C Required Subordinated Amount.

      (b) On any day during any Monthly Period when the AdvantaSeries Coverage Funding Required Amount exceeds zero, the Issuer shall calculate the Coverage Funding Required Amount for each Class and Tranche of Notes of a Senior Class which are Outstanding as of the close of business on the last day of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Payment Date).

            (i) The Coverage Funding Required Amount for the Class A Notes means the lesser of (A) the AdvantaSeries Coverage Funding Required Amount and (B) the aggregate Adjusted Invested Amount of all Class A Notes which are Outstanding as of the close of business on the last day of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Payment
Date).

            (ii) The Coverage Funding Required Amount for the Class B Notes means the lesser of (A) the excess of the AdvantaSeries Coverage Funding Required Amount over the Coverage Funding Required Amount for the Class A Notes and (B) the aggregate Adjusted Invested Amount of all Class B Notes which are Outstanding as of the close of business on the last day of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Payment Date).

            (iii) The Coverage Funding Required Amount for the Class C Notes means the lesser of (A) the excess of the AdvantaSeries Coverage Funding Required Amount over the sum of (x) the Coverage Funding Required Amount for the Class A Notes and (y) the Coverage Funding Required Amount for the Class B Notes, and (B) the aggregate Adjusted Invested Amount of all Class C Notes which are Outstanding as of the close of business on the last day of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Payment Date).

            (iv) The Coverage Funding Required Amount for a Tranche of Notes means an amount equal to the product of (A) the Coverage Funding Required Amount for such Class times (b) a fraction the numerator of which is the Adjusted Invested Amount of such Tranche and the denominator of which is the aggregate Adjusted Invested Amount of all Tranches of that same Class which are Outstanding as of the close of business on the last day of the preceding Monthly Period (in each case, taking into consideration any deposits or withdrawals to be made on the related Payment Date). In no event will the Coverage Funding Required Amount for any Tranche be equal to an amount greater than the Adjusted Invested Amount of such Tranche as of the close of business on the last day of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Payment Date).

      (c) On any day during any Monthly Period on which the Coverage Funding Required Amount first exceeds zero, the Issuer will notify the Transferor and the Rating Agencies of such event.

      Section 4.20 Withdrawals from Principal Funding Account. Withdrawals made pursuant to this Section 4.20 with respect to any Tranche of Notes will be made from the Principal Funding Sub-Account established for that Tranche only after all allocations have been made pursuant to Sections 4.15, 4.16 and 4.17. In no event will the amount of the withdrawal be more than the amount on deposit in the applicable Principal Funding Sub-Account. A single Tranche may be entitled to more than one of the following withdrawals with respect to any Monthly Period.

      (a) Withdrawals for Notes with no Derivative Agreement for Principal. On each applicable Principal Payment Date (or as otherwise specified in the applicable Terms Document) with respect to each Tranche of Notes, an amount equal to the principal due on the applicable Tranche of Notes on the applicable Principal Payment Date will be withdrawn from such Principal Funding Sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the related Terms Document.

      (b) Withdrawals for Notes with Performing Derivative Agreements for Principal. On each date on which payment is required under the applicable Derivative Agreement (or as specified in the applicable Terms Document) with respect to any Tranche of Notes that has a Performing Derivative Agreement for principal, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from such Principal Funding Sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided by the applicable Terms Document. The Issuer shall direct the applicable Derivative Counterparty to remit its payments under the applicable Derivative Agreement to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

      (c) Withdrawals for Notes with a non-Performing Derivative Agreement for Principal. On each applicable Principal Payment Date (or as specified in the applicable Terms Document) with respect to each Tranche of Notes with a non-Performing Derivative Agreement for principal, the amount specified in the applicable Terms Document will be withdrawn from such Principal Funding Sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

      (d) Withdrawal of Coverage Funding Excess Amount. If the Servicer on any date determines with respect to any Class or Tranche of Class A Notes, Class B Notes, Class C Notes or Class D Notes that, after giving effect to all issuances, deposits, allocations, reallocations and payments on such date, the Coverage Funding Excess Amount of that Class or Tranche is greater than zero, that amount will be withdrawn from the Principal Funding Sub-Account of that Class or Tranche of Notes and first, allocated among and deposited to the Principal Funding Sub-Account of the Tranches of Notes in the manner, order and priority set forth in Section 4.17(b), second, deposited in the Cash Collateral Account to the extent that the Available Cash Collateral Account Amount is less than the Required Cash Collateral Account Amount, and third, paid to the holders of the Trust Beneficial Interest.

      (e) Final Maturity Date. On the Final Maturity Date of any Tranche, after giving effect to any deposits, allocations, reallocations, sales of Foreclosure Certificates or other payments to be made on that date, amounts on deposit in the Principal Funding Sub-Account of that Tranche of Notes will be applied to pay principal of that Tranche, to make a payment under a Derivative Agreement with respect to principal of that Tranche, or to make other payments as specified in the related Terms Document.

      (f) Excess Amounts. Upon payment in full of any Tranche of Notes, any remaining amount on deposit in the applicable Principal Funding Sub-Account will be first, allocated to cover shortfalls in required interest payments on other Tranches of Notes in the manner, order and priority set forth in Section 4.05(b), second, allocated among and deposited to the Principal Funding Sub-Accounts of other Tranches of Notes in the manner, order and priority set forth in Section 4.17(b), and third, paid to the holders of the Trust Beneficial Interest.

      Section 4.21 Adjustments to Required Subordinated Amounts and Required Cash Collateral Account Amount. The Issuer may change the definition of the Class A Required Subordinated Amount, Class B Required Subordinated Amount, Class C Required Subordinated Amount and the Required Cash Collateral Account Amount (including the percentages therein) without the consent of any Noteholder so long as the Issuer has (i) written confirmation from each Rating Agency then rating any Class or Tranche of the Notes that the change will not cause a reduction or withdrawal of the rating of any Outstanding Class or Tranche and
(ii) delivered to the Indenture Trustee and each Rating Agency then rating any Class or Tranche of then Outstanding Notes a Tax Opinion with respect to such change.

      Section 4.22 Deposits to the Cash Collateral Account.

      (a) On the Closing Date for a Tranche, the Transferor shall deposit, cause to be deposited or maintain in the Cash Collateral Account any amount necessary to satisfy Section 1.03(a)(xii).

      (b) If on any Payment Date, after giving effect to all withdrawals from the Cash Collateral Account, the Available Cash Collateral Account Amount is less than the Required Cash Collateral Account Amount then in effect, Available Finance Charge Collections shall be deposited into the Cash Collateral Account under the circumstances set forth in subsection 4.07(h) up to the amount of the Cash Collateral Account Deficit.

      (c) The Indenture Trustee shall deposit into the Cash Collateral Account amounts withdrawn from the Principal Funding Account pursuant to Section 4.20(d).

      (d) On each Payment Date, the Indenture Trustee shall deposit into the Cash Collateral Account amounts withdrawn from the Spread Account pursuant to
Section 4.25(d).

      Section 4.23 Withdrawals from the Cash Collateral Account. Withdrawals will be made from the Cash Collateral Account in the following order of priority:

      (a) Payments of PFA Earnings Shortfall. On or prior to each Payment Date, the Issuer shall calculate the PFA Earnings Shortfall, if any, for the AdvantaSeries. If there is any PFA Earnings Shortfall for the AdvantaSeries for that Payment Date or any prior Payment Date, the Issuer shall withdraw such amount from the Cash Collateral Account, to the extent available, for the treatment as Available Finance Charge Collections for such Monthly Period.

      (b) Payments of Interest and Servicing Fee. If, on any Payment Date, the amount allocated from Available Finance Charge Collections (including amounts treated as Available Finance Charge Collections pursuant to Section 4.23(a)) pursuant to Section 4.05 and Section 4.07, plus the amount allocated from the Spread Account described in Section 4.06(b)(ii) to any Tranche of Notes, to any Derivative Counterparty under any Derivative Agreements or to the Servicer to pay the Monthly Servicing Fee is insufficient to pay in full the amounts required under Section 4.09 and Section 3.01(a), respectively, an amount equal to the lesser of (x) the aggregate amount of such deficiency or (y) the amount on deposit in the Cash Collateral Account (after giving effect to all deposits to the Cash Collateral Account or any withdrawal from the Cash Collateral Account pursuant to Section 4.23(a) with respect to such Payment Date) will be withdrawn from the Cash Collateral Account and deposited into the Collection Account to make the following distributions:

            (i) first, to cover any shortfall in the amount of required interest payments due on the Class A Notes,

            (ii) second, after the amount of interest due on the Class A Notes has been paid in full, to cover any shortfall in the amount of required interest payments due the Class B Notes,

            (iii) third, after the amount of interest due on the Class B Notes has been paid in full, to cover any insufficiency in payment of the Monthly Servicing Fee,

            (iv) fourth, after any insufficiency in payment of the Monthly Servicing Fee has been paid in full, to cover any shortfall in the amount of required interest payments due on the Class C Notes, and

            (v) fifth, after the amount of interest due on the Class C Notes has been paid in full, to cover any shortfall in the amount of required interest payments due on the Class D Notes.

      If the amount available to be withdrawn under this Section 4.23(b) with respect to any Class of Notes is at least equal to the amount required to be withdrawn under this Section

4.23(b), then the required amount shall be allocated to each Tranche of Notes and distributed from the Collection Account to the Paying Agent for payment to the holders of the respective Tranche of Notes or the related Derivative Counterparties.

      If the amount available to be withdrawn under this Section 4.23(b) with respect to any Class is less than the amount required to be withdrawn under this
Section 4.23(b), then the amount available will be allocated to each Class as specified in Section 4.23(b)(i) through (v) above, and then to each Tranche of such Class pro rata based on the ratio of the amount of the insufficiency of funds available for such Monthly Period for such Tranche of Notes to the amount of the insufficiency of funds available for such Monthly Period for all Tranches of such Class and distributed from the Collection Account to the Paying Agent for payment to the respective holders of the Tranche of Notes or the related Derivative Counterparties.

      (c) Allocations of Defaulted Amounts. If, on any Payment Date, the application of Available Finance Charge Collections pursuant to Section 4.07(f) and withdrawals from the Spread Account pursuant to Section 4.25(b)) are insufficient to cover in full any AdvantaSeries Defaulted Amount, funds shall be withdrawn from the Cash Collateral Account up to the lesser of (i) the Available Cash Collateral Account Amount (after giving effect to withdrawals pursuant to Section 4.23(a) and Section 4.23(b)) and (ii) such AdvantaSeries Defaulted Amount and treated as a portion of Available Principal Collections for such Payment Date.

      (d) Withdrawal Prior to Final Maturity Date. If a Foreclosure Certificate for a Tranche of Notes is to be issued prior to the Final Maturity Date, or Foreclosure Certificates for multiple Tranches of Notes are to be issued simultaneously prior to the Final Maturity Dates of the affected Tranches of Notes, then on the date of issuance of the Foreclosure Certificate or Foreclosure Certificates, the Indenture Trustee, at the written direction of the Servicer, will withdraw from the Cash Collateral Account an amount equal to the excess, if any, of (i) the Available Cash Collateral Account Amount (after giving effect to all withdrawals pursuant to Sections 4.23(a)-(c)) over (ii) the Required Cash Collateral Account Amount on such date, assuming for purposes of this clause (ii) that the Adjusted Outstanding Principal Balance of the accelerated Tranche or Tranches of Notes were reduced to zero on that day, and will apply the amount withdrawn pro rata among the affected Tranches of Notes based on the ratio of Adjusted Invested Amount of the related Tranche of Notes to the aggregate Adjusted Invested Amounts of all of the affected Tranches of Notes, for application in accordance with Section 6.04(b).

      (e) Withdrawal at Final Maturity Date. If the Adjusted Invested Amount with respect to any Tranche of Notes is greater than zero on its Final Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on that Final Maturity Date, but before giving effect to
Section 4.25(d) and any proceeds realized from the issuance of a Foreclosure Certificate), the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Cash Collateral Account an amount equal to the product of (1) the Available Cash Collateral Account Amount (after giving effect to all withdrawals pursuant to Section 4.23(a)-(d)) multiplied by (2) a fraction, the numerator of which is the Adjusted Invested Amount of such Tranche and the denominator of which is the aggregate Adjusted Invested Amount of the AdvantaSeries, and will apply the amount withdrawn for application in accordance with Section 6.04(b).

      (f) Withdrawal of Excess Amounts. If on any Payment Date, after giving effect to all withdrawals from and deposits to the Cash Collateral Account, the amount on deposit in the Cash Collateral Account would exceed the Required Cash Collateral Account Amount then in effect, the Indenture Trustee shall, at the written direction of the Servicer, release such excess to the holder of the Trust Beneficial Interest. On the date on which the Outstanding Principal Balance of each Tranche of the Class A, Class B, Class C and Class D Notes has been paid in full, the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Cash Collateral Account all amounts then remaining in the Cash Collateral Account and pay such amounts to the holder of the Trust Beneficial Interest.

      Section 4.24 Required Deposits to the Spread Account. The deposit required to be made to the Spread Account on any Payment Date is an amount equal to the Required Spread Account Amount minus any amount on deposit in the Spread Account at the opening of business on such Payment Date.

      (a) On the Closing Date for a Tranche, the Transferor shall deposit, cause to be deposited or maintain in the Spread Account any amount necessary to satisfy Section 1.03(a)(viii).

      (b) If on any Payment Date, after giving effect to all withdrawals from the Spread Account, the amount on deposit in the Spread Account is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections shall be deposited into the Spread Account under the circumstances set forth in subsection 4.07(i) up to the amount of such deficiency.

      Section 4.25 Withdrawals from the Spread Account. Withdrawals will be made from the Spread Account in the following order of priority:

      (a) Payments of Interest and Servicing Fee. If, on any Payment Date, the amount allocated to any Tranche of Notes, to any Derivative Counterparty under any Derivative Agreement or to the Servicer to pay the Monthly Servicing Fee from Available Finance Charge Collections pursuant to Section 4.05 and Section
4.07 is insufficient to pay in full the amounts required under Section 4.09 and
Section 3.01(a), respectively, an amount equal to the lesser of (x) the aggregate amount of such deficiencies and (y) the amount on deposit in the Spread Account will be withdrawn from the Spread Account and deposited into the Collection Account to make the following distributions:

            (i) first, to cover any shortfall in the amount of required interest payments due on the Class A Notes,

            (ii) second, after the amount of interest due on the Class A Notes has been paid in full, to cover any shortfall in the amount of required interest payments due on the Class B Notes,

            (iii) third, after the amount of interest due on the Class B Notes has been paid in full, to cover any insufficiency with respect to payment to the Servicer of the Monthly Servicing Fee,

            (iv) fourth, after any insufficiency with respect to payment to the Servicer of the Monthly Servicing Fee has been paid in full, to cover any shortfall in the amount of required interest payments due on the Class C Notes, and

            (v) fifth, after any of the amount of interest due on the Class C Notes has been paid in full, to cover any shortfall in the amount of required interest payments due on the Class D Notes.

      If the amount available to be withdrawn under this Section 4.25(a) with respect to any Class of Notes is at least equal to the amount to be withdrawn under this Section 4.25(a), then the required amount shall be allocated to each Tranche of Notes and distributed from the Collection Account to the Paying Agent for payment to the respective Tranche of Notes or the related Derivative Counterparties.

      If the amount available to be withdrawn under this Section 4.25(a) with respect to any Class is less than the amount required to be withdrawn under this
Section 4.25(a), then the amount available will be allocated to each Tranche of such Class pro rata based on the ratio of the amount of the insufficiency of funds available for such Monthly Period for such Tranche of Notes to the amount of the insufficiency of funds available for such Monthly Period for all Tranches of such Class and distributed from the Collection Account to the Paying Agent for payment to the respective Tranche of Notes or the related Derivative Counterparties.

      (b) Allocations of Defaulted Amounts. If, on any Payment Date, the application of Available Finance Charge Collections pursuant to Section 4.07(f) is insufficient to cover in full any AdvantaSeries Defaulted Amount, funds shall be withdrawn from the Spread Account up to the lesser of (a) the amount on deposit in the Spread Account (after giving effect to withdrawals pursuant to Section 4.25(a)) and (b) such AdvantaSeries Defaulted Amount and treated as a portion of Available Principal Collections for such Payment Date.

      (c) Withdrawal Prior to Final Maturity Date. If a Foreclosure Certificate for a Tranche of Notes is to be issued prior to the Final Maturity Date or Foreclosure Certificates for multiple Tranches of Notes are to be issued simultaneously prior to the Final Maturity Dates of the affected Tranches of Notes, then on the date of issuance of the Foreclosure Certificate or Foreclosure Certificates, the Indenture Trustee, at the written direction of the Servicer, will withdraw from the Spread Account an amount equal to the excess, if any, of (i) the amount on deposit in the Spread Account (after giving effect to all withdrawals pursuant to 4.25(a)-(b)) over (ii) the Required Spread Account Amount on such date, assuming for purposes of this clause (ii) that the Initial Principal Balance of each such accelerated Tranche of Notes were reduced to zero on such day, and will apply the amount withdrawn pro rata among the affected Tranches of Notes based on the ratio of Adjusted Invested Amount of the related Tranche of Notes to the aggregate Adjusted Invested Amounts of all of the affected Tranches of Notes, for application in accordance with Section 6.04(b).

      (d) Withdrawal at Final Maturity Date. If the Adjusted Invested Amount with respect to any Tranche of Notes is greater than zero on its Final Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on that Final Maturity Date, but before giving effect to
Section 4.23(c) and any proceeds realized from the issuance of a

Foreclosure Certificate), the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account an amount equal to the lesser of (x) the product of (1) the amount on deposit in the Spread Account (after giving effect to all withdrawals pursuant to Section 4.25(a)-(c)) multiplied by
(2) a fraction, the numerator of which is the Adjusted Invested Amount of such Tranche and the denominator of which is the aggregate Adjusted Invested Amount of the AdvantaSeries, and will apply the amount withdrawn for application in accordance with Section 6.04(b).

      (e) Withdrawal of Excess Amounts. If on any Payment Date, after giving effect to all withdrawals from and deposits to the Spread Account, the amount on deposit in the Spread Account would exceed the Required Spread Account Amount then in effect, the Indenture Trustee shall, at the written direction of the Servicer, withdraw such excess amount and (i) deposit such excess amount into the Cash Collateral Account to the extent that the Available Cash Collateral Account Amount is less than the Required Cash Collateral Account Amount and (ii) release the balance, if any, of such excess amount to the holders of the Trust Beneficial Interest. On the date on which the Outstanding Principal Balance of each Tranche of the Class A Notes, Class B Notes, Class C Notes and Class D Notes has been paid in full, the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the holder of the Trust Beneficial Interest.

      Section 4.26 Distributions.

      (a) On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class A Notes pursuant to this Indenture Supplement and the related Terms Document, as directed in the Monthly Payment Instructions in the form of Exhibit B.

      (b) On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class A Notes pursuant to this Indenture Supplement and the related Terms Document, in an amount not greater than the highest Outstanding Principal Balance of such Class.

      (c) On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class B Notes pursuant to this Indenture Supplement and the related Terms Document.

      (d) On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other that as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class B Notes pursuant to this Indenture Supplement and the related Terms Document, in an amount not greater than the highest Outstanding Principal Balance of such Class.

      (e) On each Payment Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class C Notes pursuant to this Indenture Supplement and the related Terms Document.

      (f) On each Payment Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (other that as provided in Section 11.02 of the Indenture) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class C Notes pursuant to this Indenture Supplement and the related Terms Document, in an amount not greater than the highest Outstanding Principal Balance of such Class.

      (g) On each Payment Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class D Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class D Notes pursuant to this Indenture Supplement and the related Terms Document.

      (h) On each Payment Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (other that as provided in Section 11.02 of the Indenture) such Class D Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class D Notes pursuant to this Indenture Supplement and the related Terms Document, in an amount not greater than the highest Outstanding Principal Balance of such Class.

      (i) On each date on which a payment is required to be made to a Derivative Counterparty under the related Derivative Agreement (or as specified in the related Terms Document) with respect to any Tranche of Notes which has a Derivative Agreement, the Paying Agent shall distribute to the related Derivative Counterparty, or as otherwise provided in the related Derivative Agreement, an amount equal to the amount of the payment to be made to the Derivative Counterparty under the related Derivative Agreement.

      (j) The distributions to be made pursuant to this Section 4.26 are subject to the provisions of Sections 2.06, 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Indenture and Section 7.01 of this Indenture Supplement.

      Section 4.27 Pro rata Payments within a Tranche. All payments of principal, interest or other amounts to Holders of the Notes of a single Tranche will be made pro rata based on the Outstanding Principal Balance of their Notes.

      Section 4.28 Netting of Deposits and Payments. The Issuer, in its sole discretion, may make all deposits to the Collection Account and Principal Funding Sub-Accounts pursuant to Sections 4.07 and 4.16 with respect to any Monthly Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 4.15, (b) all payments to be made to Derivative

Counterparties pursuant to Section 4.09 and Section 4.20, and (c) all payments to the holder of the Trust Beneficial Interest or its designee pursuant to
Section 4.15(g) and Section 4.30.

      Section 4.29 Excess Finance Charge Collections Sharing. The AdvantaSeries shall be an Excess Allocation Series with respect to Group One only. Subject to
Section 8.08 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Payment Date will be allocated to the AdvantaSeries in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Payment Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for the AdvantaSeries for such Payment Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Payment Date. Excess Finance Charge Collections allocable to the AdvantaSeries on any Payment Date shall be treated as Available Finance Charge Collections for such Payment Date.

      Section 4.30 Shared Principal Collections. Subject to Section 8.05 of the Indenture, Shared Principal Collections with respect to the Series in Group One for any Payment Date will be allocated to the AdvantaSeries in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series in Group One for such Payment Date and
(y) a fraction, the numerator of which is the AdvantaSeries Principal Shortfall for such Payment Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series in Group One for such Payment Date. Shared Principal Collections allocable to the AdvantaSeries on any Payment Date shall be treated as Available Principal Collections for such Payment Date.

      Section 4.31 Investment Instructions. Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee in writing no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.

      Section 4.32 Issuer Accounts.

      (a) On or prior to the initial Closing Date with respect to the AdvantaSeries, the Indenture Trustee shall establish and maintain with an Eligible Institution (which may be the Indenture Trustee) in the name of the Trust, on behalf of the Trust, for the benefit of the AdvantaSeries Noteholders, three segregated trust accounts with the corporate trust department of such Eligible Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the AdvantaSeries Noteholders denominated as follows: the "Principal Funding Account," the "Cash Collateral Account" and the "Spread Account" or such other account that may be established pursuant to a Terms Document (each, an "ISSUER

ACCOUNT"). Except as otherwise provided in Sections 4.23 and 4.25, the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Issuer Accounts and in all proceeds thereof. The Issuer Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the AdvantaSeries Noteholders. If at any time the institution holding an Issuer Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being so notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agencies may consent), establish a new applicable Issuer Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Issuer Account. If the institution holding an Issuer Account is the Indenture Trustee and it ceases to be an Eligible Institution, the Indenture Trustee shall notify the Servicer. From the date such new Issuer Account is established, it shall be the applicable "Issuer Account." The Indenture Trustee, at the written direction of the Servicer, shall make withdrawals from and deposits to the Issuer Accounts from time to time, in the amounts and for the purposes set forth in this Indenture Supplement and the related Terms Document prior to the termination of such Issuer Account. Each Tranche of Notes will have its own Sub-Account within the Principal Funding Account. The Principal Funding Account, the Cash Collateral Account and the Spread Account will receive deposits pursuant to Article IV of this Indenture Supplement and the Terms Documents.

      (b) Funds on deposit in the Issuer Accounts shall be invested by the Indenture Trustee at the written direction of the Servicer in Eligible Investments. Funds on deposit in the Issuer Accounts on any Payment Date, after giving effect to any deposits to or withdrawals from the Issuer Accounts on such Payment Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on the Business Day prior to the following Payment Date.

      The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f)such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

      (c) All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Collection Account, the Principal Funding Account, the Principal Funding Sub-Accounts, the Cash Collateral Account or the Spread Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon (New York City time) on the applicable Interest Payment Date or Principal Payment Date but only to the extent of available funds in the applicable Issuer Account or as otherwise provided in Article IV.

      (d) On each Payment Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Payment Date on funds on deposit in the Cash Collateral Account will be retained in the Cash Collateral Account and applied as other funds therein are applied pursuant to Section 4.23.

      (e) On each Payment Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Payment Date on funds on deposit in the Spread Account will be retained in the Spread Account and applied as other funds therein are applied pursuant to Section 4.25.

      (f) From time to time in connection with the issuance of a Class or Tranche of Notes, the Issuer may cause the Indenture Trustee to establish one or more other segregated trust accounts in the manner and satisfying the requirements set forth in this Section 4.32 of this Indenture Supplement and, if applicable, the related Terms Document. Each such account shall also be deemed an "Issuer Account."

      Section 4.33 Final Payment. The Holders of each Class or Tranche of Notes, as applicable, will have no further right or claim, and the Issuer will have no further obligation or liability with respect to such Class or Tranche of Notes, as applicable, on the earliest to occur of:

      (a) the date on which the Outstanding Principal Balance of such Class or Tranche of Notes, after giving effect to all deposits, allocations, reallocations, sales of Foreclosure Certificates and payments to be made on such date, is reduced to zero, and all accrued interest on such Notes is paid in full; or

      (b) on the Final Maturity Date of such Class or Tranche of Notes, after giving effect to all deposits, allocations, reallocations, sales of Foreclosure Certificates and payments to be made on such date.

      Section 4.34 Regarding Monthly Payment Instructions to the Indenture Trustee. All withdrawals and deposits pursuant to this Article IV shall be given by the Servicer and Administrator, on behalf of the Issuer, in the Monthly Payment Instructions to the Indenture Trustee in the form of Exhibit B or as directed in writing by the Servicer and Administrator, on behalf of the Issuer, in a form which is acceptable to the Indenture Trustee.

                               [END OF ARTICLE IV]

                                   ARTICLE V
                               Delivery of Notes;
                      Reports to AdvantaSeries Noteholders

      Section 5.01 Delivery and Payment for the Notes; Form and Denomination. The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Notes in accordance with Section 2.03 of the Indenture. The Indenture Trustee shall deliver the Notes to or upon the order of the Trust when so authenticated. The Class A Notes, the Class B Notes and the Class C Notes shall be Book-Entry Notes. The Class D Notes shall be delivered as Definitive Notes, and not as Book-Entry Notes. The Class D Notes shall not be registered in the name of the nominee of the Clearing Agency or Foreign Clearing Agency. The Class D Notes shall be available in the denomination set forth in the Terms Document for each related Tranche.

      Section 5.02 Reports and Statements to AdvantaSeries Noteholders. On each Payment Date, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each AdvantaSeries Noteholder a statement substantially in the form of EXHIBIT C prepared by the Servicer.

      (a) Not later than the second Business Day preceding each Payment Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of EXHIBIT C prepared by the Servicer and (ii) a certificate of an Authorized Officer substantially in the form of EXHIBIT D; provided that the Servicer may amend the form of EXHIBIT C and EXHIBIT D, from time to time, with the consent of the Indenture Trustee, which consent shall not be unreasonably withheld.

      (b) A copy of each statement or certificate provided pursuant to paragraph
(a) or (b) may be obtained by any AdvantaSeries Noteholder by a request in writing to the Servicer.

      (c) On or before January 31 of each calendar year, beginning with calendar year 2006, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a AdvantaSeries Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to AdvantaSeries Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a AdvantaSeries Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                               [END OF ARTICLE V]

                                   ARTICLE VI
                 AdvantaSeries Pay Out Events; Event of Default

      Section 6.01 AdvantaSeries Pay Out Events. If any one of the following events shall occur with respect to the Notes or a Class or Tranche of the Notes:

      (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the AdvantaSeries Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Notes and continues to materially and adversely affect the interests of the noteholders during such 60-day period;

      (b) any representation or warranty made by the Transferor in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.01 or subsection 2.09(h) of the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Notes and as a result of which the interests of the AdvantaSeries Noteholders are materially and adversely affected for such period; provided, however, that a AdvantaSeries Pay Out Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

      (c) for any month, the average of the Excess Spread Amounts for the three preceding Monthly Periods is less than the Required Excess Spread Amount for such month;

      (d) without limiting the foregoing, the occurrence of an Event of Default and acceleration with respect to the AdvantaSeries;

      (e) the Outstanding Principal Balance of any Class or Tranche of Notes shall not be paid in full on the related Expected Final Principal Payment Date; and

      (f) the occurrence of any additional event listed in a Terms Document as constituting an AdvantaSeries Pay Out Event with respect to a specific Tranche of Notes;

then, in the case of any event described in subparagraph (a) or (b) or any Trust Pay Out Event described in Section 5.01(a) of the Indenture, after the applicable grace period, if any, set forth in such subparagraphs or in Section
5.01 of the Indenture, either the Indenture Trustee or the

Holders of the Notes evidencing not less than 50% of the aggregate unpaid principal amount of the Notes by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the AdvantaSeries Noteholders) may declare that a "SERIES PAY OUT EVENT" with respect to the AdvantaSeries (an "ADVANTASERIES PAY OUT EVENT") has occurred as of the date of such notice, and, in the case of any event described in subparagraph (c), (d) or
(e) or any Trust Pay Out Event described in Sections 5.01(b), (c), (d) or (e) of the Indenture, (a "SERIES PAY OUT EVENT") (also an "ADVANTASERIES PAY OUT EVENT") with respect to the AdvantaSeries or each affected Class or Tranche of Notes, as the case may be, shall occur without any notice or other action on the part of the Indenture Trustee or the affected AdvantaSeries Noteholders immediately upon the occurrence of such event. Notwithstanding anything herein to the contrary, an event described in Section 6.01(d) or (e) shall constitute a Pay Out Event only with respect to the particular affected Class or Tranche. Notwithstanding anything herein to the contrary, an event described in Section 6.01(f) shall constitute a Pay Out Event only with respect to the particular affected Tranche, and will occur in the manner provided in the related Terms Document.

      Section 6.02 AdvantaSeries Event of Default. Designated in accordance with
Section 5.02(f) of the Indenture, the Issuer's default in the payment of the principal of any Tranche or Class of Notes on its Final Maturity Date shall constitute an Event of Default with respect to such Class or Tranche only (whatever the reason and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body).

      Section 6.03 Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in Section 6.02 should occur and be continuing with respect to a Tranche of the Notes, then and in every such case the Indenture Trustee or the Holders of Notes of the affected Tranche representing more than 50% of the Outstanding Principal Balance of such Tranche may declare all the Notes of such Tranche to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if declared by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

      At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as provided in Article V of the Indenture, the Holders of Notes representing more than 50% of the Outstanding Amount of such Tranche, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences.

      No such rescission shall affect any subsequent default or impair any right consequent thereto.

      Section 6.04 Remedies; Priorities.

      (a) If an Event of Default shall have occurred and be continuing with respect to all of the Notes or any Class or Tranche, and the affected Notes have been accelerated pursuant to

Section 5.03 of the Indenture or Section 6.03, the Indenture Trustee may do one or more of the following (subject to Sections 5.06 and 12.16 of the Indenture):

            (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the accelerated Notes or under the Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

            (ii) take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the accelerated Notes; or

            (iii) cause the issuance of a Foreclosure Certificate, which shall take place at the option of the Indenture Trustee or at the written direction of the Holders of the accelerated Notes representing more than 50% of the Outstanding Principal Balance of the accelerated Notes; provided, however, the issuance of such Foreclosure Certificate will be permitted only if at least one of the following conditions is met:

                  (A) the Holders of 90% of the Outstanding Principal Balance of
            the accelerated Notes consent; or

                  (B) the net proceeds of such sale, plus amounts on deposit in the applicable Principal Funding Sub-Account, plus any amounts available to be distributed from the Cash Collateral Account and the Spread Account with respect to the accelerated Notes, would be sufficient to pay all amounts due on the accelerated Notes; or

                  (C) if the Indenture Trustee determines that the funds to be allocated to the accelerated Notes from Available Finance Charge Collections, Available Principal Collections, any amounts on deposit in the applicable Principal Funding Sub-Account, if any, or any amounts available to be distributed from the Cash Collateral Account or the Spread Account with respect to the accelerated Notes, may not be sufficient on an ongoing basis to make payments on the accelerated Notes as such payments would have become due if such acceleration had not occurred, and 66"% of the Holders of the accelerated Notes consent to the issuance of the Foreclosure Certificate.

      The Foreclosure Certificate will be issued in an amount equal to the Adjusted Invested Amount of the accelerated Notes (determined prior to giving effect to any proceeds realized from its issuance, or any amounts withdrawn from the Spread Account or the Cash Collateral Account upon the issuance of such Foreclosure Certificate).

      In the case of an acceleration of a Tranche of Subordinated Notes, if the provisions of Section 4.18 would prevent the payment of the accelerated Tranche of Subordinated Notes, such issuance of a Foreclosure Certificate will be delayed until a level of coverage funding of the Principal Funding Sub-Accounts for the Senior Notes pursuant to Section 4.19 has been reached such that the amount of such accelerated Tranche is no longer required to provide subordination for the Senior Notes.

      When a Foreclosure Certificate is issued with respect to Notes that have been accelerated, those Notes shall be deemed to have been paid in full by the Trust and the Holders of such Notes shall thereupon cease to have any claim against the Trust with respect to such Notes.

      The remedies provided in this Section 6.04(a) are the exclusive remedies provided to the Noteholders of the AdvantaSeries, or the affected Class or Tranche, as the case may be, upon an Event of Default that affects solely the AdvantaSeries or that Tranche with respect to the Collateral and each of the related Noteholders (by their acceptance of their respective interests in the Notes) or the Indenture Trustee hereby expressly waive any other remedy that might have been available under the applicable UCC.

      (b) If the Indenture Trustee collects any money or property pursuant to this Article VI or Article V of the Indenture following the acceleration of the maturities of the affected Notes pursuant to Section 6.03 (so long a such declaration shall not have been rescinded or annulled), it shall pay out the money or property in the following order:

            (i)   to the Indenture Trustee for amounts due pursuant to Section
                  6.07 of the Indenture;

            (ii)  to pay principal on the affected Notes;

            (iii) to pay interest on the affected Notes; and

            (iv) to be deposited in the Collection Account to be treated as Available Finance Charge Collections.

      (c) The Indenture Trustee may, upon notification to the Issuer, fix a record date and payment date for any payment to affected Noteholders pursuant to this Section 6.04. At least fifteen (15) days before such record date, the Indenture Trustee shall mail or send by facsimile to each such Noteholder a notice that states the record date, the payment date and the amount to be paid.

      Section 6.05 Optional Preservation of the Collateral. If the Notes of any Class or Tranche have been declared to be due and payable under Section 5.03 of the Indenture or Section 6.03 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and the Indenture Trustee has not received directions from the Noteholders pursuant to Section
5.12 of the Indenture, the Indenture Trustee may, but need not, elect to maintain possession of the portion of the Collateral which secures such Notes and apply proceeds of the Collateral to make payments on such Notes to the extent such proceeds are available therefor. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                               [END OF ARTICLE VI]

                                  ARTICLE VII
                            Redemption of the Notes;
                     Final Distributions; Series Termination

      Section 7.01 Optional Redemption of the Notes; Final Distributions.

      (a) On any day occurring on or after the date on which the Outstanding Principal Balance of a Class or a Tranche of the Notes is reduced to 10% or less of the highest Outstanding Principal Balance (or, provided that Rating Agency Condition is satisfied, such higher percentage as shall be specified from time to time by the Servicer, consistent with sale treatment under GAAP and regulatory accounting principles), the Servicer shall have the option to redeem such Class or Tranche of the Notes; provided, however, that if such Class or Tranche to be redeemed is of a Subordinated Class or Tranche, such Class or Tranche will not be redeemed if the required subordination for a Senior Class of Notes would not be satisfied following such redemption. Unless otherwise specified in the Terms Document applicable to the Notes to be so redeemed, the redemption price of a Series, Class or Tranche so redeemed shall equal 100% of the outstanding principal amount of such Tranche, plus accrued, unpaid and additional interest on such Tranche to but excluding the date of redemption, the payment of which will be subject to the allocations, deposits and payments sections of this Indenture Supplement.

      (b) The Servicer shall give the Issuer and the Indenture Trustee at least thirty (30) days prior written notice of the date on which the Servicer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Servicer shall deposit into the Collection Account in immediately available funds the excess of the redemption price over the amount, if any, on deposit in the Principal Funding Account applicable to each Tranche of Notes to be redeemed. Following such deposit into the Collection Account in accordance with the foregoing, the Noteholders of such Tranche shall have no further security interest in the Receivables.

      (c) (i) The amount to be paid by the Transferor with respect to the AdvantaSeries in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the first Payment Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

            (ii) The amount to be paid by the Transferor with respect to the AdvantaSeries in connection with a repurchase of the Notes pursuant to Section
7.01 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Payment Date of such repurchase.

      (d) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, if the Paying Agent is not also the Indenture Trustee, all amounts distributed to the Paying Agent pursuant to subsection 7.01(a) for payment to Noteholders shall be deemed distributed in full to such Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section 7.01 and shall be deemed to be a final distribution pursuant to Section 11.02 of the Indenture.

      Section 7.02 Series Termination. On the AdvantaSeries Final Maturity Date, the right of the AdvantaSeries Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.05 of the Indenture.

                              [END OF ARTICLE VII]

                                  ARTICLE VIII
                            Miscellaneous Provisions

      Section 8.01 Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

      Section 8.02 Form of Delivery of the Notes. Unless otherwise specified in the applicable Terms Document, the Class A Notes, the Class B Notes and the Class C Notes shall be Book-Entry Notes and shall be delivered as Registered Notes as provided in Section 2.01 of the Indenture in substantially the form of Exhibit A hereto.

      Section 8.03 Amendment. This Indenture Supplement may be amended only in accordance with the provisions set forth in Sections 10.01 and 10.02 of the Indenture.

      Section 8.04 Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

      Section 8.05 GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 8.06 Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall (i) Wilmington Trust Company in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity), have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

      Section 8.07 Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Indenture Trustee that:

      (a) Valid and Enforceable Security Interest. The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer;

      (b) No Liens. The Issuer owns and has good and marketable title to the Collateral free and clear of any Lien;

      (c) Filings. The Issuer has caused the delivery for filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee under the Indenture;

      (d) Accounts. The Receivables constitute "accounts" within the meaning of the applicable UCC;

      (e) Conveyance of Collateral; Judgments and Tax Liens. Other than the security interest granted to the Indenture Trustee pursuant to the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral, other than any financing statement relating to the security interest granted to the Indenture Trustee under the Indenture or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Collateral; and

      (f) Survival of Representations and Warranties. All representations, warranties and agreements contained in this Section 8.07 shall remain operative and in full force and effect and shall survive the consummation of the transactions contemplated hereby.

                              [END OF ARTICLE VIII]

      IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                         WILMINGTON TRUST COMPANY,
                                              as Owner Trustee of
                                         ADVANTA BUSINESS CARD MASTER TRUST

                                         By: /s/ Janel R. Havrilla
                                             ---------------------
                                         Name: Janel R. Havrilla
                                         Title: Financial Services Officer

                                         DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                              as Indenture Trustee

                                         By: /s/ Peter T. Becker
                                             -------------------
                                         Name: Peter T. Becker
                                         Title: Vice President

Acknowledged and Accepted:

ADVANTA BANK CORP.,
     as Servicer

By: /s/ Michael Coco
    ----------------------------------
Name: Michael Coco
Title: Vice President and Treasurer

ADVANTA BUSINESS RECEIVABLES CORP.,
     as Transferor

By: /s/ Michael Coco
    ----------------------------------
Name: Michael Coco
Title: President

             [Signature Page to AdvantaSeries Indenture Supplement]

                                                                     EXHIBIT A-1

                 [FORM OF] CLASS A(200[o]-[o]) ASSET BACKED NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

      THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                 Exhibit A-1 - 1

REGISTERED                                                          up to $____*
No. ____                                                          CUSIP NO. ____

                       ADVANTA BUSINESS CARD MASTER TRUST

               ADVANTASERIES CLASS A(200[o]-[o]) ASSET BACKED NOTE

      Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of August 1, 2000, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of ____, or such greater or lesser amount as determined in accordance with the Indenture, payable on the __________ Payment Date (the "Expected Final Principal Payment Date"), except as otherwise provided below or in the Indenture, provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the __________ Payment Date (the "Final Maturity Date"). The Issuer will pay interest on the unpaid principal amount of this Note at the Class A(200[o]-[o]) Note Interest Rate on each Interest Payment Date until the principal amount of this Note is paid in full, as more specifically described in the Class A(200[o]-[o]) Terms Document dated as of ____ __, 200_ (the "Terms Document"), between the Issuer and the Indenture Trustee. Interest on this Note will accrue for each Interest Payment Date from and including the most recent Interest Payment Date on which interest has been paid to but excluding such Interest Payment Date or, for the first Interest Payment Date, from and including the Closing Date to but excluding ____________ Interest Payment Date. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

----------
* Denominations of $5,000 and integral multiples of $1,000 in excess thereof.

                                 Exhibit A-1 - 2

         IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                            WILMINGTON TRUST COMPANY,
                                                 as Owner Trustee of
                                            ADVANTA BUSINESS CARD MASTER TRUST

                                            By:_________________________________
                                            Name:
                                            Title:

Dated:

                                 Exhibit A-1 - 3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

                                            DEUTSCHE BANK TRUST COMPANY
                                            AMERICAS, not in its individual
                                            capacity, but solely as Indenture
                                            Trustee

                                            By:_________________________________
                                                    Authorized Signatory

Dated:

                                 Exhibit A-1 - 4

                       ADVANTA BUSINESS CARD MASTER TRUST

                     ADVANTASERIES CLASS A(200[o]-[o]) NOTE

                         Summary of Terms and Conditions

      This AdvantaSeries Class A(200[o]-[o]) Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, AdvantaSeries, issued under a Master Indenture dated as of August 1, 2000 (the "MASTER INDENTURE"), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the AdvantaSeries Indenture Supplement dated as of November 1, 2004 (the "INDENTURE SUPPLEMENT") and the Terms Document (the Master Indenture, the Indenture Supplement and the Terms Document collectively, the "INDENTURE"), and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

      The Class B Notes, the Class C Notes and the Class D Notes will also be issued under the Master Indenture and the Indenture Supplement.

      The Notes are and will be ratably secured by the collateral pledged as security therefore as provided in the Indenture.

      The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

      This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

      Principal of the Notes is expected to be paid on the Expected Final Principal Payment Date in an amount described on the face hereof. The Expected Final Principal Payment Date is the __________ Payment Date, but principal with respect to this Class A(200[o]-[o]) Note may be paid earlier or later under certain circumstances described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date.

      Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series, Classes or Tranches of Notes.

      On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final payment in respect of this Class A(200[o]-

                                 Exhibit A-1 - 5

[o]) Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class A Notes pursuant to the Indenture. Except as provided in the Indenture with respect to a final payment, payments to Noteholders shall be made by (i) check mailed to each Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Note or the making of any notation thereon. Final payment of this Class A(200[o]-[o]) Note will be made only upon presentation and surrender of this Class A(200[o]-[o]) Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Noteholders in accordance with the Indenture.

      On any day occurring on or after the date on which the Outstanding Principal Balance of a Class or a Tranche of the Notes is reduced to 10% or less of the highest Outstanding Principal Balance, the Servicer shall have the option to redeem such Class or Tranche of the Notes, at a purchase price equal to 100% of the outstanding principal amount of such Tranche, plus accrued, unpaid and additional interest on such Tranche to but excluding the date of redemption, except as otherwise provided in Section 7.01 of the Indenture Supplement.

      THIS CLASS A(200[o]-[o]) NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

      Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

      Except as otherwise provided in the Indenture, the Class A Notes are issuable only in minimum denominations of $5,000 and integral multiples of $1,000. The transfer of this Class A(200[o]-[o]) Note shall be registered in the Note Register upon surrender of this Class A(200[o]-[o]) Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

      As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                                 Exhibit A-1 - 6

      The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A(200[o]-[o]) Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 50% of the Outstanding Amount of each affected Series. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, and specified percentages of the Outstanding Principal Balance of the Class A Notes, on behalf of the Holders of all the Notes, or on behalf of all the Class A Notes, as the case may be, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      THIS CLASS A(200[o]-[o]) NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                 Exhibit A-1 - 7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________                                  _________________________**
                                                      Signature Guaranteed

----------
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                 Exhibit A-1 - 8

                                                                     EXHIBIT A-2

                 [FORM OF] CLASS B(200[o]-[o]) ASSET BACKED NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

      THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                 Exhibit A-2 - 1

REGISTERED                                                       up to $_______*
No. _______                                                    CUSIP NO. _______

                       ADVANTA BUSINESS CARD MASTER TRUST

               ADVANTASERIES CLASS B(200[o]-[o]) ASSET BACKED NOTE

      Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of August 1, 2000, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of _______, or such greater or lesser amount as determined in accordance with the Indenture, payable on the _______ Payment Date (the "Expected Final Principal Payment Date"), except as otherwise provided below or in the Indenture, provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _______ Payment Date (the "Final Maturity Date"). The Issuer will pay interest on the unpaid principal amount of this Note at the Class B(200[o]-[o]) Note Interest Rate on each Interest Payment Date until the principal amount of this Note is paid in full, as more specifically described in the Class B(200[o]-[o]) Terms Document dated as of ____ __, 200_ (the "Terms Document"), between the Issuer and the Indenture Trustee. Interest on this Note will accrue for each Interest Payment Date from and including the most recent Interest Payment Date on which interest has been paid to but excluding such Interest Payment Date or, for the first Interest Payment Date, from and including the Closing Date to but excluding _________ Interest Payment Date. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

      THIS CLASS B(200[o]-[o]) NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

----------
* Denominations of $5,000 and integral multiples of $1,000 in excess thereof.

                                 Exhibit A-2 - 2

      IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                            WILMINGTON TRUST COMPANY,
                                                 as Owner Trustee of
                                            ADVANTA BUSINESS CARD MASTER TRUST

                                            By:_________________________________
                                            Name:
                                            Title:

Dated: __________

                                 Exhibit A-2 - 3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           not in its individual capacity,
                                           but solely as Indenture Trustee

                                           By:_________________________________
                                                   Authorized Signatory

Dated:

                                 Exhibit A-2 - 4

                       ADVANTA BUSINESS CARD MASTER TRUST

                     ADVANTASERIES CLASS B(200[o]-[o]) NOTE

                         Summary of Terms and Conditions

      This AdvantaSeries Class B(200[o]-[o]) Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, AdvantaSeries, issued under a Master Indenture dated as of August 1, 2000 (the "MASTER INDENTURE"), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the AdvantaSeries Indenture Supplement dated as of November 1, 2004 (the "INDENTURE SUPPLEMENT") and the Terms Document (the Master Indenture, the Indenture Supplement and the Terms Document collectively, the "INDENTURE"), and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

      The Class A Notes, the Class C Notes and the Class D Notes will also be issued under the Master Indenture and the Indenture Supplement.

      The Notes are and will be ratably secured by the collateral pledged as security therefore as provided in the Indenture.

      The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

      This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

      Principal of the Notes is expected to be paid on the Expected Final Principal Payment Date in an amount described on the face hereof. The Expected Final Principal Payment Date is the _________ Payment Date, but principal with respect to this Class B(200[o]-[o]) Note may be paid earlier or later under certain circumstances described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date.

      Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series, Classes or Tranches of Notes.

      On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final payment in respect of this Class B(200[o]-

                                 Exhibit A-2 - 5

[o]) Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class B Notes pursuant to the Indenture. Except as provided in the Indenture with respect to a final payment, payments to Noteholders shall be made by (i) check mailed to each Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Note or the making of any notation thereon. Final payment of this Class B(200[o]-[o]) Note will be made only upon presentation and surrender of this Class B(200[o]-[o]) Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Noteholders in accordance with the Indenture.

      On any day occurring on or after the date on which the Outstanding Principal Balance of a Class or a Tranche of the Notes is reduced to 10% or less of the highest Outstanding Principal Balance, the Servicer shall have the option to redeem such Class or Tranche of the Notes, at a purchase price equal to 100% of the outstanding principal amount of such Tranche, plus accrued, unpaid and additional interest on such Tranche to but excluding the date of redemption, except as otherwise provided in Section 7.01 of the Indenture Supplement.

      THIS CLASS B(200[o]-[o]) NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

      Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

      Except as otherwise provided in the Indenture, the Class B Notes are issuable only in minimum denominations of $5,000 and integral multiples of $1,000. The transfer of this Class B(200[o]-[o]) Note shall be registered in the Note Register upon surrender of this Class B(200[o]-[o]) Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

      As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                                 Exhibit A-2 - 6

      The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B(200[o]-[o]) Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 50% of the Outstanding Amount of each affected Series. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, and specified percentages of the Outstanding Principal Balance of the Class B Notes, on behalf of the Holders of all the Notes, or on behalf of all the Class B Notes, as the case may be, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      THIS CLASS B(200[o]-[o]) NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                 Exhibit A-2 - 7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________                              _________________________**
                                                Signature Guaranteed

----------
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                 Exhibit A-2 - 8

                                                                     EXHIBIT A-3

                 [FORM OF] CLASS C(200[o]-[o]) ASSET BACKED NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

      THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                 Exhibit A-3 - 1

REGISTERED                                                       up to $_______*
No. _______                                                    CUSIP NO. _______

                       ADVANTA BUSINESS CARD MASTER TRUST

               ADVANTASERIES CLASS C(200[o]-[o]) ASSET BACKED NOTE

      Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of August 1, 2000, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of _______, or such greater or lesser amount as determined in accordance with the Indenture, payable on the _______ Payment Date (the "Expected Final Principal Payment Date"), except as otherwise provided below or in the Indenture, provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _______ Payment Date (the "Final Maturity Date"). The Issuer will pay interest on the unpaid principal amount of this Note at the Class C(200[o]-[o]) Note Interest Rate on each Interest Payment Date until the principal amount of this Note is paid in full, as more specifically described in the Class C(200[o]-[o]) Terms Document dated as of ____ __, 200_ (the "Terms Document"), between the Issuer and the Indenture Trustee. Interest on this Note will accrue for each Interest Payment Date from and including the most recent Interest Payment Date on which interest has been paid to but excluding such Interest Payment Date or, for the first Interest Payment Date, from and including the Closing Date to but excluding __________ Interest Payment Date. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

      THIS CLASS C(200[o]-[o]) NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND THE CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

----------
* Denominations of $5,000 and integral multiples of $1,000 in excess thereof.

                                 Exhibit A-3 - 2

      IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

                                            WILMINGTON TRUST COMPANY,
                                                 as Owner Trustee of
                                            ADVANTA BUSINESS CARD MASTER TRUST

                                            By:_________________________________
                                            Name:
                                            Title:

Dated:

                                 Exhibit A-3 - 3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes described in the within-mentioned Indenture.

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           not in its individual capacity,
                                           but solely as Indenture Trustee

                                           By:_________________________________
                                                   Authorized Signatory

Dated:

                                 Exhibit A-3 - 4

                       ADVANTA BUSINESS CARD MASTER TRUST

                     ADVANTASERIES CLASS C(200[o]-[o]) NOTE

                         Summary of Terms and Conditions

      This AdvantaSeries Class C(200[o]-[o]) Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, AdvantaSeries, issued under a Master Indenture dated as of August 1, 2000 (the "MASTER INDENTURE"), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the AdvantaSeries Indenture Supplement dated as of November 1, 2004 (the "INDENTURE SUPPLEMENT") and the Terms Document (the Master Indenture, the Indenture Supplement and the Terms Document collectively, the "INDENTURE"), and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

      The Class A Notes, the Class B Notes and the Class D Notes will also be issued under the Master Indenture and the Indenture Supplement.

      The Notes are and will be ratably secured by the collateral pledged as security therefore as provided in the Indenture.

      The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

      This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

      Principal of the Notes is expected to be paid on the Expected Final Principal Payment Date in an amount described on the face hereof. The Expected Final Principal Payment Date is the _________ Payment Date, but principal with respect to this Class C(200[o]-[o]) Note may be paid earlier or later under certain circumstances described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date.

      Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series, Classes or Tranches of Notes.

      On each Payment Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final payment in respect of this Class C(200[o]-

                                 Exhibit A-3 - 5

[o]) Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class C Notes pursuant to the Indenture. Except as provided in the Indenture with respect to a final payment, payments to Noteholders shall be made by (i) check mailed to each Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Note or the making of any notation thereon. Final payment of this Class C(200[o]-[o]) Note will be made only upon presentation and surrender of this Class C(200[o]-[o]) Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Noteholders in accordance with the Indenture.

      On any day occurring on or after the date on which the Outstanding Principal Balance of a Class or a Tranche of the Notes is reduced to 10% or less of the highest Outstanding Principal Balance, the Servicer shall have the option to redeem such Class or Tranche of the Notes, at a purchase price equal to 100% of the outstanding principal amount of such Tranche, plus accrued, unpaid and additional interest on such Tranche to but excluding the date of redemption, except as otherwise provided in Section 7.01 of the Indenture Supplement.

      THIS CLASS C(200[o]-[o]) NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

      Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

      Except as otherwise provided in the Indenture, the Class C Notes are issuable only in minimum denominations of $5,000 and integral multiples of $1,000. The transfer of this Class C(200[o]-[o]) Note shall be registered in the Note Register upon surrender of this Class C(200[o]-[o]) Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class C Noteholder or such Class C Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

      As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                                 Exhibit A-3 - 6

      The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C(200[o]-[o]) Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 50% of the Outstanding Amount of each affected Series. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, and specified percentages of the Outstanding Principal Balance of the Class C Notes, on behalf of the Holders of all the Notes, or on behalf of all the Class C Notes, as the case may be, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      THIS CLASS C(200[o]-[o]) NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                 Exhibit A-3 - 7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________                              _________________________**
                                                Signature Guaranteed

----------
      ** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                 Exhibit A-3 - 8

                                                                     EXHIBIT A-4

                 [FORM OF] CLASS D(200[o]-[o]) ASSET BACKED NOTE

      THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

      THE HOLDER OF THIS CLASS D NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS D NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

      THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUER OR ITS AFFILIATES OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT. THIS SECURITY WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE MASTER INDENTURE AND THE RELATED TERMS DOCUMENT HAVE BEEN COMPLIED WITH. THIS NOTE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR AND UNLESS AND UNTIL THE INDENTURE TRUSTEE, THE TRANSFEROR AND THE SERVICER SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE MASTER INDENTURE AND THE RELATED TERMS DOCUMENT.

      THE CLASS D NOTES ARE ALSO SUBJECT TO RESTRICTIONS ON THE PURCHASE, OWNERSHIP AND DISPOSITION OF SUCH SECURITIES, INCLUDING THE CONSENT OF THE TRANSFEROR AND THE DELIVERY OF AN INVESTMENT LETTER. SUCH RESTRICTIONS ARE SET FORTH IN THE MASTER INDENTURE AND THE RELATED TERMS DOCUMENT, COPIES OF WHICH ARE AVAILABLE FROM THE INDENTURE TRUSTEE.

                                 Exhibit A-4 - 1

      THIS CLASS D NOTE MAY NOT BE SOLD OR TRANSFERRED TO ANY PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), TO ANY PERSON ACTING ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY SUCH PLAN, OR TO ANY OTHER "BENEFIT PLAN INVESTOR" (AS DEFINED IN UNITED STATES DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101(f)(2)), INCLUDING AN INSURANCE COMPANY GENERAL ACCOUNT, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE RELATED TERMS DOCUMENT.

      THIS CLASS D NOTE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CLASS D NOTE BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS D NOTES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS D NOTES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

      BEFORE PURCHASING THIS NOTE, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER THE ISSUER NOR THE SELLER OF THIS NOTE HAS AGREED TO REGISTER THIS NOTE UNDER THE SECURITIES ACT, TO QUALIFY THIS NOTE UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

      AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                 Exhibit A-4 - 2

REGISTERED                                                      up to $________*
No. ____________

                       ADVANTA BUSINESS CARD MASTER TRUST

               ADVANTASERIES CLASS D(200[o]-[o]) ASSET BACKED NOTE

      Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of August 1, 2000, for value received, hereby promises to pay to ____________, or registered assigns, subject to the following provisions, the principal sum of ____________, or such greater or lesser amount as determined in accordance with the Indenture, payable on the ____________ Payment Date (the "Expected Final Principal Payment Date"), except as otherwise provided below or in the Indenture, provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ____________ Payment Date (the "Final Maturity Date"). The Issuer will pay interest on the unpaid principal amount of this Note at the Class D(200[o]-[o])
Note Interest Rate on each Interest Payment Date until the principal amount of this Note is paid in full, as more specifically described in the Class D(200[o]-[o]) Terms Document dated as of ____ __, 200_ (the "Terms Document"), between the Issuer and the Indenture Trustee. Interest on this Note will accrue for each Interest Payment Date from and including the most recent Interest Payment Date on which interest has been paid to but excluding such Interest Payment Date or, for the first Interest Payment Date, from and including the Closing Date to but excluding ___________ Interest Payment Date. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

      THIS CLASS D(200[o]-[o]) NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES, CLASS B NOTES AND CLASS C NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

----------
* Denominations of $500,000 and integral multiples of $500,000 in excess thereof.

                                 Exhibit A-4 - 3

      IN WITNESS WHEREOF, the Issuer has caused this Class D Note to be duly executed.

                                            WILMINGTON TRUST COMPANY,
                                                 as Owner Trustee of
                                            ADVANTA BUSINESS CARD MASTER TRUST

                                            By:_________________________________
                                            Name:
                                            Title:

Dated:

                                 Exhibit A-4 - 4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class D Notes described in the within-mentioned Indenture.

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           not in its individual capacity,
                                           but solely as Indenture Trustee

                                           By:_________________________________
                                                     Authorized Signatory

Dated:

                                 Exhibit A-4 - 5

                       ADVANTA BUSINESS CARD MASTER TRUST

                     ADVANTASERIES CLASS D(200[o]-[o]) NOTE

                         Summary of Terms and Conditions

      This AdvantaSeries Class D(200[o]-[o]) Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, AdvantaSeries, issued under a Master Indenture dated as of August 1, 2000 (the "MASTER INDENTURE"), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the AdvantaSeries Indenture Supplement dated as of November 1, 2004 (the "INDENTURE SUPPLEMENT") and the Terms Document (the Master Indenture, the Indenture Supplement and the Terms Document collectively, the "INDENTURE"), and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

      The Class A Notes, the Class B Notes and the Class C Notes will also be issued under the Master Indenture and the Indenture Supplement.

      The Notes are and will be ratably secured by the collateral pledged as security therefore as provided in the Indenture.

      The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

      This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

      Principal of the Notes is expected to be paid on the Expected Final Principal Payment Date in an amount described on the face hereof. The Expected Final Principal Payment Date is the ______________ Payment Date, but principal with respect to this Class D(200[o]-[o]) Note may be paid earlier or later under certain circumstances described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date.

      Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series, Classes or Tranches of Notes.

      On each Payment Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (except for the final payment in respect of this Class D(200[o]-

                                 Exhibit A-4 - 6

[o]) Note) such Class D Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class D Notes pursuant to the Indenture. Except as provided in the Indenture with respect to a final payment, payments to Noteholders shall be made by (i) check mailed to each Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Note or the making of any notation thereon. Final payment of this Class D(200[o]-[o]) Note will be made only upon presentation and surrender of this Class D(200[o]-[o]) Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Noteholders in accordance with the Indenture.

      On any day occurring on or after the date on which the Outstanding Principal Balance of a Class or a Tranche of the Notes is reduced to 10% or less of the highest Outstanding Principal Balance, the Servicer shall have the option to redeem such Class or Tranche of the Notes, at a purchase price equal to 100% of the outstanding principal amount of such Tranche, plus accrued, unpaid and additional interest on such Tranche to but excluding the date of redemption, except as otherwise provided in Section 7.01 of the Indenture Supplement.

      THIS CLASS D(200[o]-[o]) NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

      Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

      Except as otherwise provided in the Indenture, the Class D Notes are issuable only in minimum denominations of $500,000 and integral multiples of $500,000. The transfer of this Class D(200[o]-[o]) Note shall be registered in the Note Register upon surrender of this Class D(200[o]-[o]) Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class D Noteholder or such Class D Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class D Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

      As provided in the Indenture and subject to certain limitations therein set forth, Class D Notes are exchangeable for new Class D Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                                 Exhibit A-4 - 7

      The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class D(200[o]-[o]) Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 50% of the Outstanding Amount of each affected Series. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, and specified percentages of the Outstanding Principal Balance of the Class D Notes, on behalf of the Holders of all the Notes, or on behalf of all the Class D Notes, as the case may be, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      THIS CLASS D(200[o]-[o]) NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                 Exhibit A-4 - 8

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________                                    _________________________**
                                                       Signature Guaranteed

----------
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                 Exhibit A-4 - 9

                                                                       EXHIBIT B

              FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
                            TO THE INDENTURE TRUSTEE
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS RECEIVABLES CORP.
                ADVANTA BUSINESS CARD MASTER TRUST ADVANTASERIES
                         MONTHLY PERIOD ENDING [MONTH]

                                    Exhibit B

EXHIBIT B

 FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS RECEIVABLES CORP.
                ADVANTA BUSINESS CARD MASTER TRUST ADVANTASERIES
                         MONTHLY PERIOD ENDING [MONTH]

Capitalized terms used in this notice have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

      A)    Advanta Bank Corp. is the Servicer under the Master Indenture.

      B)    The undersigned is an Authorized Officer.

      C) The date of this notice is on or before the second Business Day preceding the related Payment Date.

I. INSTRUCTION TO MAKE A WITHDRAWAL

A. PURSUANT TO SECTION 4.07 OF THE ADVANTASERIES INDENTURE SUPPLEMENT, THE SERVICER DOES HEREBY INSTRUCT THE INDENTURE TRUSTEE TO APPLY AVAILABLE FINANCE CHARGE COLLECTIONS FOR SUCH PAYMENT DATE IN A MANNER SET FORTH BELOW;

Available Finance Charge Collections on deposit in the Collection Account on the
related Payment Date                                                                              $
                                                                                                  ----------------------

1. Pursuant to Section 4.07(a), the required interest payments on the Class A
   Notes;

                                                                        Required Interest to
                                                    CUSIP Number              be Paid
                                                    ------------        --------------------

   [Class / Tranche]                                                    $
                                                    ------------        --------------------
   Total                                                                                          $
                                                                                                  ----------------------

2. Pursuant to Section 4.07(b), the required interest payments on the Class B
   Notes;

                                                                        Required Interest to
                                                    CUSIP Number              be Paid
                                                    ------------        --------------------

   [Class / Tranche]                                                    $
                                                    ------------        --------------------
   Total                                                                                          $
                                                                                                  ----------------------

3. Pursuant to Section 4.07(c);

   AdvantaSeries Monthly Servicing Fee plus any previously due and unpaid
   AdvantaSeries Monthly Servicing Fee to be distributed to the Servicer                          $
                                                                                                  ----------------------

4. Pursuant to Section 4.07(d), the required interest payments on the Class C
   Notes;

                                                                        Required Interest to
                                                    CUSIP Number              be Paid
                                                    ------------        --------------------

   [Class / Tranche]                                                    $
                                                    ------------        --------------------
   Total                                                                                          $
                                                                                                  ----------------------

5. Pursuant to Section 4.07(e), the required interest payments on the Class D
   Notes;

                                                                        Required Interest to
                                                    CUSIP Number              be Paid
                                                    ------------        --------------------

   [Class / Tranche]                                                    $
                                                    ------------        --------------------
   Total                                                                                          $
                                                                                                  ----------------------

6. Pursuant to Section 4.07(f);

   The AdvantaSeries Defaulted Amount to be treated as Available Principal
   Collections                                                                                    $
                                                                                                  ----------------------

7. Pursuant to Section 4.07(g);

   The aggregate Adjusted Invested Amount Deficits to be treated as Available
   Principal Collections                                                                          $
                                                                                                  ----------------------

8. Pursuant to Section 4.07(h);

   To be deposited into the Cash Collateral Account in the amount equal to
   the Cash Collateral Account Deficit                                                            $
                                                                                                  ----------------------

9.  Pursuant to Section 4.07(i);

    To be deposited into the Spread Account in the amount equal to the required
    deposit amount to the Spread Account pursuant to Section 4.24(b)                              $
                                                                                                  ----------------------

10. Pursuant to Section 4.07(j);                                                                  $
                                                                                                  ----------------------

    To make any other payment or deposit required by the Terms Documents of
    any Class or Tranche of AdvantaSeries Notes                                                   $
                                                                                                  ----------------------

11. Pursuant to Section 4.07(k);

    To be treated as Excess Finance Charge Collections for application in
    accordance with Section 4.29                                                                  $
                                                                                                  ----------------------

12. Pursuant to Section 4.07(l);

    To make any other payment or deposit required by the Terms Documents of
    any Class or Tranche of AdvantaSeries Notes                                                   $
                                                                                                  ----------------------

13. Pursuant to Section 4.07(m);

    Remaining amount paid to holders of the Trust Beneficial Interest                             $
                                                                                                  ----------------------

Available Finance Charge Collections on deposit in the Collection Account less
the above distributions                                                                           $
                                                                                                  ======================

B. PURSUANT TO SECTION 4.15 OF THE ADVANTASERIES INDENTURE SUPPLEMENT, THE SERVICER DOES HEREBY INSTRUCT THE INDENTURE TRUSTEE TO APPLY AVAILABLE PRINCIPAL COLLECTIONS FOR SUCH PAYMENT DATE IN A MANNER SET FORTH BELOW;

Available Principal Collections on deposit in the Collection Account on the
related Payment Date                                                                              $
                                                                                                  ----------------------
1. Pursuant to Section 4.15(a), the Class A interest shortfalls;

                                                                 Required Interest to
                                                 CUSIP Number          be Paid
                                                 ------------    --------------------

   [Class / Tranche]                                             $
                                                 ------------    --------------------
   Total                                                                                          $
                                                                                                  ----------------------

2. Pursuant to Section 4.15(b), the Class B interest shortfalls;

                                                                 Required Interest to
                                                 CUSIP Number          be Paid
                                                 ------------    --------------------

   [Class / Tranche]                                             $
                                                 ------------    --------------------
   Total                                                                                          $
                                                                                                  ----------------------

3. Pursuant to Section 4.15(c);

   Servicing Fee Shortfall to be distributed to the Servicer                                      $
                                                                                                  ----------------------

4. Pursuant to Section 4.15(d), the Class C interest shortfalls;

                                                                 Required Interest to
                                                 CUSIP Number          be Paid
                                                 ------------    --------------------

   [Class / Tranche]                                             $
                                                 ------------    --------------------
   Total                                                                                          $
                                                                                                  ----------------------

5. Pursuant to Section 4.15(e), the Required Principal Deposit Amount to the
   Principal Funding Account;

                                                                 Amount to be deposited into
                                                                 the applicable Principal
                                                                    Funding Sub-Account
                                                                 ---------------------------

   [Class / Tranche]                                             $
                                                                 ---------------------------
   Total                                                                                          $
                                                                                                  ----------------------

6. Pursuant to Section 4.15(f);

   To be treated as Shared Principal Collections for application in
   accordance with Section 4.30                                                                   $
                                                                                                  ----------------------

7. Pursuant to Section 4.15(g);

   (a) To the holders of the Trust Beneficial Interest if the Transferor
       Interest is greater than the Required Transferor Interest                                  $
                                                                                                  ----------------------

   (b) Amount to be deposited into the Excess Funding Account if the
       Transferor Interest is less than the Required Transferor Interest                          $
                                                                                                  ----------------------

Available Principal Collections on deposit in the Collection Account less the
above distributions                                                                               $
                                                                                                  ======================

II.  PRINCIPAL FUNDING ACCOUNT

                    Beginning     Required        Actual         Principal        Amount                         Ending
                    Principal    Deposit to     Deposit to        Funding        Withdrawn       Withdrawal     Principal
                    Funding     the Principal  the Principal    Sub-Account     for Payment    of Coverage       Funding
                   Sub-Account     Funding       Funding       Balance prior  of Principal to  Funding Excess  Sub-Account
                     Balance     Sub-Account    Sub-Account   to Withdrawals     Noteholders      Amounts        Balance
                   -----------  -------------  -------------  --------------  ---------------  --------------  -----------
[Class / Tranche]
                   -----------  -------------  -------------  --------------  ---------------  --------------  -----------
Total
                   -----------  -------------  -------------  --------------  ---------------  --------------  -----------

III.  APPLICATION OF COVERAGE FUNDING EXCESS AMOUNTS

1. Aggregate AdvantaSeries Coverage Funding Excess Amounts                                      $
                                                                                                  --------------------

2. Amounts to be
   deposited into the applicable Principal Funding Sub-Account

                                                             Amount to be deposited

   [Class / Tranche]                                         $
                                                               --------------------
   Total                                                                                        $
                                                                                                  --------------------

3. Amount deposited into the Cash Collateral Account in an amount equal to the
   Cash Collateral Account Deficit                                                              $
                                                                                                  --------------------

4. Any Remaining amounts paid to the holders of the Trust Beneficial Interests                  $
                                                                                                  --------------------

5. Aggregate AdvantaSeries Coverage Funding Excess Amounts less distributions                   $
                                                                                                  ====================

IV. CASH COLLATERAL ACCOUNT

1. Beginning Balance                                                                            $
                                                                                                  --------------------

2. On the Closing Date for a Tranche, the initial deposit into the Cash
   Collateral Account pursuant to Section 4.22(a)                                               $
                                                                                                  --------------------

3. Interest earnings since the preceding Payment Date                                           $
                                                                                                  --------------------

4. Amount deposited from Available Finance Charge Collections to cover any Cash
   Collateral Account Deficit pursuant to Section 4.22(b)                                       $
                                                                                                  --------------------

5. Amount withdrawn from the Principal Funding Account pursuant to Section
   4.20(d) and deposited into the Cash Collateral Account                                       $
                                                                                                  --------------------

6. Amount withdrawn from the Spread Account pursuant to Section 4.25(e)(i) and
   deposited into the Cash Collateral Account                                                   $
                                                                                                  --------------------

7. PFA Earnings Shortfall withdrawn from the Cash Collateral Account and treated
   as Available Finance Charge Collections pursuant to Section 4.23(a)                          $
                                                                                                  --------------------

8. Amount withdrawn for the Cash Collateral Account and deposited into the
   Collection Account to cover any payments of interest and Monthly Serving Fee
   pursuant to Section 4.23(b)                                                                  $
                                                                                                  --------------------

9. AdvantaSeries Defaulted Amount withdrawn from the Cash Collateral Account and
   treated as Available Principal Collections pursuant to Section 4.23(c)                       $
                                                                                                  --------------------

10. At the date of issuance of a Foreclosure Certificate, the amount withdrawn
    pursuant to Section 4.23(d)                                                                 $
                                                                                                  --------------------

11. At the Final Maturity Date of a Tranche, the amount withdrawn pursuant to
    Section 4.23 (e)                                                                            $
                                                                                                  --------------------

12. Excess over the Required Cash Collateral Account Amount paid to the holder
    of the Trust Beneficial Interest pursuant to Section 4.23(f)                                $
                                                                                                  --------------------

13. Ending Balance                                                                              $
                                                                                                  ====================

V. SPREAD ACCOUNT

1. Beginning Balance                                                                            $
                                                                                                  --------------------

2. On the Closing Date for a Tranche, the initial deposit into the Spread
   Account pursuant to Section 4.24(a)                                                          $
                                                                                                  --------------------

3. Interest earnings since the preceding Payment Date                                           $
                                                                                                  --------------------

4. Amount deposited from Available Finance Charge Collections to cover any
   required Spread Account Amounts                                                              $
                                                                                                  --------------------

5. Amount withdrawn for the Spread Account and deposited into the Collection
   Account to cover any payments of interest and Monthly Serving Fee pursuant to
   Section 4.25(a)                                                                              $
                                                                                                  --------------------

6. AdvantaSeries Defaulted Amount withdrawn from the Spread Account and treated
   as Available Principal Collections pursuant to Section 4.25(b)                               $
                                                                                                  --------------------

7. At the date of issuance of a Foreclosure Certificate, the amount withdrawn
   pursuant to Section 4.25(c)                                                                  $
                                                                                                  --------------------

8. At the Final Maturity Date of a Tranche, the amount withdrawn pursuant to
   Section 4.25 (d)                                                                             $
                                                                                                  --------------------

9. Excess over the Required Spread Account Amount to be deposited into the Cash
   Collateral Account pursuant to Section 4.25(e)(i)
                                                                                                  --------------------

10. Excess over the Required Spread Account Amount paid to the holder of the
    Trust Beneficial Interest pursuant to Section 4.25(e)(ii)                                   $
                                                                                                  --------------------

11. Ending Balance                                                                              $
                                                                                                  ====================

VI. EXCESS FUNDING ACCOUNT

1. Beginning Balance                                                                            $
                                                                                                  --------------------

2. Interest income from investments in the related Monthly Period pursuant to
   subsection 8.03 (b) of the Master Indenture                                                  $
                                                                                                  --------------------

3. Deposits made pursuant to Section 4.04 and Section 4.15(g).                                  $
                                                                                                  --------------------

4. Interest income withdrawn to be included as Available Finance Charge
   Collections                                                                                  $
                                                                                                  --------------------

5. Amount withdrawn to be treated as Shared Principal Collections pursuant to
   subsection 8.03(b) of the Master Indenture                                                   $
                                                                                                  --------------------

6. Amount withdrawn and paid to the holder of the Trust Beneficial Interest
   pursuant to Section 8.03(b) and Section 8.05 of the Master Indenture                         $
                                                                                                  --------------------



7. Ending Balance                                                                               $
                                                                                                  ====================

VII. ADJUSTED INVESTED AMOUNT FOR THE ADVANTASERIES

                                Increases from
                                amounts withdrawn   Reimbursements of
                              from the Principal      prior Adjusted     Reductions due to      Reductions due
                   Beginning  Funding sub-Accounts    Invested Amount     reallocations of       to amounts        Ending
                   Adjusted     in respect of         Deficits from     Available Principal   deposited to the     Adjusted
                   Invested   Coverage Funding      Available Finance     Collections and     Principal Funding   Invested
                    Amount      Excess Amounts      Charge Collections  Investor Charge-Offs    Sub-Accounts       Amount
                   ---------  --------------------  ------------------  --------------------  -----------------   ---------
[Class / Tranche]
Total [Class]
Total

VIII. ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all preceding Monthly Periods

                                                  Accrued and           Unreimbursed
                                                Unpaid Monthly        Investor Charge-
                       Interest Shortfall        Servicing Fee             Offs
                       ------------------       --------------        ----------------
[Class / Tranche]      $                        $                     $
                       ------------------       --------------        ----------------
Total [Class]          $                        $                     $
                       ------------------       --------------        ----------------
Total                  $                        $                     $
                       ------------------       --------------        ----------------

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this [ ]th Day of [month].

                                                    Advanta Bank Corp.

                                                    as Servicer

                                                    By: ___________________
                                                    Name:
                                                    Title:

                                                                       EXHIBIT C

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 ADVANTASERIES
                               PERIOD ENDING [-]

                                   Exhibit C

EXHIBIT C

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                             PERIOD ENDING ______

The information which is required to be prepared with respect to the Payment Date of ____ and with respect to the performance of the Trust during the period of _____through _____ is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                                          Total amount of principal
                         CUSIP Number            to be paid             Per $1,000
                         ------------     -------------------------     ----------
[Class / Tranche]
Total [Class]

Total

II. Information regarding the current monthly interest distribution to the Noteholders

                                          Total amount of Interest
                         CUSIP Number            to be paid             Per $1,000
                         ------------     ------------------------      ----------
[Class / Tranche]
Total [Class]

Total

III. Information regarding the total monthly distribution to the Noteholders

                         CUSIP Number     Total amount to be paid       Per $1,000
                         ------------     ------------------------      ----------
[Class / Tranche]
Total [Class]

Total

IV. Information regarding the performance of the Advanta Business Card Master Trust

   1. The aggregate amount of such Collections with respect to Principal
      Receivables for the Monthly Period preceding such Payment Date                            $
                                                                                                 -----------------

   2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
      Payment Date                                                                              $
                                                                                                 -----------------

   3. Recoveries for the Monthly Period preceding such Payment Date                             $
                                                                                                 -----------------

   4. The Defaulted Amount for the Monthly Period preceding such Payment Date                   $
                                                                                                 -----------------

   5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables for the preceding Monthly
      Period                                                                                     -----------------

   6. The total amount of Principal Receivables in the trust at the beginning of
      the preceding Monthly Period                                                              $
                                                                                                 -----------------

   7. The total amount of Principal Receivables in the trust as of the last day
      of the preceding Monthly Period                                                           $
                                                                                                 -----------------

   8. The total amount of Finance Charge and Administrative Receivables in the
      Trust at the beginning of the preceding Monthly Period                                    $
                                                                                                 -----------------

   9. The total amount of Finance Charge and Administrative Receivables in the
      Trust as of the last day of the preceding Monthly Period                                  $
                                                                                                 -----------------

   10. The aggregated Adjusted Invested Amounts of all Series of Notes
      outstanding as of the last day of the preceding Monthly Period                            $
                                                                                                 -----------------

   11. The Transferor Interest as of the end of the Monthly Period preceding
      such Payment Date                                                                         $
                                                                                                 -----------------

   12. The Transferor Percentage as of the end of the Monthly Period preceding
      such Payment Date                                                                          -----------------

   13. The Required Transferor Percentage                                                        -----------------

   14. The Required Transferor Interest                                                         $
                                                                                                 -----------------

   15. The monthly principal payment rate for the Monthly Period preceding such
       Payment Date                                                                              -----------------

   16. The balance in the Excess Funding Account as of the end of the Monthly
       Period preceding such Payment Date                                                       $
                                                                                                 -----------------

   17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                                           Percentage of Total
                                                               Receivables                 Dollar Amount
                                                           -------------------             -------------
(a) Delinquent between 30 days and 59 days
(b) Delinquent between 60 days and 89 days
(c) Delinquent between 90 days and 119 days
(d) Delinquent between 120 days and 149 days
(e) Delinquent between 150 days and 179 days
(f) Delinquent 180 days or greater
                                                           -------------------             -------------
(g) Aggregate
                                                           ===================             =============

IV. Information regarding the AdvantaSeries

      1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                      Initial Principal  Outstanding Principal     Adjusted Outstanding      Invested       Adjusted Invested
                           Balance              Balance             Principal Balance         Amount             Amount
                      -----------------  ---------------------     --------------------      --------       -----------------
[Class / Tranche]
Total [Class]

Total

2. Weighted Average Floating Allocation Amount for the related Monthly
   Period                                                                              $
                                                                                        --------------

3. The Floating Investor Percentage with respect to the period:
   _______ through _________
   _______ through _________                                                            --------------

4. The Fixed Investor Percentage with respect to the period:
   _______ through _________
   _______ through _________                                                            --------------

5. The amount of Investor Principal Collections applicable to the
   AdvantaSeries                                                                       $
                                                                                        --------------

6a. The amount of Available Finance Charge Collections on deposit in the
    Collection Account on the related Payment Date                                     $
                                                                                        --------------

6b. The amount of Available Finance Charge Collections not on deposit in the
    Collection Account on related Payment Date pursuant to Section
    8.04(a) of the Master Indenture                                                    $
                                                                                        --------------

7. The AdvantaSeries Defaulted Amount for the related Monthly Period                   $
                                                                                        --------------

8. The AdvantaSeries Monthly Servicing Fee for the related Monthly Period              $
                                                                                        --------------

9. AdvantaSeries performance for the related Monthly Period

   a. The cash yield for the related Monthly Period                                     --------------

   b. The default rate for the related Monthly Period                                   --------------

   c. The Net Portfolio Yield for the related Monthly Period                            --------------

   d. The Base Rate for the related Monthly Period                                      --------------

   e. The Excess Spread Percentage for the related Monthly Period                       --------------

   f. The Quarterly Excess Spread Percentage                                            --------------

   g. The Excess Spread Amount for the related Monthly Period                          $
                                                                                        --------------

   h. The average Excess Spread Amount for the three preceding Monthly
      Periods                                                                          $
                                                                                        --------------

10. Floating interest rate determinations:

      LIBOR for the Interest Period from ______through and including__________          --------------

      11. Required interest payments

                        Required interest        Interest shortfalls and         Amounts withdrawn
                       amounts with respect     additional interest from        from the Collection
                     to the current Interest           prior periods           Account for payment of       Unpaid required interest
                            Period                                            required interest amounts             amounts
                     -----------------------    ------------------------      -------------------------     ------------------------
[Class / Tranche]
Total [Class]

Total

12. Principal Funding Account

                                                                                    On the
                                                                               Principal Payment
                                                                               Date for a Tranche,
                                                                  Principal         the amount
                    Beginning     Required        Actual          Funding           withdrawn                          Ending
                    Principal     Deposit to    deposit to      Sub-Account         equal to           Withdrawal     Principal
                    Funding     the Principal  the Principal      balance        the principal        of Coverage      Funding
                   Sub-Account    Funding        Funding          prior to        due on such        Funding Excess   Sub-Account
                     balance    Sub-Account     Sub-Account   any withdrawals       Tranche              Amount        Balance
                   -----------  -------------  -------------  ---------------  -------------------   --------------   -----------
[Class / Tranche]
Total [Class]

Total

13. Coverage Funding Required Amounts

   a. With respect to the Class A Notes, the Coverage Funding Required Amount as
      of the end of the related Monthly Period                                                    $
                                                                                                    -------------------

   b. With respect to the Class B Notes, the Coverage Funding Required Amount as
      of the end of the related Monthly Period                                                    $
                                                                                                    -------------------

   c. With respect to the Class C Notes, the Coverage Funding Required Amount as
      of the end of the related Monthly Period                                                    $
                                                                                                    -------------------

14. Cash Collateral Account

   a. The Required Cash Collateral Account Amount on the related Payment Date                     $
                                                                                                    -------------------

   b. The Available Cash Collateral Account Amount on the related Payment Date                    $
                                                                                                    -------------------

   c. Has a Portfolio Decline Event occurred with respect to the Monthly Period
      preceding such Payment Date                                                                   -------------------

15. Spread Account

   a. The Required Spread Account Amount on the related Payment Date                              $
                                                                                                    -------------------

   b. The amount on deposit in the Spread Account on the related Payment Date                     $
                                                                                                    -------------------

16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                           Required subordination       Required Subordinated
                                 percentage                    Amount                 Subordinated amount
                           ----------------------       ---------------------         -------------------
[Class]

17. Adjusted Invested Amount

                                                 Increases from the                                            Reductions
                                                 withdrawal of the    Increases from    Reductions due to    due to amounts
                   Beginning  Increases from      Coverage Funding    reimbursements     reallocation of     deposited into  Ending
                   Adjusted   the issuance of   Excess Amount from      of Adjusted     Available Principal   the Principal Adjusted
                   Invested   additional Notes     the Principal      Invested Amount    Collections and         Funding    Invested
                    Amount    of such Tranche   Funding Sub-Accounts     Deficits      Investor Charge-Offs   Sub-Accounts   Amount
                   ---------  ----------------  --------------------  ---------------  --------------------  -------------- --------
[Class / Tranche]
Total [Class]
Total

                                                        Advanta Bank Corp.
                                                        as Servicer

                                                        By:
                                                        Name:
                                                        Title:

                                                                       EXHIBIT D

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

                               ADVANTA BANK CORP.
                              OFFICERS CERTIFICATE

      In compliance with Section 5.02 of the AdvantaSeries Indenture Supplement (the "Agreement") dated as of November 1, 2004 between Advanta Business Card Master Trust, as issuer (the "Issuer") and Deutsche Bank Trust Company Americas, as indenture trustee (the "Indenture Trustee"), I, [Name], [Title] of Advanta Bank Corp., as Servicer, hereby certify that no Pay Out Event has occurred during the preceding Monthly Period.

      Capitalized terms used herein without definition are defined in the Agreement.

      I have hereunto set my hand this [o] day of [o], 200[o]

                                              ADVANTA BANK CORP.

                                              By:_______________________________
                                              Name:
                                              Title:

                                    Exhibit D

                                                                     EXHIBIT E-1

                         FORM OF CLASS A TERMS DOCUMENT

================================================================================

                       ADVANTA BUSINESS CARD MASTER TRUST

                                    as Issuer

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                              as Indenture Trustee

                       CLASS A(200[o]-[o]) TERMS DOCUMENT

                            dated as of [o] [o], [o]

                                       to

                       ADVANTASERIES INDENTURE SUPPLEMENT

                          dated as of November 1, 2004

                                       to

                                    INDENTURE

                           dated as of August 1, 2000

================================================================================

                                TABLE OF CONTENTS

                                                                                                              PAGE
ARTICLE I
Creation of the AdvantaSeries Notes

ARTICLE I
Definitions and Other Provisions of General Application
     Section 1.01     Definitions..........................................................................      3
     Section 1.02     Governing Law........................................................................      6
     Section 1.03     Counterparts.........................................................................      6
     Section 1.04     Ratification of Indenture and AdvantaSeries Indenture Supplement.....................      6

ARTICLE II

The Class A(200[o]-[o]) Notes
     Section 2.01     Creation and Designation.............................................................      7
     Section 2.02     Interest Payment.....................................................................      7
     Section 2.03     Determination of One-Month LIBOR.....................................................      7
     Section 2.04     Required Deposits of Available Principal Collections to the Principal
                        Funding Account; Payment of Principal..............................................      8
     Section 2.05     Holders' Rights to Payments of Interest and Principal................................      8
     Section 2.06     Cash Collateral Account.  ...........................................................      9
     Section 2.07     Delivery and Payment for the Class A(200[o]-[o]) Notes; Form and
                        Denomination.......................................................................      9
     Section 2.08     Manner of Payment of Class A(200[o]-[o]) Notes.......................................      9
     Section 2.09     Monthly Servicing Fee................................................................     10

      CLASS A(200[o]-[o]) TERMS DOCUMENT, dated as of [o] [o], [o] (the "TERMS DOCUMENT"), between WILMINGTON TRUST COMPANY, as Owner Trustee of ADVANTA BUSINESS CARD MASTER TRUST, a common law trust organized and existing under the laws of the State of Delaware (herein, the "ISSUER" or the "TRUST"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture, the "INDENTURE TRUSTEE") under the Master Indenture, dated as of August 1, 2000 (the "INDENTURE") between the Issuer and the Indenture Trustee. This Terms Document supplements the AdvantaSeries Indenture Supplement, dated as of November 1, 2004 (the "ADVANTASERIES INDENTURE SUPPLEMENT"), between the Issuer and the Indenture Trustee, which supplements the Indenture.

      Pursuant to this Terms Document, the Issuer shall create a new tranche of Class A Notes and shall specify the principal terms thereof.

                                    ARTICLE I
             Definitions and Other Provisions of General Application

      Section 1.01 Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the AdvantaSeries Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

            (4) all references in this Terms Document to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document;

            (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

            (6) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the AdvantaSeries Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Terms Document shall be controlling;

            (7) each capitalized term defined herein shall relate only to the Class A(200[o]-[o]) Notes and no other Tranche of Notes issued by the Issuer; and

            (8) "including" and words of similar import will be deemed to be followed by "without limitation."

      "Accumulation Amount" shall mean, for any Payment Date occurring during the Accumulation Period, $[o]; provided, however, that if the Accumulation Period Length is determined to be less than 8 months pursuant to subsection 2.04(a), the Accumulation Amount for each Payment Date with respect to the Accumulation Period will be equal to (i) the Outstanding Principal Balance of the Class A(200[o]-[o]) Notes divided by (ii) the Accumulation Period Length.

      "Accumulation Deposit Amount" means, for any Payment Date occurring during the Accumulation Period, an amount equal to the sum of the Accumulation Amount for such Payment Date and any existing Accumulation Shortfall.

      "Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on [o] [o], [o], or such later date as is determined in accordance with subsection 2.04(a), and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Outstanding Principal Balance of the Class A(200[o]-[o]) Notes and (c) the Class A(200[o]-[o]) Final Maturity Date.

      "Accumulation Period Factor" shall mean, for the purpose of calculating the Accumulation Period Length for the Class A(200[o]-[o]) Notes, with respect to any Monthly Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all outstanding Series, and the denominator of which is equal to the sum of (a) the Principal Balance of Class A(200[o]-[o]) Notes, (b) the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all other Outstanding Classes and Tranches (without duplication) (other than the AdvantaSeries Class A(200[o]-[o]) Notes) which are not expected to be in their revolving periods, and (c) the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all other Outstanding Classes and Tranches (without duplication) (other than the AdvantaSeries Class A(200[o][o]) Notes)which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

      "Accumulation Period Length" means the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

      "Accumulation Shortfall" shall mean (a) on the first Payment Date during the Accumulation Period, zero and (b) on each subsequent Payment Date during the Accumulation Period, the excess, if any, of the Accumulation Deposit Amount for the previous Payment Date over the amount deposited into the Principal Funding Account pursuant to Section 2.04(b) for the previous Principal Payment Date.

      "AdvantaSeries Indenture Supplement" means the AdvantaSeries Indenture Supplement dated as of November 1, 2004, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

      "Class A(200[o]-[o]) Final Maturity Date" means [o] [o], [o].

      "Class A(200[o]-[o]) Note" means any Note substantially in the form set forth in Exhibit A-1 to the AdvantaSeries Indenture Supplement, designated therein as a Class A(200[o]-[o]) Note and duly executed and authenticated in accordance with the Indenture.

      "Class A(200[o]-[o]) Noteholder" means a Person in whose name a Class A(200[o]-[o]) Note is registered in the Note Register.

      "Class A(200[o]-[o]) Termination Date" means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Principal Balance of the Class A(200[o]-[o]) Notes is paid in full, (b) the Class A(200[o]-[o]) Final Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article XI thereof.

      "Closing Date" means [o] [o], [o].

      "Expected Final Principal Payment Date" means [o] [o], [o].

      "Initial Principal Balance" means $[o].

      "Indenture" means the Indenture dated as of August 1, 2000, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

      "Interest Payment Date" means the scheduled due date of any payment of interest on the Class A(200[o]-[o]) Notes, which shall be each Payment Date. The first Interest Payment Date shall be [o] [o], [o].

      "LIBOR Determination Date" shall mean (a) with respect to the first Interest Payment Date, (i) [o] [o], [o] for the period from and including the Closing Date through and including [o] [o], [o] and (ii) [o] [o], [o] for the period from and including [o] [o], [o] through and including [o] [o], [o] and
(b) with respect to any Interest Payment Date after the first Interest Payment Date, the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

      "London Business Day" means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

      "Note Interest Rate" means a rate per annum equal to [[o]% in excess of LIBOR as determined by the Indenture Trustee on the related LIBOR Determination Date with respect to each Interest Period] [[o]% per year].

      "One-Month Index Maturity" means a maturity of one month commencing on the related LIBOR Determination Date.

      "One-Month LIBOR" means, for any Interest Period, the London interbank offered rate for one month United States dollar deposits determined by the Indenture Trustee on the LIBOR Determination Date for such Interest Period in accordance with the provisions of Section 2.03.

      "Paying Agent" means Deutsche Bank Trust Company Americas.

      "Reference Banks" means three major banks in the London interbank market selected by the Servicer.

      "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the twelve months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

      "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      Section 1.02 Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 1.03 Counterparts. This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

      Section 1.04 Ratification of Indenture and AdvantaSeries Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the AdvantaSeries Indenture Supplement is in all respects ratified and confirmed and the Indenture as so supplemented by the AdvantaSeries Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

                               [END OF ARTICLE I]

                                   ARTICLE II
                          The Class A(200[o]-[o]) Notes

      Section 2.01 Creation and Designation. There is hereby created a tranche of Class A Notes to be issued pursuant to the Indenture and the AdvantaSeries Indenture Supplement to be known as the "AdvantaSeries Class A(200[o]-[o]) Notes."

      Section 2.02 Interest Payment. For each Interest Payment Date, the amount of interest due and payable with respect to the Class A(200[o]-[o]) Notes shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, multiplied by (B) the Note Interest Rate [in effect with respect to the related Interest Period], multiplied by (ii) the Outstanding Principal Balance of the Class A(200[o]-[o]) Notes determined as of the Record Date preceding the related Interest Payment Date. Any interest on the Class A(200[o]-[o]) Notes will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.

      Section 2.03 Determination of One-Month LIBOR.

      (a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars having a One-Month Index Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, One-Month LIBOR for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars, having a One-Month Index Maturity and in an amount of not less than $1,000,000, are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, One-Month LIBOR for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, One-Month LIBOR for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks and in an amount of not less than U.S. $1,000,000; provided, that, if the banks selected by the Servicer are not quoting such rates, One-Month LIBOR in effect for the applicable Interest Period will be the same as One-Month LIBOR for the immediately preceding Interest Period.

      (b) The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (800) 735-7777 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

      (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Transferor, by facsimile transmission, notification of One-Month LIBOR for the following Interest Period.

      Section 2.04 Required Deposits of Available Principal Collections to the Principal Funding Account; Payment of Principal. With respect to any Payment Date, the amount to be deposited in the Principal Funding Sub-Account pursuant to Section 4.16 of the AdvantaSeries Indenture Supplement will be the amount determined pursuant to clause (a), (b), (c) or (d) below for such Payment Date, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses; provided, however, in no case shall the amount required to be deposited exceed the Class A(200[o]-[o]) Adjusted Invested Amount (calculated immediately before giving effect to such deposit but after giving effect to any Investor Charge-Offs and any reallocations of principal on such date).

      (a) Revolving Period. On each Payment Date during the Revolving Period, the required deposit to the Principal Funding Sub-Account for the Class A(200[o]-[o]) Notes will be zero.

      (b) Accumulation Period. On each Payment Date during the Accumulation Period, the required deposit to the Principal Funding Sub-Account for the Class A(200[o]-[o]) Notes will be the Accumulation Deposit Amount for such Payment Date. The Accumulation Period is scheduled to commence at the close of business on [o] [o], [o]; provided, however, that, if the Accumulation Period Length is less than 8 months, the date on which the Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Expected Final Principal Payment Date which is at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date [twelve (12)] months prior to the Expected Final Principal Payment Date and each Determination Date thereafter until the Accumulation Period begins, the Servicer shall determine the Accumulation Period Length.

      (c) Early Amortization Period. On each Payment Date during an Early Amortization Period, the required deposit to the Principal Funding Sub-Account for the Class A(200[o]-[o]) Notes will be the Adjusted Invested Amount for the Class A(200[o]-[o]) Notes as of the close of business on the last day of the preceding Monthly Period (after taking into account any reductions or increases occurring on such date).

      (d) Coverage Funding of the Principal Funding Account of Senior Classes. If the Transferor determines as of the end of the related Monthly Period that, after giving effect to all allocations and payments with respect to that Monthly Period, the Coverage Funding Required Amount of the Class A(200[o]-[o]) Notes will be greater than zero, the required deposit to the Principal Funding Sub-Account for the Class A(200[o]-[o]) Notes will be the Coverage Funding Required Amount for such Class A(200[o]-[o]) Notes.

      (e) On each Principal Payment Date, the Indenture Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Principal Funding Sub-Account for the Class A(200[o]-[o]) Notes and distribute to the Paying Agent for payment to the Class A(200[o]-[o]) Noteholders the amounts deposited into the Principal Funding Sub-Account for the Class A(200[o]-[o]) Notes pursuant to this Section 2.04.

      Section 2.05 Holders' Rights to Payments of Interest and Principal.

      (a) Any installment of interest or principal, if any, payable on any Class A(200[o]-[o]) Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Class A(200[o]-[o]) Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person's account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

      (b) The right of the Class A(200[o]-[o]) Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Class A(200[o]-[o]) Termination Date.

      Section 2.06 Cash Collateral Account. In accordance with Section 4.22 of the AdvantaSeries Indenture Supplement, on or prior to the Closing Date, the Transferor shall deposit, cause to be deposited or maintain funds in the Cash Collateral Account such that after such deposit the Available Cash Collateral Account Amount is equal to the Required Cash Collateral Account Amount.

      Section 2.07 Delivery and Payment for the Class A(200[o]-[o]) Notes; Form and Denomination.

      (a) The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Class A(200[o]-[o]) Notes in accordance with Section 2.03 of the Indenture. The Indenture Trustee shall deliver the Class A(200[o]-[o]) Notes to or upon the order of the Issuer when so authenticated. The Class A(200[o]-[o]) Notes shall be Book-Entry Notes.

      (b) The Depository for the Class A (200[o]-[o]) Notes shall be The Depository Trust Company, and the Class A(200[o]-[o]) Notes shall initially be registered in the name of Cede & Co., its nominee.

      (c) The Class A(200[o]-[o]) Notes will be issued in minimum denominations of $[o] and integral multiples of that amount.

      Section 2.08 Manner of Payment of Class A(200[o]-[o]) Notes. Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Class A(200[o]-[o]) Noteholders hereunder shall be made by (i) check mailed to each Class A(200[o]-[o]) Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Class A(200[o]-[o]) Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Class A(200[o]-[o]) Note or the making of any notation thereon.

      Section 2.09 Monthly Servicing Fee. In accordance with Section 3.01(a) of the AdvantaSeries Indenture Supplement, with respect to the [o] [o], [o] Payment Date, the AdvantaSeries Monthly Servicing Fee allocated to the Class A(200[o]-[o]) Notes shall be $[o].

                               [END OF ARTICLE II]

      IN WITNESS WHEREOF, the undersigned have caused this Terms Document to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                           WILMINGTON TRUST COMPANY,
                                              as Owner Trustee of
                                           ADVANTA BUSINESS CARD MASTER TRUST

                                           By: _________________________________
                                           Name:
                                           Title:

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                              as Indenture Trustee

                                           By: _________________________________
                                           Name:
                                           Title:

             [Signature Page to Class A(200[o]-[o]) Terms Document]

                                                                     EXHIBIT E-2

                         FORM OF CLASS B TERMS DOCUMENT

================================================================================

                       ADVANTA BUSINESS CARD MASTER TRUST

                                    as Issuer

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                              as Indenture Trustee

                       CLASS B(200[o]-[o]) TERMS DOCUMENT

                            dated as of [o] [o], [o]

                                       to

                       ADVANTASERIES INDENTURE SUPPLEMENT

                          dated as of November 1, 2004

                                       to

                                    INDENTURE

                           dated as of August 1, 2000

================================================================================

                                TABLE OF CONTENTS

                                                                                                              PAGE
ARTICLE I
Creation of the AdvantaSeries Notes
     Section 1.01     Designation..........................................................................      1
     Section 1.02     General Terms of the AdvantaSeries, Class or Tranche of Notes........................      1
     Section 1.03     New Issuance of Notes................................................................      3

ARTICLE I
Definitions and Other Provisions of General Application
     Section 1.01     Definitions..........................................................................      3
     Section 1.02     Governing Law........................................................................      6
     Section 1.03     Counterparts.........................................................................      6
     Section 1.04     Ratification of Indenture and AdvantaSeries Indenture Supplement.
                        construed as one and the same instrument...........................................      6

ARTICLE II
The Class A(200[o]-[o]) Notes
     Section 2.01     Creation and Designation.............................................................      7
     Section 2.02     Interest Payment.....................................................................      7
     Section 2.03     Determination of One-Month LIBOR.....................................................      7
     Section 2.04     Required Deposits of Available Principal Collections to the Principal
                        Funding Account; Payment of Principal.  ...........................................      8
     Section 2.05     Holders' Rights to Payments of Interest and Principal................................      8
     Section 2.06     Cash Collateral Account..............................................................      9
     Section 2.07     Delivery and Payment for the Class A(200[o]-[o]) Notes; Form and
                        Denomination.......................................................................      9
     Section 2.08     Manner of Payment of Class A(200[o]-[o]) Notes.......................................      9
     Section 2.09     Monthly Servicing Fee................................................................     10

      CLASS B(200[o]-[o]) TERMS DOCUMENT, dated as of [o] [o], [o] (the "TERMS DOCUMENT"), between WILMINGTON TRUST COMPANY, as Owner Trustee of ADVANTA BUSINESS CARD MASTER TRUST, a common law trust organized and existing under the laws of the State of Delaware (herein, the "ISSUER" or the "TRUST"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture, the "INDENTURE TRUSTEE") under the Master Indenture, dated as of August 1, 2000 (the "INDENTURE") between the Issuer and the Indenture Trustee. This Terms Document supplements the AdvantaSeries Indenture Supplement, dated as of NOVEMBER 1, 2004 (the "ADVANTASERIES INDENTURE SUPPLEMENT") between the Issuer and the Indenture Trustee, which supplements the Indenture.

      Pursuant to this Terms Document, the Issuer shall create a new tranche of Class B Notes and shall specify the principal terms thereof.

                                    ARTICLE I
             Definitions and Other Provisions of General Application

      Section 1.01 Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the AdvantaSeries Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

            (4) all references in this Terms Document to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document;

            (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

            (6) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the AdvantaSeries Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Terms Document shall be controlling;

            (7) each capitalized term defined herein shall relate only to the Class B(200[o]-[o]) Notes and no other Tranche of Notes issued by the Issuer; and

            (8) "including" and words of similar import will be deemed to be followed by "without limitation."

      "Accumulation Amount" shall mean, for any Payment Date occurring during the Accumulation Period, $[o]; provided, however, that if the Accumulation Period Length is determined to be less than 8 months pursuant to subsection 2.04(a), the Accumulation Amount for each Payment Date with respect to the Accumulation Period will be equal to (i) the Outstanding Principal Balance of the Class B(200[o]-[o]) Notes divided by (ii) the Accumulation Period Length.

      "Accumulation Deposit Amount" means, for any Payment Date occurring during the Accumulation Period, an amount equal to the sum of the Accumulation Amount for such Payment Date and any existing Accumulation Shortfall.

      "Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on [o] [o], [o], or such later date as is determined in accordance with subsection 2.04(a), and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Outstanding Principal Balance of the Class B(200[o]-[o]) Notes and (c) the Class B(200[o]-[o]) Final Maturity Date.

      "Accumulation Period Factor" shall mean, for the purpose of calculating the Accumulation Period Length for the Class B(200[o]-[o]) Notes, with respect to any Monthly Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Principal Balance of Class B(200[o]-[o]) Notes, (b) the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all other Outstanding Classes and Tranches (without duplication) (other than the AdvantaSeries Class B(200[o]-[o]) Notes) which are not expected to be in their revolving periods, and (c) the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all other Outstanding Classes and Tranches (without duplication) (other than the AdvantaSeries Class B(200[o][o]) Notes) which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

      "Accumulation Period Length" means the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

      "Accumulation Shortfall" shall mean (a) on the first Payment Date during the Accumulation Period, zero and (b) on each subsequent Payment Date during the Accumulation Period, the excess, if any, of the Accumulation Deposit Amount for the previous Payment Date over the amount deposited into the Principal Funding Account pursuant to Section 2.04(b) for the previous Principal Payment Date.

      "AdvantaSeries Indenture Supplement" means the AdvantaSeries Indenture Supplement dated as of NOVEMBER 1, 2004, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

      "Class B(200[o]-[o]) Final Maturity Date" means [o] [o], [o].

      "Class B(200[o]-[o]) Note" means any Note substantially in the form set forth in Exhibit A-2 to the AdvantaSeries Indenture Supplement, designated therein as a Class B(200[o]-[o]) Note and duly executed and authenticated in accordance with the Indenture.

      "Class B(200[o]-[o]) Noteholder" means a Person in whose name a Class B(200[o]-[o]) Note is registered in the Note Register.

      "Class B(200[o]-[o]) Termination Date" means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Principal Balance of the Class B(200[o]-[o]) Notes is paid in full, (b) the Class B(200[o]-[o]) Final Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article XI thereof.

      "Closing Date" means [o] [o], [o].

      "Expected Final Principal Payment Date" means [o] [o], [o].

      "Initial Principal Balance" means $[o].

      "Indenture" means the Indenture dated as of August 1, 2000, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

      "Interest Payment Date" means the scheduled due date of any payment of interest on the Class B(200[o]-[o]) Notes, which shall be each Payment Date. The first Interest Payment Date shall be [o] [o], [o].

      "LIBOR Determination Date" shall mean (a) with respect to the first Interest Payment Date, (i) [o] [o], [o] for the period from and including the Closing Date through and including [o] [o], [o] and (ii) [o] [o], [o] for the period from and including [o] [o], [o] through and including [o] [o], [o] and
(b) with respect to any Interest Payment Date after the first Interest Payment Date, the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

      "London Business Day" means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

      "Note Interest Rate" means a rate per annum equal to [[o]% in excess of LIBOR as determined by the Indenture Trustee on the related LIBOR Determination Date with respect to each Interest Period] [[o]% per year].

      "One-Month Index Maturity" means a maturity of one month commencing on the related LIBOR Determination Date.

      "One-Month LIBOR" means, for any Interest Period, the London interbank offered rate for one month United States dollar deposits determined by the Indenture Trustee on the LIBOR Determination Date for such Interest Period in accordance with the provisions of Section 2.03.

      "Paying Agent" means Deutsche Bank Trust Company Americas.

      "Reference Banks" means three major banks in the London interbank market selected by the Servicer.

      "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the twelve months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

      "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      Section 1.02 Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 1.03 Counterparts. This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

      Section 1.04 Ratification of Indenture and AdvantaSeries Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the AdvantaSeries Indenture Supplement is in all respects ratified and confirmed and the Indenture as so supplemented by the AdvantaSeries Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

                               [END OF ARTICLE I]

                                   ARTICLE II
                          The Class B(200[o]-[o]) Notes

      Section 2.01 Creation and Designation. There is hereby created a tranche of Class B Notes to be issued pursuant to the Indenture and the AdvantaSeries Indenture Supplement to be known as the "AdvantaSeries Class B(200[o]-[o]) Notes."

      Section 2.02 Interest Payment. For each Interest Payment Date, the amount of interest due and payable with respect to the Class B(200[o]-[o]) Notes shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, multiplied by (B) the Note Interest Rate [in effect with respect to the related Interest Period], multiplied by (ii) the Outstanding Principal Balance of the Class B(200[o]-[o]) Notes determined as of the Record Date preceding the related Interest Payment Date. Any interest on the Class B(200[o]-[o]) Notes will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.

      Section 2.03 Determination of One-Month LIBOR.

      (a) On each LIBOR Determination Date, the Indenture Trustee shall determine One-Month LIBOR on the basis of the rate for deposits in United States dollars having a One-Month Index Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, One-Month LIBOR for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars, having a One-Month Index Maturity and in an amount of not less than $1,000,000, are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, One-Month LIBOR for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, One-Month LIBOR for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks having a One-Month Index Maturity and in an amount of not less than U.S. $1,000,000; provided, that, if the banks selected by the Servicer are not quoting such rates, One-Month LIBOR in effect for the applicable Interest Period will be the same as One-Month LIBOR for the immediately preceding Interest Period.

      (b) The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (800) 735-7777 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

      (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Transferor, by facsimile transmission, notification of One-Month LIBOR for the following Interest Period.

      Section 2.04 Required Deposits of Available Principal Collections to the Principal Funding Account; Payment of Principal. With respect to any Payment Date, the amount to be deposited in the Principal Funding Sub-Account pursuant to Section 4.16 of the AdvantaSeries Indenture Supplement will be the amount determined pursuant to clause (a), (b), (c) or (d) below for such Payment Date, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses; provided, however, in no case shall the amount required to be deposited exceed the Class B(200[o]-[o]) Adjusted Invested Amount (calculated immediately before giving effect to such deposit but after giving effect to any Investor Charge-Offs and any reallocations of principal on such date).

      (a) Revolving Period. On each Payment Date during the Revolving Period, the required deposit to the Principal Funding Sub-Account for the Class B(200[o]-[o]) Notes will be zero.

      (b) Accumulation Period. On each Payment Date during the Accumulation Period, the required deposit to the Principal Funding Sub-Account for the Class B(200[o]-[o]) Notes will be the Accumulation Deposit Amount for such Payment Date. The Accumulation Period is scheduled to commence at the close of business on [o] [o], [o]; provided, however, that, if the Accumulation Period Length is less than 8 months, the date on which the Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Expected Final Principal Payment Date which is at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date [twelve (12)] months prior to the Expected Final Principal Payment Date and each Determination Date thereafter until the Accumulation Period begins, the Servicer shall determine the Accumulation Period Length.

      (c) Early Amortization Period. On each Payment Date during an Early Amortization Period, the required deposit to the Principal Funding Sub-Account for the Class B(200[o]-[o]) Notes will be the Adjusted Invested Amount for the Class B(200[o]-[o]) Notes as of the close of business on the last day of the preceding Monthly Period (after taking into account any reductions or increases occurring on such date).

      (d) Coverage Funding of the Principal Funding Account of Senior Classes. If the Transferor determines as of the end of the related Monthly Period that, after giving effect to all allocations and payments with respect to that Monthly Period, the Coverage Funding Required Amount of the Class B(200[o]-[o]) Notes will be greater than zero, the required deposit to the Principal Funding Sub-Account for the Class B(200[o]-[o]) Notes will be the Coverage Funding Required Amount for such Class B(200[o]-[o]) Notes.

      (e) On each Principal Payment Date, the Indenture Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Principal Funding Sub-Account for the Class B(200[o]-[o]) Notes and distribute to the Paying Agent for payment to the Class B(200[o]-[o]) Noteholders the amounts deposited into the Principal Funding Sub-Account for the Class B(200[o]-[o]) Notes pursuant to this Section 2.04.

      Section 2.05 Holders' Rights to Payments of Interest and Principal.

      (a) Any installment of interest or principal, if any, payable on any Class B(200[o]-[o]) Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Class B(200[o]-[o]) Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person's account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

      (b) The right of the Class B(200[o]-[o]) Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Class B(200[o]-[o]) Termination Date.

      Section 2.06 Cash Collateral Account. In accordance with Section 4.22 of the AdvantaSeries Indenture Supplement, on or prior to the Closing Date, the Transferor shall deposit, cause to be deposited or maintain funds in the Cash Collateral Account such that after such deposit the Available Cash Collateral Account Amount is equal to the Required Cash Collateral Account Amount.

      Section 2.07 Delivery and Payment for the Class B(200[o]-[o]) Notes; Form and Denomination.

      (a) The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Class B(200[o]-[o]) Notes in accordance with Section 2.03 of the Indenture. The Indenture Trustee shall deliver the Class B(200[o]-[o]) Notes to or upon the order of the Issuer when so authenticated. The Class B(200[o]-[o]) Notes shall be Book-Entry Notes.

      (b) The Depository for the Class B(200[o]-[o]) Notes shall be The Depository Trust Company, and the Class B(200[o]-[o]) Notes shall initially be registered in the name of Cede & Co., its nominee.

      (c) The Class B(200[o]-[o]) Notes will be issued in minimum denominations of $[o] and integral multiples of that amount.

      Section 2.08 Manner of Payment of Class B(200[o]-[o]) Notes. Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Class B(200[o]-[o]) Noteholders hereunder shall be made by (i) check mailed to each Class B(200[o]-[o]) Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Class B(200[o]-[o]) Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Class B(200[o]-[o]) Note or the making of any notation thereon.

      Section 2.09 Monthly Servicing Fee. In accordance with Section 3.01(a) of the AdvantaSeries Indenture Supplement, with respect to the __________, 20__ Payment Date, the AdvantaSeries Monthly Servicing Fee allocated to the Class B(200[o]-[o]) Notes shall be $[o].

                               [END OF ARTICLE II]

      IN WITNESS WHEREOF, the undersigned have caused this Terms Document to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                           WILMINGTON TRUST COMPANY,
                                              as Owner Trustee of
                                           ADVANTA BUSINESS CARD MASTER TRUST

                                           By: _________________________________
                                           Name:
                                           Title:

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                              as Indenture Trustee

                                           By: _________________________________
                                           Name:
                                           Title:

             [Signature Page to Class B(200[o]-[o]) Terms Document]

                                                                     EXHIBIT E-3

                         FORM OF CLASS C TERMS DOCUMENT

================================================================================

                       ADVANTA BUSINESS CARD MASTER TRUST

                                    as Issuer

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                              as Indenture Trustee

                       CLASS C(200[o]-[o]) TERMS DOCUMENT

                            dated as of [o] [o], [o]

                                       to

                       ADVANTASERIES INDENTURE SUPPLEMENT

                          dated as of November 1, 2004

                                       to

                                    INDENTURE

                           dated as of August 1, 2000

================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                     ARTICLE I
                              Definitions and Other Provisions of General Application

Section 1.01     Definitions................................................................................      3

Section 1.02     Governing Law..............................................................................      6

Section 1.03     Counterparts...............................................................................      6

Section 1.04     Ratification of Indenture and AdvantaSeries Indenture Supplement...........................      6

                                                    ARTICLE II
                                           The Class C(200[o]-[o]) Notes

Section 2.01     Creation and Designation...................................................................      7

Section 2.02     Interest Payment...........................................................................      7

Section 2.03     Determination of One-Month LIBOR...........................................................      7

Section 2.04     Required Deposits of Available Principal Collections to the Principal Funding Account;
                        Payment of Principal................................................................      8

Section 2.05     Holders' Rights to Payments of Interest and Principal......................................      8

Section 2.06     Cash Collateral Account....................................................................      9

Section 2.07     Delivery and Payment for the Class C(200[o]-[o]) Notes; Form and
                        Denomination........................................................................      9

Section 2.08     Manner of Payment of Class C(200[o]-[o]) Notes.............................................      9

Section 2.09     Monthly Servicing Fee......................................................................     10

      CLASS C(200[o]-[o]) TERMS DOCUMENT, dated as of [o] [o], [o] (the "TERMS DOCUMENT"), between WILMINGTON TRUST COMPANY, as Owner Trustee of ADVANTA BUSINESS CARD MASTER TRUST, a common law trust organized and existing under the laws of the State of Delaware (herein, the "ISSUER" or the "TRUST"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture, the "INDENTURE TRUSTEE") under the Master Indenture, dated as of August 1, 2000 (the "INDENTURE") between the Issuer and the Indenture Trustee. This Terms Document supplements the AdvantaSeries Indenture Supplement, dated as of NOVEMBER 1, 2004 (the "ADVANTASERIES INDENTURE SUPPLEMENT"), between the Issuer and the Indenture Trustee, which supplements the Master Indenture.

      Pursuant to this Terms Document, the Issuer shall create a new tranche of Class C Notes and shall specify the principal terms thereof.

                                    ARTICLE I
             Definitions and Other Provisions of General Application

      Section 1.01 Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the AdvantaSeries Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

            (4) all references in this Terms Document to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document;

            (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

            (6) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the AdvantaSeries Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Terms Document shall be controlling;

            (7) each capitalized term defined herein shall relate only to the Class C(200[o]-[o]) Notes and no other Tranche of Notes issued by the Issuer; and

            (8) "including" and words of similar import will be deemed to be followed by "without limitation."

      "Accumulation Amount" shall mean, for any Payment Date occurring during the Accumulation Period, $[o]; provided, however, that if the Accumulation Period Length is determined to be less than 8 months pursuant to subsection 2.04(a), the Accumulation Amount for each Payment Date with respect to the Accumulation Period will be equal to (i) the Outstanding Principal Balance of the Class C(200[o]-[o]) Notes divided by (ii) the Accumulation Period Length.

      "Accumulation Deposit Amount" means, for any Payment Date occurring during the Accumulation Period, an amount equal to the sum of the Accumulation Amount for such Payment Date and any existing Accumulation Shortfall.

      "Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on [o] [o], [o] or such later date as is determined in accordance with subsection 2.04(a), and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b)the payment in full of the Outstanding Principal Balance of the Class C(200[o]-[o]) Notes and (c) the Class C(200[o]-[o]) Final Maturity Date.

      "Accumulation Period Factor" shall mean, for the purpose of calculating the Accumulation Period Length for the Class C(200[o]-[o]) Notes, with respect to any Monthly Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Principal Balance of Class C(200[o]-[o]) Notes, (b) the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all other Outstanding Classes and Tranches (without duplication) (other than the AdvantaSeries Class C(200[o]-[o]) Notes) which are not expected to be in their revolving periods, and (c) the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all other Outstanding Classes and Tranches (without duplication) (other than the AdvantaSeries Class C(200[o][o]) Notes) which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

      "Accumulation Period Length" means the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

      "Accumulation Shortfall" shall mean (a) on the first Payment Date during the Accumulation Period, zero and (b) on each subsequent Payment Date during the Accumulation Period, the excess, if any, of the Accumulation Deposit Amount for the previous Payment Date over the amount deposited into the Principal Funding Account pursuant to Section 2.04(b) for the previous Payment Date.

      "AdvantaSeries Indenture Supplement" means the AdvantaSeries Indenture Supplement dated as of NOVEMBER 1, 2004, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

      "Class C(200[o]-[o]) Final Maturity Date" means [o] [o], [o].

      "Class C(200[o]-[o]) Note" means any Note substantially in the form set forth in Exhibit A-3 to the AdvantaSeries Indenture Supplement, designated therein as a Class C(200[o]-[o]) Note and duly executed and authenticated in accordance with the Indenture.

      "Class C(200[o]-[o]) Noteholder" means a Person in whose name a Class C(200[o]-[o]) Note is registered in the Note Register.

      "Class C(200[o]-[o]) Termination Date" means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Principal Balance of the Class C(200[o]-[o]) Notes is paid in full, (b) the Class C(200[o]-[o]) Final Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article XI thereof.

      "Closing Date" means [o] [o], [o].

      "Expected Final Principal Payment Date" means [o] [o], [o].

      "Initial Principal Balance" means $[o].

      "Indenture" means the Indenture dated as of August 1, 2000, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

      "Interest Payment Date" means the scheduled due date of any payment of interest on the Class C(200[o]-[o]) Notes, which shall be each Payment Date. The first Interest Payment Date shall be [o] [o], [o].

      "LIBOR Determination Date" shall mean (a) with respect to the first Interest Payment Date, (i) [o] [o], [o] for the period from and including the Closing Date through and including [o] [o], [o] and (ii) [o] [o], [o] for the period from and including [o] [o], [o] through and including [o] [o], [o] and
(b) with respect to any Interest Payment Date after the first Interest Payment Date, the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

      "London Business Day" means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

      "Note Interest Rate" means a rate per annum equal to [[o]% in excess of LIBOR as determined by the Indenture Trustee on the related LIBOR Determination Date with respect to each Interest Period] [[o]% per year].

      "One-Month Index Maturity" means a maturity of one month commencing on the related LIBOR Determination Date.

      "One-Month LIBOR" means, for any Interest Period, the London interbank offered rate for one month United States dollar deposits determined by the Indenture Trustee on the LIBOR Determination Date for such Interest Period in accordance with the provisions of Section 2.03.

      "Paying Agent" means Deutsche Bank Trust Company Americas.

      "Reference Banks" means three major banks in the London interbank market selected by the Servicer.

      "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the twelve months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

      "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      Section 1.02 Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 1.03 Counterparts. This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

      Section 1.04 Ratification of Indenture and AdvantaSeries Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the AdvantaSeries Indenture Supplement is in all respects ratified and confirmed and the Indenture as so supplemented by the AdvantaSeries Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

                               [END OF ARTICLE I]

                                   ARTICLE II
                          The Class C(200[o]-[o]) Notes

      Section 2.01 Creation and Designation. There is hereby created a tranche of Class C Notes to be issued pursuant to the Indenture and the AdvantaSeries Indenture Supplement to be known as the "AdvantaSeries Class C(200[o]-[o]) Notes."

      Section 2.02 Interest Payment. For each Interest Payment Date, the amount of interest due and payable with respect to the Class C(200[o]-[o]) Notes shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, multiplied by (B) the Note Interest Rate [in effect with respect to the related Interest Period], multiplied by (ii) the Outstanding Principal Balance of the Class C(200[o]-[o]) Notes determined as of the Record Date preceding the related Interest Payment Date. Any interest on the Class C(200[o]-[o]) Notes will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.

      Section 2.03 Determination of One-Month LIBOR.

      (a) On each LIBOR Determination Date, the Indenture Trustee shall determine One-Month LIBOR on the basis of the rate for deposits in United States dollars having a One-Month Index Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, One-Month LIBOR for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars, having a One-Month Index Maturity and in an amount of not less than $1,000,000, are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, One-Month LIBOR for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, One-Month LIBOR for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks having a One-Month Index Maturity and in an amount of not less than U.S. $1,000,000; provided, that, if the banks selected by the Servicer are not quoting such rates, One-Month LIBOR in effect for the applicable Interest Period will be the same as One-Month LIBOR for the immediately preceding Interest Period.

      (b) The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (800) 735-7777 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

      (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Transferor, by facsimile transmission, notification of One-Month LIBOR for the following Interest Period.

      Section 2.04 Required Deposits of Available Principal Collections to the Principal Funding Account; Payment of Principal. With respect to any Payment Date, the amount to be deposited in the Principal Funding Sub-Account pursuant to Section 4.16 of the AdvantaSeries Indenture Supplement will be the amount determined pursuant to clause (a), (b), (c) or (d) below for such Payment Date, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses; provided, however, in no case shall the amount required to be deposited exceed the Class C(200[o]-[o]) Adjusted Invested Amount (calculated immediately before giving effect to such deposit but after giving effect to any Investor Charge-Offs and any reallocations of principal on such date).

      (a) Revolving Period. On each Payment Date during the Revolving Period, the required deposit to the Principal Funding Sub-Account for the Class C(200[o]-[o]) Notes will be zero.

      (b) Accumulation Period. On each Payment Date during the Accumulation Period, the required deposit to the Principal Funding Sub-Account for the Class C(200[o]-[o]) Notes will be the Accumulation Deposit Amount for such Payment Date. The Accumulation Period is scheduled to commence at the close of business on [o] [o], [o]; provided, however, that, if the Accumulation Period Length is less than 8 months, the date on which the Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Expected Final Principal Payment Date which is at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date [twelve (12)] months prior to the Expected Final Principal Payment Date and each Determination Date thereafter until the Accumulation Period begins, the Servicer shall determine the Accumulation Period Length.

      (c) Early Amortization Period. On each Payment Date during an Early Amortization Period, the required deposit to the Principal Funding Sub-Account for the Class C(200[o]-[o]) Notes will be the Adjusted Invested Amount for the Class C(200[o]-[o]) Notes as of the close of business on the last day of the preceding Monthly Period (after taking into account any reductions or increases occurring on such date).

      (d) Coverage Funding of the Principal Funding Account of Senior Classes. If the Transferor determines as of the end of the related Monthly Period that, after giving effect to all allocations and payments with respect to that Monthly Period, the Coverage Funding Required Amount of the Class C(200[o]-[o]) Notes will be greater than zero, the required deposit to the Principal Funding Sub-Account for the Class C(200[o]-[o]) Notes will be the Coverage Funding Required Amount for such Class C(200[o]-[o]) Notes.

      (e) On each Principal Payment Date, the Indenture Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Principal Funding Sub-Account for the Class C(200[o]-[o]) Notes and distribute to the Paying Agent for payment to the Class C(200[o]-[o]) Noteholders the amounts deposited into the Principal Funding Sub-Account for the Class C(200[o]-[o]) Notes pursuant to this Section 2.04.

      Section 2.05 Holders' Rights to Payments of Interest and Principal.

      (a) Any installment of interest or principal, if any, payable on any Class C(200[o]-[o]) Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Class C(200[o]-[o]) Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person's account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

      (b) The right of the Class C(200[o]-[o]) Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Class C(200[o]-[o]) Termination Date.

      Section 2.06 Cash Collateral Account. In accordance with Section 4.22 of the AdvantaSeries Indenture Supplement, on or prior to the Closing Date, the Transferor shall deposit, cause to be deposited or maintain funds in the Cash Collateral Account such that after such deposit the Available Cash Collateral Account Amount is equal to the Required Cash Collateral Account Amount.

      Section 2.07 Delivery and Payment for the Class C(200[o]-[o]) Notes; Form and Denomination.

      (a) The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Class C(200[o]-[o]) Notes in accordance with Section 2.03 of the Indenture. The Indenture Trustee shall deliver the Class C(200[o]-[o]) Notes to or upon the order of the Issuer when so authenticated. The Class C(200[o]-[o]) Notes shall be Book-Entry Notes.

      (b) The Depository for the Class C(200[o]-[o]) Notes shall be The Depository Trust Company, and the Class C(200[o]-[o]) Notes shall initially be registered in the name of Cede & Co., its nominee.

      (c) The Class C(200[o]-[o]) Notes will be issued in minimum denominations of $[o] and integral multiples of that amount.

      Section 2.08 Manner of Payment of Class C(200[o]-[o]) Notes. Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Class C(200[o]-[o]) Noteholders hereunder shall be made by (i) check mailed to each Class C(200[o]-[o]) Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Class C(200[o]-[o]) Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Class C(200[o]-[o]) Note or the making of any notation thereon.

      Section 2.09 Monthly Servicing Fee. In accordance with Section 3.01(a) of the AdvantaSeries Indenture Supplement, with respect to the __________, 20__ Payment Date, the AdvantaSeries Monthly Servicing Fee allocated to the Class C(200[o]-[o]) Notes shall be $[o].

                               [END OF ARTICLE II]

      IN WITNESS WHEREOF, the undersigned have caused this Terms Document to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                           WILMINGTON TRUST COMPANY,
                                              as Owner Trustee of
                                           ADVANTA BUSINESS CARD MASTER TRUST

                                           By: _________________________________
                                           Name:
                                           Title:

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                              as Indenture Trustee

                                           By: _________________________________
                                           Name:
                                           Title:

             [Signature Page to Class C(200[o]-[o]) Terms Document]

                                                                     EXHIBIT E-4

                         FORM OF CLASS D TERMS DOCUMENT

================================================================================

                       ADVANTA BUSINESS CARD MASTER TRUST

                                    as Issuer

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                              as Indenture Trustee

                       CLASS D(200[o]-[o]) TERMS DOCUMENT

                            dated as of [o] [o], [o]

                                       to

                       ADVANTASERIES INDENTURE SUPPLEMENT

                          dated as of November 1, 2004

                                       to

                                    INDENTURE

                           dated as of August 1, 2000

================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                     ARTICLE I
                              Definitions and Other Provisions of General Application

Section 1.01     Definitions................................................................................      3

Section 1.02     Governing Law..............................................................................      6

Section 1.03     Counterparts...............................................................................      6

Section 1.04     Ratification of Indenture and AdvantaSeries Indenture Supplement...........................      6

                                                    ARTICLE II
                                           The Class D(200[o]-[o]) Notes

Section 2.01     Creation and Designation...................................................................      7

Section 2.02     Interest Payment; Margin Percentage........................................................      7

Section 2.03     Determination of One-Month LIBOR...........................................................      7

Section 2.04     Required Deposits of Available Principal Collections to the Principal Funding Account;
                        Payment of Principal................................................................      8

Section 2.05     Holders' Rights to Payments of Interest and Principal......................................      9

Section 2.06     Cash Collateral Account....................................................................      9

Section 2.07     Delivery and Payment for the Class D(200[o]-[o]) Notes; Form and
                        Denomination........................................................................      9

Section 2.08     Manner of Payment of Class D(200[o]-[o]) Notes.............................................      9

Section 2.09     Monthly Servicing Fee......................................................................      9

Section 2.10     Additional Requirements for Registration of and Limitations on
                 Transfer and Exchange of Class D(200[o]-[o]) Notes.........................................     10

      CLASS D(200[o]-[o]) TERMS DOCUMENT, dated as of [o] [o], [o] (the "TERMS DOCUMENT"), between WILMINGTON TRUST COMPANY, as Owner Trustee of ADVANTA BUSINESS CARD MASTER TRUST, a common law trust organized and existing under the laws of the State of Delaware (herein, the "ISSUER" or the "TRUST"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture, the "INDENTURE TRUSTEE") under the Master Indenture, dated as of August 1, 2000 (the "INDENTURE") between the Issuer and the Indenture Trustee. This Terms Document supplements the AdvantaSeries Indenture Supplement, dated as of November 1, 2004 (the "ADVANTASERIES INDENTURE SUPPLEMENT"), between the Issuer and the Indenture Trustee, which supplements the Master Indenture.

      Pursuant to this Terms Document, the Issuer shall create a new tranche of Class D Notes and shall specify the principal terms thereof.

                                    ARTICLE I
             Definitions and Other Provisions of General Application

      Section 1.01 Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the AdvantaSeries Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

            (4) all references in this Terms Document to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document;

            (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

            (6) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the AdvantaSeries Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Terms Document shall be controlling;

            (7) each capitalized term defined herein shall relate only to the Class D(200[o]-[o]) Notes and no other Tranche of Notes issued by the Issuer; and

            (8) "including" and words of similar import will be deemed to be followed by "without limitation."

      "Accumulation Amount" shall mean, for any Payment Date occurring during the Accumulation Period, $[o]; provided, however, that if the Accumulation Period Length is determined to be less than 8 months pursuant to subsection 2.04(a), the Accumulation Amount for each Payment Date with respect to the Accumulation Period will be equal to (i) the Outstanding Principal Balance of the Class D(200[o]-[o]) Notes divided by (ii) the Accumulation Period Length.

      "Accumulation Deposit Amount" means, for any Payment Date occurring during the Accumulation Period, an amount equal to the sum of the Accumulation Amount for such Payment Date and any existing Accumulation Shortfall.

      "Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on [o] [o], [o] or such later date as is determined in accordance with subsection 2.04(a), and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Outstanding Principal Balance of the Class D(200[o]-[o]) Notes and (c) the Class D(200[o]-[o]) Final Maturity Date.

      "Accumulation Period Factor" shall mean, for the purpose of calculating the Accumulation Period Length for the Class D(200[o]-[o]) Notes, with respect to any Monthly Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Principal Balance of Class D(200[o]-[o]) Notes, (b) the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all other Outstanding Classes and Tranches (without duplication) (other than the AdvantaSeries Class D(200[o]-[o]) Notes) which are not expected to be in their revolving periods, and (c) the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all other Outstanding Classes and Tranches (without duplication) (other than the AdvantaSeries Class D(200[o][o]) Notes) which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

      "Accumulation Period Length" means the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

      "Accumulation Shortfall" shall mean (a) on the first Payment Date during the Accumulation Period, zero and (b) on each subsequent Payment Date during the Accumulation Period, the excess, if any, of the Accumulation Deposit Amount for the previous Payment Date over the amount deposited into the Principal Funding Account pursuant to Section 2.04(b) for the previous Payment Date.

      "AdvantaSeries Indenture Supplement" means the AdvantaSeries Indenture Supplement dated as of November 1, 2004, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

      "Class D(200[o]-[o]) Final Maturity Date" means [o] [o], [o].

      "Class D(200[o]-[o]) Margin Percentage" means [o]%, unless another percentage is selected by the Transferor in accordance with Section 2.02(b).

      "Class D(200[o]-[o]) Note" means any Note substantially in the form set forth in Exhibit A-4 to the AdvantaSeries Indenture Supplement, designated therein as a Class D(200[o]-[o]) Note and duly executed and authenticated in accordance with the Indenture.

      "Class D(200[o]-[o]) Noteholder" means a Person in whose name a Class D(200[o]-[o]) Note is registered in the Note Register.

      "Class D(200[o]-[o]) Termination Date" means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Principal Balance of the Class D(200[o]-[o]) Notes is paid in full, (b) the Class D(200[o]-[o]) Final Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article XI thereof.

      "Closing Date" means [o] [o], [o].

      "Expected Final Principal Payment Date" means [o] [o], [o].

      "Initial Principal Balance" means $[o].

      "Indenture" means the Indenture dated as of August 1, 2000, by and between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

      "Interest Payment Date" means the scheduled due date of any payment of interest on the Class D(200[o]-[o]) Notes, which shall be each Payment Date. The first Interest Payment Date shall be [o] [o], [o].

      "LIBOR Determination Date" shall mean (a) with respect to the first Interest Payment Date, (i) [o] [o], [o] for the period from and including the Closing Date through and including [o] [o], [o] and (ii) [o] [o], [o] for the period from and including [o] [o], [o] through and including [o] [o], [o] and
(b) with respect to any Interest Payment Date after the first Interest Payment Date, the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

      "London Business Day" means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

      "Note Interest Rate" means a rate per annum equal to [the sum of (a) the Class D(200[o]-[o]) Margin Percentage and (b) LIBOR as determined by the Indenture Trustee on the related LIBOR Determination Date with respect to each Interest Period] [[o]% per year].

      "One-Month Index Maturity" means a maturity of one month commencing on the related LIBOR Determination Date.

      "One-Month LIBOR" means, for any Interest Period, the London interbank offered rate for one month United States dollar deposits determined by the Indenture Trustee on the LIBOR Determination Date for such Interest Period in accordance with the provisions of Section 2.03.

      "Paying Agent" means Deutsche Bank Trust Company Americas.

      "Reference Banks" means three major banks in the London interbank market selected by the Servicer.

      "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the twelve months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

      "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      Section 1.02 Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 1.03 Counterparts. This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

      Section 1.04 Ratification of Indenture and AdvantaSeries Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the AdvantaSeries Indenture Supplement is in all respects ratified and confirmed and the Indenture as so supplemented by the AdvantaSeries Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

                               [END OF ARTICLE I]

                                   ARTICLE II
                          The Class D(200[o]-[o]) Notes

      Section 2.01 Creation and Designation. There is hereby created a tranche of Class D Notes to be issued pursuant to the Indenture and the AdvantaSeries Indenture Supplement to be known as the "AdvantaSeries Class D(200[o]-[o]) Notes."

      Section 2.02 Interest Payment; Margin Percentage.

      (a) For each Interest Payment Date, the amount of interest due and payable with respect to the Class D(200[o]-[o]) Notes shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, multiplied by (B) the Note Interest Rate [in effect with respect to the related Interest Period], multiplied by (ii) the Outstanding Principal Balance of the Class D(200[o]-[o]) Notes determined as of the Record Date preceding the related Interest Payment Date. Any interest on the Class D(200[o]-[o]) Notes will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.

      (b) The Transferor may change the Class D(200[o]-[o]) Margin Percentage upon satisfaction of the Rating Agency Condition and without the prior consent of any Noteholder, so long as all of the Class D(200[o]-[o]) Notes are held by the Transferor or an Affiliate of the Transferor; provided, however, that the Class D Margin Percentage shall not exceed [o]% at any time.

      Section 2.03 Determination of One-Month LIBOR.

      (a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars having a One-Month Index Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, One-Month LIBOR for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars, having a One-Month Index Maturity and in an amount of not less than $1,000,000, are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, One-Month LIBOR for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, One-Month LIBOR for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks having a One-Month Index Maturity and in an amount of not less than U.S. $1,000,000; provided, that, if the banks selected by the Servicer are not quoting such rates, One-Month LIBOR in effect for the applicable Interest Period will be the same as One-Month LIBOR for the immediately preceding Interest Period.

      (b) The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (800) 735-7777 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

      (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Transferor, by facsimile transmission, notification of One-Month LIBOR for the following Interest Period.

      Section 2.04 Required Deposits of Available Principal Collections to the Principal Funding Account; Payment of Principal. With respect to any Payment Date, the amount to be deposited in the Principal Funding Sub-Account pursuant to Section 4.16 of the AdvantaSeries Indenture Supplement will be the amount determined pursuant to clause (a), (b) or (c) below for such Payment Date, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses; provided, however, in no case shall the amount required to be deposited exceed the Class D(200[o]-[o]) Adjusted Invested Amount (calculated immediately before giving effect to such deposit but after giving effect to any Investor Charge-Offs and any reallocations of principal on such date).

      (a) Revolving Period. On each Payment Date during the Revolving Period, the required deposit to the Principal Funding Sub-Account for the Class D(200[o]-[o]) Notes will be zero.

      (b) Accumulation Period. On each Payment Date during the Accumulation Period, the required deposit to the Principal Funding Sub-Account for the Class D(200[o]-[o]) Notes will be the Accumulation Deposit Amount for such Payment Date. The Accumulation Period is scheduled to commence at the close of business on [o] [o], [o]; provided, however, that, if the Accumulation Period Length is less than 8 months, the date on which the Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Expected Final Principal Payment Date which is at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date [twelve (12)] months prior to the Expected Final Principal Payment Date and each Determination Date thereafter until the Accumulation Period begins, the Servicer shall determine the Accumulation Period Length.

      (c) Early Amortization Period. On each Payment Date during an Early Amortization Period, the required deposit to the Principal Funding Sub-Account for the Class D(200[o]-[o]) Notes will be the Adjusted Invested Amount for the Class D(200[o]-[o]) Notes as of the close of business on the last day of the preceding Monthly Period (after taking into account any reductions or increases occurring on such date).

      (d) On each Principal Payment Date, the Indenture Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Principal Funding Sub-Account for the Class D(200[o]-[o]) Notes and distribute to the Paying Agent for payment to the Class D(200[o]-[o]) Noteholders the amounts deposited into the Principal Funding Sub-Account for the Class D(200[o]-[o]) Notes pursuant to this Section 2.04.

      Section 2.05 Holders' Rights to Payments of Interest and Principal.

      (a) Any installment of interest or principal, if any, payable on any Class D(200[o]-[o]) Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Class D(200[o]-[o]) Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person's account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

      (b) The right of the Class D(200[o]-[o]) Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Class D(200[o]-[o]) Termination Date.

      Section 2.06 Cash Collateral Account. In accordance with Section 4.22 of the AdvantaSeries Indenture Supplement, on or prior to the Closing Date, the Transferor shall deposit, cause to be deposited or maintain funds in the Cash Collateral Account such that after such deposit the Available Cash Collateral Account Amount is equal to the Required Cash Collateral Account Amount.

      Section 2.08 Delivery and Payment for the Class D(200[o]-[o]) Notes; Form and Denomination.

      (a) The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Class D(200[o]-[o]) Notes in accordance with Section 2.03 of the Indenture. The Indenture Trustee shall deliver the Class D(200[o]-[o]) Notes to or upon the order of the Issuer when so authenticated. The Class D(200[o]-[o]) Notes shall be Definitive Notes and not Book-Entry Notes.

      (b) The Class D(200[o]-[o]) Notes will be issued in minimum denominations of $[o] and integral multiples of that amount.

      Section 2.09 Manner of Payment of Class D(200[o]-[o]) Notes. Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Class D(200[o]-[o]) Noteholders hereunder shall be made by (i) check mailed to each Class D(200[o]-[o]) Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Class D(200[o]-[o]) Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Class D(200[o]-[o]) Note or the making of any notation thereon.

      Section 2.10 Monthly Servicing Fee. In accordance with Section 3.01(a) of the AdvantaSeries Indenture Supplement, with respect to [o] [o], [o] Payment Date, the AdvantaSeries Monthly Servicing Fee allocated to the Class D(200[o]-[o]) Notes shall be $[o].

      Section 2.11 Additional Requirements for Registration of and Limitations on Transfer and Exchange of Class D(200[o]-[o]) Notes.

      (a) No Holder of a Class D(200[o]-[o]) Note may sell, convey, assign, hypothecate, pledge, participate or otherwise transfer any interest in the Class D(200[o]-[o]) Notes (each, a "CLASS D(200[o]-[o]) NOTE ASSIGNMENT"), to any Person (upon such Class D(200[o]-[o]) Note Assignment, a "CLASS D(200[o]-[o]) NOTE ASSIGNEE"), unless (i) the Class D(200[o]-[o]) Note Assignment consists of the entirety of such assignor Holder's Class D(200[o]-[o]) Note and no Class D(200[o]-[o]) Note Assignments of a partial interest in such Class D(200[o]-[o]) Notes will be made, and (ii) the Transferor shall have granted its prior written consent (which consent shall not be granted if, among other things, the Transferor determines in its sole and absolute discretion that such Class D(200[o]-[o]) Note Assignment would create or increase a risk that the Trust would be classified for Federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation); provided, however, that any Class D(200[o]-[o]) Note Assignment shall be void unless (i) such proposed Class D(200[o]-[o]) Note Assignee, other than Advanta Bank Corp ("ABC") or an Affiliate of ABC, shall comply with this Section 2.09 and shall have delivered to the Indenture Trustee, the Servicer and the Transferor an investment representation letter substantially in the form of Exhibit A attached hereto (an "INVESTMENT LETTER"), or such other form as the Transferor in its sole and absolute discretion deems acceptable, prior to the effectiveness of such Class D(200[o]-[o]) Note Assignment; (ii) the number of Private Holders would not exceed, as of the date of the proposed Class D(200[o]-[o]) Note Assignment, eighty (80), and (iii) the number of Private Holders owning interests in the Class D(200[o]-[o]) Notes would not exceed, as of the date of the proposed Class D(200[o]-[o]) Note Assignment, four (4) or such greater number as may be consented to by the Transferor in its sole and absolute discretion. In connection with any Class D(200[o]-[o]) Note Assignment, the assignor Class D(200[o]-[o]) Note Holder shall request in writing to the Indenture Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor, and the Transferor shall respond to any such request within ten Business Days after its receipt; it being understood that the obtaining of such consent is a condition to the effectiveness of the Class D(200[o]-[o]) Note Assignment. Each Class D(200[o]-[o]) Note Assignee is subject to the terms and conditions of this Section 2.09 and its Investment Letter on an ongoing basis and shall make the certifications, representations and warranties contained in its Investment Letter. Any transfer, resale, pledge or other transfer of a Class D(200[o]-[o]) Note (or any interest therein) contrary to the restriction set forth above in this Section 2.09 or made in reliance upon any false representation or warranty made by a transferee in its Investment Letter shall be deemed void ab initio by the Indenture Trustee.

      (b) Registration of transfer of the Class D(200[o]-[o]) Notes shall be effected only if such transfer is exempt from the registration requirements under the Securities Act. The transferor or the transferee, other than ABC or an Affiliate of ABC, shall deliver, at its expense, to the Transferor, the Servicer and the Indenture Trustee, an investment letter from the transferee, substantially in the form of the investment representation letter attached hereto as Exhibit A. None of the Issuer, the Transferor, the Servicer, the Seller, the Indenture Trustee or the Transfer Agent and Registrar is obligated to register or qualify the Class D(200[o]-[o]) Notes under the Securities Act or any other securities law or to take any action not otherwise required under this AdvantaSeries Indenture Supplement or the Indenture to permit the transfer of the Class D(200[o]-[o]) Notes without registration or qualification. Any Class D(200[o]-[o])

Noteholder desiring to effect a transfer of unregistered Class D(200[o]-[o]) Notes shall, and does hereby agree to, indemnify the Issuer, the Transferor (unless the transferor of the Class D(200[o]-[o]) Notes is the Transferor), the Servicer, the Seller, the Indenture Trustee and the Transfer Agent and Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws and no registration of transfer shall be made until such letter is so delivered.

      (c) The Class D(200[o]-[o]) Notes may not be acquired or held by or on behalf of or with "plan assets" of (a) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not subject to Title I of ERISA, (b) a plan described in
Section 4975(e)(1) of the Code, (c) an entity whose underlying assets include "plan assets" by reason of a plan's investment in the purchaser or (d) a "benefit plan investor" (as defined in U.S. Department of Labor ("DOL") Regulation Section 2510.3-101) ("BENEFIT PLAN INVESTOR"), unless (i) the investor is acquiring or holding the Class D(200[o]-[o]) Notes with assets of an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60 (a "GENERAL ACCOUNT")), (ii) the purchase and holding of the Class D(200[o]-[o]) Notes are eligible for the exemptive relief afforded under Section I of PTCE 95-60, (iii) less than 25% of the assets of such General Account constitute "plan assets" of Benefit Plan Investors, and (iv)r giving effect to the purchase of the Class D(200[o]-[o]) Notes and all other purchases occurring simultaneously therewith, less than 25% of the Class D(200[o]-[o]) Notes (excluding Class D(200[o]-[o]) Notes held by the Servicer or any Affiliate of the Servicer) will constitute "plan assets" of Benefit Plan Investors.

      (d) Each Class D(200[o]-[o]) Noteholder, other than ABC or an Affiliate of ABC, agrees with the Transferor and the Indenture Trustee that: (i) such Class D(200[o]-[o]) Noteholder will deliver to the Transferor, the Servicer and the Indenture Trustee on or before the acquisition of the Class D(200[o]-[o]) Notes and on or before the effective date of any Class D(200[o]-[o]) Note Assignment, as applicable, a letter in the form annexed hereto as Exhibit A, executed by the Class D(200[o]-[o]) Noteholder, or such Class D(200[o]-[o]) Note Assignee, in the case of a Class D(200[o]-[o]) Note Assignment, with respect to the purchase by such Class D(200[o]-[o]) Noteholder or Class D(200[o]-[o]) Note Assignee, as the case may be, of a Class D(200[o]-[o]) Note and (ii) all of the statements made by such Class D(200[o]-[o]) Noteholder in its Investment Letter shall be true and correct as of the date made.

      (e) Class D(200[o]-[o]) Notes issued upon registration or transfer of, or Class D(200[o]-[o]) Notes issued in exchange for Class D(200[o]-[o]) Notes shall bear the restrictive legends regarding securities laws, tax and ERISA matters contained in the form of the Class D(200[o]-[o]) Note attached as Exhibit A-4 to the AdvantaSeries Indenture Supplement, unless the Transferor, the Servicer, the Indenture Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed or modified.

      (f) If so requested by the Transferor, the Indenture Trustee will make available to any prospective purchaser of Class D(200[o]-[o]) Notes who so requests, a copy of a letter provided to the Indenture Trustee by or on behalf of the Transferor relating to the transferability of any Series, Class or Tranche.

                               [END OF ARTICLE II]

IN WITNESS WHEREOF, the undersigned have caused this Terms Document to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                           WILMINGTON TRUST COMPANY,
                                              as Owner Trustee of
                                           ADVANTA BUSINESS CARD MASTER TRUST

                                           By: _________________________________
                                           Name:
                                           Title:

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                              as Indenture Trustee

                                           By: _________________________________
                                           Name:
                                           Title:

             [Signature Page to Class D(200[o]-[o]) Terms Document]

                                                                       EXHIBIT A

                            FORM OF INVESTMENT LETTER

                                INVESTMENT LETTER

                                     [Date]

[Indenture Trustee]

[Transferor]

[Servicer]

    Re:  Purchase of Advanta Business Card Master Trust
         AdvantaSeries, Class D(200[o]-[o]) Asset Backed Notes

Dear Sirs:

The undersigned proposes to purchase the AdvantaSeries Class D(200[o]-[o]) Notes identified below issued by Advanta Business Card Master Trust (the "Issuer"), pursuant to (i) the AdvantaSeries Class D(200[o]-[o]) Terms Document, dated as of [o] [o], [o], between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "Indenture Trustee), (ii) the AdvantaSeries Indenture Supplement, dated as of November 1, 2004 (the "Indenture Supplement"), among the Issuer, Advanta Business Receivables Corp., as transferor (the "Transferor"), Advanta Bank Corp., as servicer (the "Servicer") and the Indenture Trustee and (iii) the Master Indenture, among the Issuer, the Transferor, the Servicer and the Indenture Trustee. In connection with our proposed purchase of such notes we acknowledge, represent, warrant and covenant that:

      1. the AdvantaSeries Class D(200[o]-[o]) Notes will be offered and may be resold only to "qualified institutional buyers" ("QIBs") pursuant to Rule 144A of the Securities Act of 1933, as amended (the "Securities Act");

      2. the AdvantaSeries Class D(200[o]-[o]) Notes have not been and will not be registered under the Securities Act or any state or other applicable securities law and the AdvantaSeries Class D(200[o]-[o]) Notes, or any interest or participation therein, may not be offered, sold, pledged or otherwise transferred unless registered pursuant to, or exempt from registration under, the Securities Act and any other applicable securities law;

      3. none of the Owner Trustee, the Indenture Trustee, the Transferor or the Servicer or any person representing the Owner Trustee, the Indenture Trustee, the Transferor or the Servicer has made any representation to us with respect to the Issuer or the offering or sale of any of the AdvantaSeries Class D(200[o]-[o]) Notes, other than [the information contained in the accompanying Private Placement Memorandum, which has been delivered to us and upon which we are relying in making our investment decision with respect to the AdvantaSeries Class

D(200[o]-[o]) Notes]. We have had access to such financial and other information concerning the Issuer and the AdvantaSeries Class D(200[o]-[o]) Notes as we have deemed necessary in connection with our decision to purchase such notes;

      4. we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the AdvantaSeries Class D(200[o]-[o]) Notes, and we (and any account for which we are purchasing under paragraph (8) below) are able to bear the economic risk of an investment in the AdvantaSeries Class D(200[o]-[o]) Notes;

      5. the AdvantaSeries Class D(200[o]-[o]) Notes will bear a legend to the following effect:

      "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUER OR ITS AFFILIATES OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT. THIS SECURITY WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE MASTER INDENTURE AND THE INDENTURE SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS NOTE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR AND UNLESS AND UNTIL THE INDENTURE TRUSTEE, THE TRANSFEROR AND THE SERVICER SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE MASTER INDENTURE, THE INDENTURE SUPPLEMENT AND THE TERMS DOCUMENT. THE ADVANTASERIES CLASS D(200[o]-[o]) NOTES ARE ALSO SUBJECT TO RESTRICTIONS ON THE PURCHASE, OWNERSHIP AND DISPOSITION OF SUCH SECURITIES, INCLUDING THE CONSENT OF THE TRANSFEROR AND THE DELIVERY OF AN INVESTMENT LETTER. SUCH RESTRICTIONS ARE SET FORTH IN THE MASTER INDENTURE AND THE INDENTURE SUPPLEMENT, COPIES OF WHICH ARE AVAILABLE FROM THE INDENTURE TRUSTEE.

      THIS ADVANTASERIES CLASS D(200[o]-[o]) NOTE MAY NOT BE SOLD OR TRANSFERRED TO ANY PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), TO ANY PERSON ACTING ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY SUCH PLAN, OR TO ANY

OTHER "BENEFIT PLAN INVESTOR" (AS DEFINED IN UNITED STATES DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101(f)(2)), INCLUDING AN INSURANCE COMPANY GENERAL ACCOUNT, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE SUPPLEMENT AND THE TERMS DOCUMENT.

      THIS ADVANTASERIES CLASS D(200[o]-[o]) NOTE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS ADVANTASERIES CLASS D(200[o]-[o]) NOTE BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE ADVANTASERIES CLASS D(200[o]-[o]) NOTES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE ADVANTASERIES CLASS D(200[o]-[o]) NOTES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

      BEFORE PURCHASING THIS NOTE, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER THE ISSUER NOR THE SELLER OF THIS NOTE HAS AGREED TO REGISTER THIS NOTE UNDER THE SECURITIES ACT, TO QUALIFY THIS NOTE UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

      AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF."

      Any portion of this legend may be removed or modified if the Transferor, the Servicer and the Indenture Trustee and the Transfer Agent and Registrar have received an Opinion of Counsel, in form and substance satisfactory to them, to the effect that such paragraph may be removed or modified;

      6. if we are acquiring any AdvantaSeries Class D(200[o]-[o]) note, or any interest or participation therein, as a fiduciary or agent for one or more investor accounts, we have sole investment discretion with respect to that account and we have full power to make the acknowledgements, representations and agreements contained herein on behalf of each of those accounts;

      7. we (1) are a QIB, (2) are aware that the sale to us is being made in reliance on Rule 144A and if we are acquiring those AdvantaSeries Class D(200[o]-[o]) notes or any interest or participation therein for the account of another QIB, that such other QIB is aware that the sale is being made in reliance on Rule 144A and (3) are acquiring those AdvantaSeries Class D(200[o]-[o]) notes or any interest or participation therein for our own account or for the account of a QIB;

      8. we are purchasing the AdvantaSeries Class D(200[o]-[o]) notes for our own account, or for one or more investor accounts for which we are acting as fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of our property or the property of that investor account or accounts be at all times within our or their control and subject to our or their ability to resell those AdvantaSeries Class D(200[o]-[o]) notes, or any interest or participation therein, as described herein and as provided in the Master Indenture or the Indenture Supplement or the Terms Document;

      9. we agree that if in the future we should offer, sell or otherwise transfer that AdvantaSeries Class D(200[o]-[o]) note or any interest or participation therein, we will do so only (A) to the Transferor or an affiliate of the Transferor, or (B) pursuant to Rule 144A to a person whom we reasonably believe is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom we have informed that such offer, sale or other transfer is being made in reliance on Rule 144A;

      10. the Transferor, the Issuer, the Servicer, the Owner Trustee, the Indenture Trustee and others will rely on the truth and accuracy of the foregoing representations, warranties and covenants and we agree that if any of the foregoing representations, warranties and covenants deemed to have been made by us are no longer accurate, we shall promptly notify the Transferor, the Issuer, the Servicer, the Owner Trustee and the Indenture Trustee. We further agree to use reasonable efforts to produce a replacement investor which is acceptable to the Transferor to replace us in the event of any such breach (understanding also that the Transferor shall also have the right to procure a replacement investor), and agree to take all actions necessary to permit a replacement investor to succeed to our rights and obligations with respect to the related AdvantaSeries Class D(200[o]-[o]) note. We acknowledge that the portion of the Tax Opinion to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the certifications described herein;

      11. we are the beneficial owner for United States federal income tax purposes and, unless otherwise consented to by the Transferor in its sole discretion in writing, we are and will remain a "United States person" for such purposes for so long as we hold any interest in an AdvantaSeries Class D(200[o]-[o]) Note;

      12. by our acceptance of an interest in the AdvantaSeries Class D(200[o]-[o]) Notes, we agree to treat the AdvantaSeries Class D(200[o]-[o]) Notes for federal, state and local income and franchise tax purposes as indebtedness of the Transferor;

      13. unless otherwise consented to by the Transferor in its sole discretion in writing, we are properly classified as, and shall remain classified as, a "corporation" as described in

Section 7701(a)(3) of the Internal Revenue Code of 1986 (the "Code") and are not, and so long as we shall be an owner of AdvantaSeries Class D(200[o]-[o]) Notes will not become, an "S Corporation" (within the meaning of Section 1361(a) of the Code) for U.S. federal income tax purposes;

      14. we have not acquired, and shall not sell, trade or transfer any interest in the AdvantaSeries Class D(200[o]-[o]) Notes, nor cause any interest in the AdvantaSeries Class D(200[o]-[o]) Notes to be marketed on or through either (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (ii) a "secondary market (or the substantial equivalent thereof)" within the meaning of Code Section 7704(b)(2) (including a market wherein interests in the AdvantaSeries Class D(200[o]-[o]) Notes are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the AdvantaSeries Class D(200[o]-[o]) Notes and stands ready to effect, buy or sell transactions at the quoted prices for itself or on behalf of others);

      15. either [check one]:

            ___ we are not, and we are not acquiring the AdvantaSeries Class D(200[o]-[o]) Notes by or on behalf of, or with "plan assets" of, (i) an employee benefit plan (as defined in Section 3(3) of The Employment Retirement Income Security Act of 1974, as amended (" ERISA"), whether or not subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) an entity whose underlying assets include "plan assets" by reason of a Plan's investment in us; or (a) a person who is otherwise a "benefit plan investor," as defined in U.S. Department of Labor ("DOL") Regulation Section 2510.3-101 (a "Benefit Plan Investor"), including any insurance company general account or a governmental or foreign plan that is generally not subject to ERISA or Section 4975 of the Code; OR

            ___ we are acquiring the AdvantaSeries Class D(200[o]-[o]) Notes and the AdvantaSeries Class D(200[o]-[o]) Notes will be held by or on behalf of, or with "plan assets" of, a Plan or other Benefit Plan Investor and

                  (a) (1) we are purchasing the AdvantaSeries Class D(200[o]-[o]) Notes with assets of an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60 (a "General Account"); (2) our purchase of the AdvantaSeries Class D(200[o]-[o]) Notes is eligible for the exemptive relief afforded under Section I of PTCE 95-60; and (3) less than ____% (enter a percentage not in excess of 25%) of the assets of the such General Account constitute "plan assets" of Benefit Plan Investors; and

                  (b) after giving effect to our purchase and all other purchases occurring simultaneously therewith, less than 25% of the Notes (excluding Notes held by the servicer or any of its affiliates) will constitute "plan assets" of Benefit Plan Investors;

      16. we represent and warrant and agree with you that (i) our purchase and holding of AdvantaSeries Class D(200[o]-[o]) Notes will satisfy the ERISA requirements described in paragraph 15 above and (ii) we will not assign or transfer AdvantaSeries Class D(200[o]-[o]) Notes unless (a) the proposed assignee or transferee delivers a letter to you evidencing its agreement to the ERISA representations and covenants in Paragraph 15 above with respect to its purchase, holding and transfer of AdvantaSeries Class D(200[o]-[o]) Notes and
(b) if we (x) are not (and are not acting on behalf of ) a Benefit Plan Investor, the assignee or transferee will also not be a Benefit Plan Investor, or (y) are (or are acting on behalf of) a General Account, the assignee or transferee will be accurately identified in such letter as either another General Account or a person who is not (and is not acting on behalf of) a Benefit Plan Investor;

      17. registration of transfer of any AdvantaSeries Class D(200[o]-[o]) Note or any interest therein will require delivery of such certificates and other requirements as are required by the Indenture Supplement, as more specifically set forth therein; and

      18. transfers of the AdvantaSeries Class D(200[o]-[o]) Notes or any interest or participation therein shall otherwise be subject in all respects to the restrictions applicable thereto contained in the Master Indenture, the Indenture Supplement and the Terms Document.

      Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture Supplement.

                                           Very truly yours,

                                           [NAME OF INVESTOR]

                                           By: _________________________________
                                           Name:
                                           Title:

ADVANTASERIES CLASS D(200[o]-[o]) NOTES TO BE PURCHASED

U.S.$[o] aggregate principal balance of AdvantaSeries Class D(200[o]-[o]) Asset Backed Notes

      If you are in agreement with the foregoing, please sign and return to us a counterpart hereof for each of the Company and Advanta and for each of the Underwriters and each counsel to the parties hereto, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, Advanta, and the Company.

                                        Very truly yours,

                                        ADVANTA BUSINESS RECEIVABLES CORP.

                                        By:   /s/ Michael Coco
                                            -----------------------------------
                                            Name: Michael Coco
                                            Title: Vice President and Treasurer

                                        ADVANTA BANK CORP.

                                        By:   /s/ Michael Coco
                                            -----------------------------------
                                            Name: Michael Coco
                                            Title: President

The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the
date first above written.

DEUTSCHE BANK SECURITIES INC.,
as Representative of the Underwriters

By:   /s/ Andrew Peisch
    -----------------------------
    Authorized Representative

By:   /s/ Kristi Leo
    -----------------------------
    Authorized Representative